UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2020
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee, CAIA
Portfolio Manager
Managed Fund since October 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	11.35	0.26	7.70	9.75
	Including sales charges		4.94	-5.48	6.43	9.10
Advisor Class*		11/08/12	11.59	0.49	7.96	9.97
Class C	Excluding sales charges	06/26/00	11.06	-0.53	6.91	8.94
	Including sales charges		10.06	-1.41	6.91	8.94
Institutional Class		09/27/10	11.52	0.50	7.98	10.03
Institutional 2 Class		08/01/08	11.59	0.51	8.04	10.13
Institutional 3 Class*		11/08/12	11.57	0.57	8.10	10.08
Class R		08/01/08	11.29	-0.08	7.44	9.48
MSCI USA High Dividend Yield Index (Net)			10.59	0.71	9.39	11.50
Russell 1000 Value Index			17.44	1.72	8.44	10.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	91.8
Convertible Bonds	0.3
Convertible Preferred Stocks	7.8
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	6.7
Consumer Discretionary	3.7
Consumer Staples	11.6
Energy	6.7
Financials	17.4
Health Care	17.8
Industrials	7.3
Information Technology	12.9
Materials	2.1
Real Estate	6.3
Utilities	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,113.50	1,020.17	5.46	5.22	1.02
Advisor Class	1,000.00	1,000.00	1,115.90	1,021.44	4.13	3.94	0.77
Class C	1,000.00	1,000.00	1,110.60	1,016.42	9.41	8.99	1.76
Institutional Class	1,000.00	1,000.00	1,115.20	1,021.44	4.13	3.94	0.77
Institutional 2 Class	1,000.00	1,000.00	1,115.90	1,021.74	3.81	3.64	0.71
Institutional 3 Class	1,000.00	1,000.00	1,115.70	1,022.00	3.54	3.38	0.66
Class R	1,000.00	1,000.00	1,112.90	1,018.96	6.75	6.45	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 91.2%
Issuer	Shares	Value ($)
Communication Services 6.1%
Diversified Telecommunication Services 5.4%
AT&T, Inc.	1,475,000	42,406,250
Verizon Communications, Inc.	1,250,000	75,512,500
Total		117,918,750
Media 0.7%
Comcast Corp., Class A	285,000	14,318,400
Total Communication Services		132,237,150
Consumer Discretionary 2.8%
Hotels, Restaurants & Leisure 0.8%
Extended Stay America, Inc.	425,000	5,826,750
Wyndham Destinations, Inc.	300,000	12,618,000
Total		18,444,750
Household Durables 1.0%
Newell Brands, Inc.	525,000	11,161,500
Whirlpool Corp.	60,000	11,676,600
Total		22,838,100
Specialty Retail 1.0%
Home Depot, Inc. (The)	75,000	20,805,750
Total Consumer Discretionary		62,088,600
Consumer Staples 11.4%
Beverages 4.9%
Coca-Cola Co. (The)	1,050,000	54,180,000
PepsiCo, Inc.	370,000	53,365,100
Total		107,545,100
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	285,000	10,832,850
Food Products 1.3%
JM Smucker Co. (The)	100,000	11,720,000
Kraft Heinz Co. (The)	500,000	16,470,000
Total		28,190,000
Household Products 1.8%
Kimberly-Clark Corp.	145,000	20,199,950
Procter & Gamble Co. (The)	145,000	20,136,150
Total		40,336,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.9%
Altria Group, Inc.	525,000	20,910,750
Philip Morris International, Inc.	550,000	41,662,500
Total		62,573,250
Total Consumer Staples		249,477,300
Energy 6.7%
Oil, Gas & Consumable Fuels 6.7%
Chevron Corp.	750,000	65,385,000
Exxon Mobil Corp.	1,065,000	40,608,450
Valero Energy Corp.	300,000	16,131,000
Williams Companies, Inc. (The)	1,100,000	23,078,000
Total		145,202,450
Total Energy		145,202,450
Financials 16.7%
Banks 8.5%
JPMorgan Chase & Co.	750,000	88,410,000
KeyCorp	337,158	5,212,462
PNC Financial Services Group, Inc. (The)	215,000	29,685,050
Truist Financial Corp.	550,000	25,531,000
U.S. Bancorp	600,000	25,926,000
Zions Bancorp	280,000	10,805,200
Total		185,569,712
Capital Markets 3.8%
Ares Capital Corp.	750,000	12,360,000
BlackRock, Inc.	31,000	21,648,850
Morgan Stanley	525,000	32,460,750
State Street Corp.	235,000	16,562,800
Total		83,032,400
Consumer Finance 0.5%
Discover Financial Services	145,000	11,044,650
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 3.9%
Hartford Financial Services Group, Inc. (The)	480,000	21,216,000
MetLife, Inc.	525,000	24,239,250
Principal Financial Group, Inc.	375,000	18,671,250
Travelers Companies, Inc. (The)	165,000	21,392,250
Total		85,518,750
Total Financials		365,165,512
Health Care 15.3%
Biotechnology 4.3%
AbbVie, Inc.	665,000	69,545,700
Amgen, Inc.	115,000	25,534,600
Total		95,080,300
Pharmaceuticals 11.0%
Bristol-Myers Squibb Co.	850,000	53,040,000
Eli Lilly and Co.	105,000	15,293,250
Johnson & Johnson	735,000	106,339,800
Merck & Co., Inc.	800,000	64,312,000
Total		238,985,050
Total Health Care		334,065,350
Industrials 6.5%
Aerospace & Defense 1.6%
Raytheon Technologies Corp.	490,000	35,142,800
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	200,000	34,214,000
Electrical Equipment 1.0%
Eaton Corp. PLC	190,000	23,010,900
Machinery 1.5%
Caterpillar, Inc.	185,000	32,114,150
Road & Rail 0.8%
Union Pacific Corp.	85,000	17,346,800
Total Industrials		141,828,650
Information Technology 12.7%
Communications Equipment 2.9%
Cisco Systems, Inc.	1,450,000	62,379,000
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	450,000	16,839,000
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.0%
International Business Machines Corp.	360,000	44,467,200
Semiconductors & Semiconductor Equipment 4.9%
Broadcom, Inc.	140,000	56,221,200
Texas Instruments, Inc.	315,000	50,793,750
Total		107,014,950
Software 0.7%
NortonLifeLock, Inc.	865,000	15,768,950
Technology Hardware, Storage & Peripherals 1.4%
HP, Inc.	825,000	18,092,250
Seagate Technology PLC	215,000	12,644,150
Total		30,736,400
Total Information Technology		277,205,500
Materials 2.1%
Chemicals 1.5%
Dow, Inc.	400,000	21,204,000
Nutrien Ltd.	240,000	11,824,800
Total		33,028,800
Metals & Mining 0.6%
Steel Dynamics, Inc.	325,000	11,768,250
Total Materials		44,797,050
Real Estate 6.3%
Equity Real Estate Investment Trusts (REITS) 6.3%
Agree Realty Corp.	155,000	10,214,500
Alexandria Real Estate Equities, Inc.	100,000	16,373,000
Crown Castle International Corp.	160,000	26,811,200
Duke Realty Corp.	550,000	20,933,000
Invitation Homes, Inc.	360,000	10,288,800
Life Storage, Inc.	140,000	15,360,800
Medical Properties Trust, Inc.	1,125,000	21,825,000
QTS Realty Trust Inc., Class A	250,000	14,852,500
Total		136,658,800
Total Real Estate		136,658,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.6%
Electric Utilities 3.2%
American Electric Power Co., Inc.	195,000	16,553,550
Duke Energy Corp.	225,000	20,848,500
Edison International	265,000	16,260,400
Pinnacle West Capital Corp.	200,000	16,370,000
Total		70,032,450
Multi-Utilities 1.4%
Ameren Corp.	180,000	14,000,400
NiSource, Inc.	635,000	15,367,000
Total		29,367,400
Total Utilities		99,399,850
Total Common Stocks (Cost $1,687,665,720)		1,988,126,212

Convertible Bonds 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.3%
AXA SA(a)
05/15/2021	7.250%	5,000,000	5,755,050
Total Convertible Bonds (Cost $4,751,146)			5,755,050

Convertible Preferred Stocks 7.7%
Issuer		Shares	Value ($)
Communication Services 0.5%
Diversified Telecommunication Services 0.5%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	10,000	12,122,000
Total Communication Services			12,122,000
Consumer Discretionary 0.8%
Auto Components 0.8%
Aptiv PLC	5.500%	120,000	16,778,400
Total Consumer Discretionary			16,778,400
Financials 0.5%
Capital Markets 0.5%
KKR & Co., Inc.	6.000%	200,000	10,962,000
Total Financials			10,962,000
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 2.3%
Health Care Equipment & Supplies 2.3%
Becton Dickinson and Co.	6.000%	310,000	16,200,600
Boston Scientific Corp.	5.500%	150,000	15,273,000
Danaher Corp.	5.000%	14,700	19,167,624
Total			50,641,224
Total Health Care			50,641,224
Industrials 0.7%
Machinery 0.7%
Stanley Black & Decker, Inc.	5.250%	145,000	16,182,000
Total Industrials			16,182,000
Utilities 2.9%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	450,000	22,050,000
Multi-Utilities 1.4%
DTE Energy Co.	6.250%	625,000	30,056,250
Water Utilities 0.5%
Essential Utilities, Inc.	6.000%	175,000	10,291,750
Total Utilities			62,398,000
Total Convertible Preferred Stocks (Cost $148,680,533)			169,083,624

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(b),(c)	3,541,573	3,541,219
Total Money Market Funds (Cost $3,541,180)		3,541,219
Total Investments in Securities (Cost: $1,844,638,579)		2,166,506,105
Other Assets & Liabilities, Net		13,175,721
Net Assets		2,179,681,826

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $17,877,050, which represents 0.82% of total net assets.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	63,366,644	260,266,162	(320,084,743)	(6,844)	3,541,219	3,762	16,966	3,541,573
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	132,237,150	—	—	132,237,150
Consumer Discretionary	62,088,600	—	—	62,088,600
Consumer Staples	249,477,300	—	—	249,477,300
Energy	145,202,450	—	—	145,202,450
Financials	365,165,512	—	—	365,165,512
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	334,065,350	—	—	334,065,350
Industrials	141,828,650	—	—	141,828,650
Information Technology	277,205,500	—	—	277,205,500
Materials	44,797,050	—	—	44,797,050
Real Estate	136,658,800	—	—	136,658,800
Utilities	99,399,850	—	—	99,399,850
Total Common Stocks	1,988,126,212	—	—	1,988,126,212
Convertible Bonds	—	5,755,050	—	5,755,050
Convertible Preferred Stocks
Communication Services	—	12,122,000	—	12,122,000
Consumer Discretionary	—	16,778,400	—	16,778,400
Financials	—	10,962,000	—	10,962,000
Health Care	—	50,641,224	—	50,641,224
Industrials	—	16,182,000	—	16,182,000
Utilities	—	62,398,000	—	62,398,000
Total Convertible Preferred Stocks	—	169,083,624	—	169,083,624
Money Market Funds	3,541,219	—	—	3,541,219
Total Investments in Securities	1,991,667,431	174,838,674	—	2,166,506,105
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,841,097,399)	$2,162,964,886
Affiliated issuers (cost $3,541,180)	3,541,219
Receivable for:
Investments sold	44,207,254
Capital shares sold	556,533
Dividends	9,485,476
Interest	16,111
Foreign tax reclaims	1,832,058
Prepaid expenses	7,686
Other assets	17,006
Total assets	2,222,628,229
Liabilities
Payable for:
Investments purchased	39,798,505
Capital shares purchased	2,503,740
Management services fees	115,444
Distribution and/or service fees	38,067
Transfer agent fees	198,885
Compensation of board members	236,795
Compensation of chief compliance officer	259
Other expenses	54,708
Total liabilities	42,946,403
Net assets applicable to outstanding capital stock	$2,179,681,826
Represented by
Paid in capital	1,806,387,934
Total distributable earnings (loss)	373,293,892
Total - representing net assets applicable to outstanding capital stock	$2,179,681,826
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$1,168,410,827
Shares outstanding	34,716,474
Net asset value per share	$33.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$35.71
Advisor Class
Net assets	$92,967,576
Shares outstanding	2,698,711
Net asset value per share	$34.45
Class C
Net assets	$148,950,059
Shares outstanding	4,552,280
Net asset value per share	$32.72
Institutional Class
Net assets	$492,519,228
Shares outstanding	14,549,411
Net asset value per share	$33.85
Institutional 2 Class
Net assets	$119,570,523
Shares outstanding	3,522,233
Net asset value per share	$33.95
Institutional 3 Class
Net assets	$122,849,701
Shares outstanding	3,554,479
Net asset value per share	$34.56
Class R
Net assets	$34,413,912
Shares outstanding	1,023,150
Net asset value per share	$33.64
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$47,824,137
Dividends — affiliated issuers	16,966
Interest	719,371
Foreign taxes withheld	(92,703)
Total income	48,467,771
Expenses:
Management services fees	6,978,086
Distribution and/or service fees
Class A	1,466,702
Class C	770,333
Class R	85,132
Transfer agent fees
Class A	610,938
Advisor Class	43,791
Class C	80,250
Institutional Class	260,332
Institutional 2 Class	34,372
Institutional 3 Class	4,597
Class R	17,726
Compensation of board members	43,565
Custodian fees	7,296
Printing and postage fees	75,325
Registration fees	72,340
Audit fees	15,242
Legal fees	16,098
Compensation of chief compliance officer	259
Other	33,957
Total expenses	10,616,341
Fees waived by transfer agent
Institutional 2 Class	(6,582)
Institutional 3 Class	(4,598)
Expense reduction	(80)
Total net expenses	10,605,081
Net investment income	37,862,690
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,222,888
Investments — affiliated issuers	3,762
Foreign currency translations	8,688
Net realized gain	20,235,338
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	173,989,856
Investments — affiliated issuers	(6,844)
Foreign currency translations	122,831
Net change in unrealized appreciation (depreciation)	174,105,843
Net realized and unrealized gain	194,341,181
Net increase in net assets resulting from operations	$232,203,871
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$37,862,690	$89,055,978
Net realized gain	20,235,338	62,980,663
Net change in unrealized appreciation (depreciation)	174,105,843	(159,886,702)
Net increase (decrease) in net assets resulting from operations	232,203,871	(7,850,061)
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,447,444)	(171,860,076)
Advisor Class	(1,568,163)	(10,333,193)
Class C	(2,347,151)	(23,821,036)
Institutional Class	(9,745,883)	(81,497,791)
Institutional 2 Class	(2,314,588)	(15,182,326)
Institutional 3 Class	(2,281,834)	(14,863,758)
Class R	(581,151)	(4,701,033)
Total distributions to shareholders	(40,286,214)	(322,259,213)
Decrease in net assets from capital stock activity	(204,192,924)	(119,529,118)
Total decrease in net assets	(12,275,267)	(449,638,392)
Net assets at beginning of period	2,191,957,093	2,641,595,485
Net assets at end of period	$2,179,681,826	$2,191,957,093
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	977,613	30,874,796	1,950,587	66,930,889
Distributions reinvested	684,580	21,029,592	4,939,997	169,092,563
Redemptions	(5,268,956)	(166,177,879)	(8,990,006)	(305,077,157)
Net decrease	(3,606,763)	(114,273,491)	(2,099,422)	(69,053,705)
Advisor Class
Subscriptions	489,627	15,899,492	870,510	29,732,263
Distributions reinvested	49,736	1,563,136	294,419	10,291,375
Redemptions	(364,477)	(11,750,175)	(935,329)	(32,320,096)
Net increase	174,886	5,712,453	229,600	7,703,542
Class C
Subscriptions	180,716	5,601,124	421,292	13,944,963
Distributions reinvested	75,503	2,258,904	674,365	22,585,747
Redemptions	(1,164,110)	(35,728,628)	(2,019,635)	(67,609,954)
Net decrease	(907,891)	(27,868,600)	(923,978)	(31,079,244)
Institutional Class
Subscriptions	1,422,700	45,175,425	4,141,664	144,160,297
Distributions reinvested	290,642	8,976,261	2,192,344	75,480,127
Redemptions	(3,669,507)	(116,332,785)	(8,115,804)	(273,365,141)
Net decrease	(1,956,165)	(62,181,099)	(1,781,796)	(53,724,717)
Institutional 2 Class
Subscriptions	446,569	14,182,811	974,503	32,575,307
Distributions reinvested	65,351	2,023,458	386,884	13,324,246
Redemptions	(617,265)	(19,612,931)	(1,026,604)	(35,308,104)
Net increase (decrease)	(105,345)	(3,406,662)	334,783	10,591,449
Institutional 3 Class
Subscriptions	330,837	10,733,584	839,035	30,374,555
Distributions reinvested	67,557	2,129,334	394,286	13,797,423
Redemptions	(400,835)	(12,948,690)	(808,683)	(28,524,625)
Net increase (decrease)	(2,441)	(85,772)	424,638	15,647,353
Class R
Subscriptions	71,264	2,277,308	197,439	6,843,192
Distributions reinvested	18,789	577,130	133,909	4,584,770
Redemptions	(156,411)	(4,944,191)	(323,988)	(11,041,758)
Net increase (decrease)	(66,358)	(2,089,753)	7,360	386,204
Total net decrease	(6,470,077)	(204,192,924)	(3,808,815)	(119,529,118)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$30.78	0.55	2.91	—	3.46	(0.58)	—	(0.58)
Year Ended 5/31/2020	$35.23	1.20	(1.17)	—	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019	$38.24	1.08	0.15	—	1.23	(1.24)	(3.00)	(4.24)
Year Ended 5/31/2018	$39.68	1.40	1.72	—	3.12	(1.44)	(3.12)	(4.56)
Year Ended 5/31/2017	$36.93	1.28	2.95	0.00(g)	4.23	(1.48)	—	(1.48)
Year Ended 5/31/2016	$38.33	1.28	(0.64)	—	0.64	(1.28)	(0.76)	(2.04)
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$31.49	0.60	2.97	—	3.57	(0.61)	—	(0.61)
Year Ended 5/31/2020	$35.96	1.32	(1.23)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.94	1.20	0.14	—	1.34	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$40.32	1.52	1.74	—	3.26	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.51	1.40	2.97	0.00(g)	4.37	(1.56)	—	(1.56)
Year Ended 5/31/2016	$38.91	1.40	(0.68)	—	0.72	(1.36)	(0.76)	(2.12)
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$29.93	0.41	2.84	—	3.25	(0.46)	—	(0.46)
Year Ended 5/31/2020	$34.34	0.92	(1.13)	—	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019	$37.37	0.80	0.13	—	0.93	(0.96)	(3.00)	(3.96)
Year Ended 5/31/2018	$38.86	1.08	1.67	—	2.75	(1.12)	(3.12)	(4.24)
Year Ended 5/31/2017	$36.20	1.00	2.86	0.00(g)	3.86	(1.20)	—	(1.20)
Year Ended 5/31/2016	$37.61	1.00	(0.65)	—	0.35	(1.00)	(0.76)	(1.76)
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$30.95	0.59	2.92	—	3.51	(0.61)	—	(0.61)
Year Ended 5/31/2020	$35.42	1.28	(1.19)	—	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.42	1.20	0.12	—	1.32	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$39.84	1.52	1.70	—	3.22	(1.52)	(3.12)	(4.64)
Year Ended 5/31/2017	$37.07	1.44	2.89	0.00(g)	4.33	(1.56)	—	(1.56)
Year Ended 5/31/2016	$38.48	1.36	(0.65)	—	0.71	(1.36)	(0.76)	(2.12)
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$31.04	0.60	2.93	—	3.53	(0.62)	—	(0.62)
Year Ended 5/31/2020	$35.50	1.32	(1.18)	—	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$38.49	1.20	0.17	—	1.37	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$39.91	1.52	1.74	—	3.26	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.14	1.44	2.93	0.00(g)	4.37	(1.60)	—	(1.60)
Year Ended 5/31/2016	$38.54	1.40	(0.64)	—	0.76	(1.40)	(0.76)	(2.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$33.66	11.35%	1.02%(d)	1.02%(d),(e)	3.41%(d)	32%	$1,168,411
Year Ended 5/31/2020	$30.78	(0.90%)	1.00%	1.00%(e)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$35.23	3.47%	0.99%	0.99%(e)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$38.24	7.96%	0.98%(f)	0.98%(e),(f)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$39.68	11.71%(h)	0.99%(f)	0.99%(e),(f)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$36.93	2.08%	1.01%(f)	1.01%(e),(f)	3.53%	85%	$2,805,177
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$34.45	11.59%	0.77%(d)	0.77%(d),(e)	3.68%(d)	32%	$92,968
Year Ended 5/31/2020	$31.49	(0.74%)	0.75%	0.75%(e)	3.72%	47%	$79,477
Year Ended 5/31/2019	$35.96	3.77%	0.74%	0.74%(e)	3.18%	66%	$82,497
Year Ended 5/31/2018	$38.94	8.20%	0.73%(f)	0.73%(e),(f)	3.76%	65%	$114,441
Year Ended 5/31/2017	$40.32	11.90%(h)	0.74%(f)	0.74%(e),(f)	3.66%	65%	$101,179
Year Ended 5/31/2016	$37.51	2.31%	0.76%(f)	0.76%(e),(f)	3.78%	85%	$106,063
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$32.72	11.06%	1.76%(d)	1.76%(d),(e)	2.66%(d)	32%	$148,950
Year Ended 5/31/2020	$29.93	(1.67%)	1.75%	1.75%(e)	2.68%	47%	$163,439
Year Ended 5/31/2019	$34.34	2.64%	1.74%	1.74%(e)	2.18%	66%	$219,222
Year Ended 5/31/2018	$37.37	7.08%	1.73%(f)	1.73%(e),(f)	2.80%	65%	$312,766
Year Ended 5/31/2017	$38.86	10.88%(h)	1.74%(f)	1.74%(e),(f)	2.67%	65%	$392,361
Year Ended 5/31/2016	$36.20	1.33%	1.76%(f)	1.76%(e),(f)	2.79%	85%	$411,269
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$33.85	11.52%	0.77%(d)	0.77%(d),(e)	3.66%(d)	32%	$492,519
Year Ended 5/31/2020	$30.95	(0.63%)	0.75%	0.75%(e)	3.68%	47%	$510,928
Year Ended 5/31/2019	$35.42	3.71%	0.74%	0.74%(e)	3.18%	66%	$647,702
Year Ended 5/31/2018	$38.42	8.19%	0.73%(f)	0.73%(e),(f)	3.83%	65%	$815,788
Year Ended 5/31/2017	$39.84	11.93%(h)	0.75%(f)	0.75%(e),(f)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$37.07	2.34%	0.76%(f)	0.76%(e),(f)	3.76%	85%	$602,822
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$33.95	11.59%	0.72%(d)	0.71%(d)	3.73%(d)	32%	$119,571
Year Ended 5/31/2020	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$38.49	8.24%	0.69%(f)	0.68%(f)	3.86%	65%	$160,493
Year Ended 5/31/2017	$39.91	11.99%(h)	0.68%(f)	0.68%(f)	3.75%	65%	$238,847
Year Ended 5/31/2016	$37.14	2.44%	0.67%(f)	0.67%(f)	3.89%	85%	$237,565
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$31.59	0.62	2.98	—	3.60	(0.63)	—	(0.63)
Year Ended 5/31/2020	$36.06	1.36	(1.23)	—	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$39.03	1.24	0.15	—	1.39	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$40.41	1.56	1.74	—	3.30	(1.56)	(3.12)	(4.68)
Year Ended 5/31/2017	$37.59	1.48	2.98	0.00(g)	4.46	(1.64)	—	(1.64)
Year Ended 5/31/2016	$38.98	1.44	(0.63)	—	0.81	(1.44)	(0.76)	(2.20)
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$30.76	0.51	2.91	—	3.42	(0.54)	—	(0.54)
Year Ended 5/31/2020	$35.20	1.12	(1.16)	—	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019	$38.20	1.00	0.12	—	1.12	(1.12)	(3.00)	(4.12)
Year Ended 5/31/2018	$39.65	1.28	1.71	—	2.99	(1.32)	(3.12)	(4.44)
Year Ended 5/31/2017	$36.90	1.20	2.95	0.00(g)	4.15	(1.40)	—	(1.40)
Year Ended 5/31/2016	$38.30	1.20	(0.64)	—	0.56	(1.20)	(0.76)	(1.96)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$34.56	11.57%	0.67%(d)	0.66%(d)	3.78%(d)	32%	$122,850
Year Ended 5/31/2020	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$39.03	8.40%	0.64%(f)	0.63%(f)	3.86%	65%	$132,205
Year Ended 5/31/2017	$40.41	12.01%(h)	0.63%(f)	0.63%(f)	3.82%	65%	$159,887
Year Ended 5/31/2016	$37.59	2.56%	0.62%(f)	0.62%(f)	3.97%	85%	$65,791
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$33.64	11.29%	1.26%(d)	1.26%(d),(e)	3.16%(d)	32%	$34,414
Year Ended 5/31/2020	$30.76	(1.19%)	1.25%	1.25%(e)	3.21%	47%	$33,516
Year Ended 5/31/2019	$35.20	3.21%	1.24%	1.24%(e)	2.67%	66%	$38,093
Year Ended 5/31/2018	$38.20	7.69%	1.23%(f)	1.23%(e),(f)	3.28%	65%	$43,418
Year Ended 5/31/2017	$39.65	11.32%(h)	1.24%(f)	1.24%(e),(f)	3.17%	65%	$45,454
Year Ended 5/31/2016	$36.90	1.83%	1.26%(f)	1.26%(e),(f)	3.31%	85%	$38,578
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	19

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
20	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, October 1, 2020 through September 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a
Columbia Dividend Opportunity Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2020, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $80.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $768,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	221,145
Class C	—	1.00(b)	2,988

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.11%	1.11%
Advisor Class	0.86	0.86
Class C	1.86	1.86
Institutional Class	0.86	0.86
Institutional 2 Class	0.79	0.81
Institutional 3 Class	0.75	0.76
Class R	1.36	1.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective October 1, 2020 through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitments, prior to October 1, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,844,639,000	355,702,000	(33,835,000)	321,867,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $679,793,977 and $829,731,211, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly
26	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 56.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Dividend Opportunity Fund | Semiannual Report 2020

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	29

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Dividend Opportunity Fund | Semiannual Report 2020	31

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR140_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Seligman Communications and Information Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Seligman Communications and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Communications and Information Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	34.35	40.09	23.31	18.23
	Including sales charges		26.61	32.03	21.86	17.53
Advisor Class		08/03/09	34.51	40.46	23.62	18.43
Class C	Excluding sales charges	05/27/99	33.83	39.05	22.40	17.34
	Including sales charges		32.83	38.05	22.40	17.34
Institutional Class		09/27/10	34.52	40.45	23.62	18.54
Institutional 2 Class		11/30/01	34.54	40.51	23.70	18.64
Institutional 3 Class*		03/01/17	34.57	40.56	23.64	18.38
Class R		04/30/03	34.18	39.76	23.01	17.93
S&P North American Technology Sector Index			27.35	44.00	25.70	20.66
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	99.5
Corporate Bonds & Notes	0.0(a)
Money Market Funds	0.5
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	10.4
Consumer Discretionary	1.2
Financials	0.0(a)
Industrials	2.6
Information Technology	85.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2020)
Information Technology
Application Software	10.3
Communications Equipment	5.1
Data Processing & Outsourced Services	7.0
Internet Services & Infrastructure	1.4
IT Consulting & Other Services	0.3
Semiconductor Equipment	17.3
Semiconductors	20.9
Systems Software	11.1
Technology Hardware, Storage & Peripherals	12.4
Total	85.8
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,343.50	1,019.21	7.19	6.19	1.21
Advisor Class	1,000.00	1,000.00	1,345.10	1,020.48	5.71	4.92	0.96
Class C	1,000.00	1,000.00	1,338.30	1,015.46	11.56	9.96	1.95
Institutional Class	1,000.00	1,000.00	1,345.20	1,020.48	5.71	4.92	0.96
Institutional 2 Class	1,000.00	1,000.00	1,345.40	1,020.68	5.47	4.71	0.92
Institutional 3 Class	1,000.00	1,000.00	1,345.70	1,020.93	5.17	4.46	0.87
Class R	1,000.00	1,000.00	1,341.80	1,017.94	8.66	7.47	1.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 10.3%
Broadcasting 2.1%
AMC Networks, Inc., Class A(a)	257,400	8,486,478
Discovery, Inc., Class A(a)	3,894,200	104,792,922
Fox Corp., Class A	2,281,300	65,792,692
Total Broadcasting		179,072,092
Interactive Home Entertainment 1.4%
Activision Blizzard, Inc.	1,245,208	98,969,132
Sciplay Corp., Class A(a),(b)	1,639,333	24,409,668
Total Interactive Home Entertainment		123,378,800
Interactive Media & Services 6.3%
Alphabet, Inc., Class A(a)	169,329	297,070,798
Alphabet, Inc., Class C(a)	137,487	242,078,860
Total Interactive Media & Services		539,149,658
Wireless Telecommunication Services 0.5%
Vodafone Group PLC, ADR	2,603,500	43,166,030
Total Wireless Telecommunication Services		43,166,030
Total Communication Services		884,766,580
Consumer Discretionary 1.2%
Internet & Direct Marketing Retail 1.2%
eBay, Inc.	2,049,949	103,378,928
Total Internet & Direct Marketing Retail		103,378,928
Total Consumer Discretionary		103,378,928
Industrials 2.6%
Electrical Components & Equipment 0.2%
Sensata Technologies Holding(a)	364,800	17,813,184
Total Electrical Components & Equipment		17,813,184
Heavy Electrical Equipment 2.1%
Bloom Energy Corp., Class A(a),(b)	7,356,648	180,385,009
Total Heavy Electrical Equipment		180,385,009
Research & Consulting Services 0.3%
Nielsen Holdings PLC	1,406,326	22,740,292
Total Research & Consulting Services		22,740,292
Total Industrials		220,938,485
Information Technology 85.2%
Common Stocks (continued)
Issuer	Shares	Value ($)
Application Software 10.2%
Cerence, Inc.(a),(b)	1,919,183	174,165,857
Cornerstone OnDemand, Inc.(a)	733,107	32,366,674
Dropbox, Inc., Class A(a)	7,737,409	154,516,058
Salesforce.com, Inc.(a)	530,451	130,384,856
Splunk, Inc.(a)	187,163	38,214,941
Synopsys, Inc.(a)	1,359,365	309,255,537
Verint Systems, Inc.(a)	622,312	35,446,892
Total Application Software		874,350,815
Communications Equipment 5.0%
Arista Networks, Inc.(a)	419,475	113,551,883
CommScope Holding Co., Inc.(a)	2,970,100	35,195,685
F5 Networks, Inc.(a)	570,200	92,834,262
Lumentum Holdings, Inc.(a)	888,700	76,765,906
Plantronics, Inc.(b)	2,753,066	75,213,763
Telefonaktiebolaget LM Ericsson, ADR	3,165,500	38,745,720
Total Communications Equipment		432,307,219
Data Processing & Outsourced Services 7.0%
Fidelity National Information Services, Inc.	719,600	106,795,836
Fiserv, Inc.(a)	679,100	78,218,738
Genpact Ltd.	1,348,863	54,831,281
Global Payments, Inc.	248,989	48,600,163
Pagseguro Digital Ltd., Class A(a)	1,370,575	64,910,432
Visa, Inc., Class A	1,162,250	244,479,287
Total Data Processing & Outsourced Services		597,835,737
Internet Services & Infrastructure 1.4%
GoDaddy, Inc., Class A(a)	1,494,637	118,883,427
Total Internet Services & Infrastructure		118,883,427
IT Consulting & Other Services 0.3%
DXC Technology Co.	1,084,000	23,750,440
Total IT Consulting & Other Services		23,750,440
Semiconductor Equipment 17.2%
Advanced Energy Industries, Inc.(a)	1,350,850	130,302,991
Applied Materials, Inc.	3,599,100	296,853,768
Lam Research Corp.	1,434,262	649,233,037
Teradyne, Inc.	3,640,668	401,711,307
Total Semiconductor Equipment		1,478,101,103
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors 20.8%
Analog Devices, Inc.	698,700	97,175,196
Broadcom, Inc.	928,251	372,767,036
Inphi Corp.(a)	214,928	33,341,781
Intel Corp.	1,144,100	55,317,235
Marvell Technology Group Ltd.	5,150,313	238,407,989
Maxim Integrated Products, Inc.	1,189,450	98,771,928
mCube, Inc.(a),(c),(d),(e)	6,015,833	24,965,710
Micron Technology, Inc.(a)	3,810,096	244,189,052
NXP Semiconductors NV	941,800	149,199,956
ON Semiconductor Corp.(a)	3,800,027	109,250,776
Qorvo, Inc.(a)	154,950	24,277,566
Rambus, Inc.(a)	1,324,700	20,824,284
Renesas Electronics Corp.(a)	10,643,900	94,322,117
SMART Global Holdings, Inc.(a)	886,174	27,196,680
Synaptics, Inc.(a),(b)	2,517,479	195,784,342
Total Semiconductors		1,785,791,648
Systems Software 11.0%
Fortinet, Inc.(a)	1,090,460	134,377,386
Microsoft Corp.	1,434,800	307,147,636
NortonLifeLock, Inc.	4,440,758	80,955,018
Oracle Corp.	1,883,200	108,698,304
Palo Alto Networks, Inc.(a)	433,694	127,471,341
SailPoint Technologies Holdings, Inc.(a)	865,490	40,297,214
Tenable Holdings, Inc.(a)	413,444	14,888,119
Xperi Holding Corp.(b)	6,740,541	128,609,522
Total Systems Software		942,444,540
Technology Hardware, Storage & Peripherals 12.3%
Apple, Inc.	3,889,600	463,056,880
Dell Technologies, Inc.(a)	1,298,600	89,642,358
HP, Inc.	4,547,156	99,719,131
McAfee Corp., Class A(a)	1,518,920	24,378,666
Common Stocks (continued)
Issuer	Shares	Value ($)
NetApp, Inc.	3,794,500	202,284,795
Western Digital Corp.(f)	3,901,992	175,121,401
Total Technology Hardware, Storage & Peripherals		1,054,203,231
Total Information Technology		7,307,668,160
Total Common Stocks (Cost: $4,301,545,518)		8,516,752,153

Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Other Industry 0.0%
Common Bond Communities(c),(d),(e)
04/15/2022	4.000%	565,777	565,777
Total Corporate Bonds & Notes (Cost: $565,777)			565,777

Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond, Inc.(c),(d),(e)	1.000%	2,159,244	3,713,899
Total Financials			3,713,899
Total Preferred Stocks (Cost: $10,000,000)			3,713,899

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(b),(g)	40,866,285	40,862,198
Total Money Market Funds (Cost: $40,862,179)		40,862,198
Total Investments in Securities (Cost $4,352,973,474)		8,561,894,027
Other Assets & Liabilities, Net		19,473,871
Net Assets		$8,581,367,898

At November 30, 2020, securities and/or cash totaling $25,778,048 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Western Digital Corp.	Morgan Stanley	USD	(20,178,048)	(4,496)	90.00	1/15/2021	(1,669,579)	(6,744)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Western Digital Corp.	Morgan Stanley	USD	(20,187,024)	(4,498)	40.00	01/15/2021	(1,425,263)	(377,832)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Bloom Energy Corp., Class A
	43,988,870	27,810,367	—	108,585,772	180,385,009	—	—	7,356,648
Cerence, Inc.
	79,175,479	—	(12,439,253)	107,429,631	174,165,857	27,203,463	—	1,919,183
Columbia Short-Term Cash Fund, 0.122%
	18,857,731	725,330,857	(703,323,560)	(2,830)	40,862,198	(9,196)	40,326	40,866,285
Plantronics, Inc.
	27,304,365	10,365,377	(1,539,695)	39,083,716	75,213,763	(487,230)	—	2,753,066
Sciplay Corp., Class A
	16,668,841	6,123,755	(115,200)	1,732,272	24,409,668	(145)	—	1,639,333
Synaptics, Inc.
	131,323,925	36,073,919	(1,027,361)	29,413,859	195,784,342	(66,947)	—	2,517,479
TiVo Corp.†
	48,521,466	—	(118,147,968)	69,626,502	—	—	—	—
Xperi Corp.†
	37,647,143	118,147,968	(173,482,522)	17,687,411	—	—	—	—
Xperi Holding Corp.‡
	—	179,995,173	(770,011)	(50,615,640)	128,609,522	(352,804)	657,819	6,740,541
Total	403,487,820			322,940,693	819,430,359	26,287,141	698,145

†	Issuer was not an affiliate at the end of period.
‡	Issuer was not an affiliate at the beginning of period.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2020, the total value of these securities amounted to $29,245,386, which represents 0.34% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At November 30, 2020, the total market value of these securities amounted to $29,245,386, which represents 0.34% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
CommonBond, Inc.	03/19/2018	2,159,244	10,000,000	3,713,899
Common Bond Communities	10/15/2020	565,777	565,777	565,777
mCube, Inc.	09/08/2020	6,015,833	25,000,001	24,965,710
			35,565,778	29,245,386

(e)	Valuation based on significant unobservable inputs.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	The rate shown is the seven-day current annualized yield at November 30, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	884,766,580	—	—	884,766,580
Consumer Discretionary	103,378,928	—	—	103,378,928
Industrials	220,938,485	—	—	220,938,485
Information Technology	7,188,380,333	94,322,117	24,965,710	7,307,668,160
Total Common Stocks	8,397,464,326	94,322,117	24,965,710	8,516,752,153
Corporate Bonds & Notes	—	—	565,777	565,777
Preferred Stocks
Financials	—	—	3,713,899	3,713,899
Total Preferred Stocks	—	—	3,713,899	3,713,899
Money Market Funds	40,862,198	—	—	40,862,198
Total Investments in Securities	8,438,326,524	94,322,117	29,245,386	8,561,894,027
Investments in Derivatives
Liability
Options Contracts Written	(384,576)	—	—	(384,576)
Total	8,437,941,948	94,322,117	29,245,386	8,561,509,451
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,844,053,924)	$7,742,463,668
Affiliated issuers (cost $508,919,550)	819,430,359
Cash collateral held at broker for:
Options contracts written	5,600,000
Receivable for:
Investments sold	16,639,192
Capital shares sold	3,095,073
Dividends	4,031,118
Interest	2,852
Foreign tax reclaims	148,480
Prepaid expenses	21,194
Total assets	8,591,431,936
Liabilities
Option contracts written, at value (premiums received $3,094,842)	384,576
Payable for:
Investments purchased	2,861,017
Capital shares purchased	4,986,029
Management services fees	591,471
Distribution and/or service fees	155,436
Transfer agent fees	724,740
Compensation of board members	245,461
Compensation of chief compliance officer	807
Other expenses	114,501
Total liabilities	10,064,038
Net assets applicable to outstanding capital stock	$8,581,367,898
Represented by
Paid in capital	3,335,084,538
Total distributable earnings (loss)	5,246,283,360
Total - representing net assets applicable to outstanding capital stock	$8,581,367,898
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$5,807,018,079
Shares outstanding	54,636,300
Net asset value per share	$106.28
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$112.76
Advisor Class
Net assets	$264,409,000
Shares outstanding	2,575,770
Net asset value per share	$102.65
Class C
Net assets	$399,222,180
Shares outstanding	6,187,466
Net asset value per share	$64.52
Institutional Class
Net assets	$1,678,249,072
Shares outstanding	14,155,206
Net asset value per share	$118.56
Institutional 2 Class
Net assets	$276,596,380
Shares outstanding	2,319,653
Net asset value per share	$119.24
Institutional 3 Class
Net assets	$79,555,540
Shares outstanding	673,387
Net asset value per share	$118.14
Class R
Net assets	$76,317,647
Shares outstanding	766,631
Net asset value per share	$99.55
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$32,019,590
Dividends — affiliated issuers	698,145
Interest	2,852
Foreign taxes withheld	(157,572)
Total income	32,563,015
Expenses:
Management services fees	31,963,056
Distribution and/or service fees
Class A	6,374,110
Class C	1,821,423
Class R	173,070
Transfer agent fees
Class A	2,475,634
Advisor Class	105,700
Class C	176,963
Institutional Class	714,332
Institutional 2 Class	71,008
Institutional 3 Class	2,385
Class R	33,628
Compensation of board members	75,459
Custodian fees	28,402
Printing and postage fees	112,880
Registration fees	88,879
Audit fees	14,993
Legal fees	41,945
Interest on interfund lending	347
Compensation of chief compliance officer	807
Other	152,916
Total expenses	44,427,937
Expense reduction	(4,824)
Total net expenses	44,423,113
Net investment loss	(11,860,098)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	627,876,861
Investments — affiliated issuers	26,287,141
Foreign currency translations	(76,244)
Options contracts written	(14,054,935)
Net realized gain	640,032,823
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,277,297,871
Investments — affiliated issuers	322,940,693
Foreign currency translations	14,864
Options contracts written	3,410,486
Net change in unrealized appreciation (depreciation)	1,603,663,914
Net realized and unrealized gain	2,243,696,737
Net increase in net assets resulting from operations	$2,231,836,639
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income (loss)	$(11,860,098)	$35,550,696
Net realized gain	640,032,823	642,624,661
Net change in unrealized appreciation (depreciation)	1,603,663,914	994,550,657
Net increase in net assets resulting from operations	2,231,836,639	1,672,726,014
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(491,295,474)
Advisor Class	—	(20,293,806)
Class C	—	(56,916,922)
Institutional Class	—	(126,323,675)
Institutional 2 Class	—	(22,823,937)
Institutional 3 Class	—	(4,256,818)
Class R	—	(8,122,682)
Total distributions to shareholders	—	(730,033,314)
Increase (decrease) in net assets from capital stock activity	(317,251,794)	171,158,582
Total increase in net assets	1,914,584,845	1,113,851,282
Net assets at beginning of period	6,666,783,053	5,552,931,771
Net assets at end of period	$8,581,367,898	$6,666,783,053
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,158,366	103,899,214	3,631,048	271,430,454
Distributions reinvested	—	—	5,938,144	448,804,890
Redemptions	(3,487,999)	(316,594,537)	(8,277,755)	(618,677,428)
Net increase (decrease)	(2,329,633)	(212,695,323)	1,291,437	101,557,916
Advisor Class
Subscriptions	381,270	35,039,011	809,934	58,706,500
Distributions reinvested	—	—	228,721	16,655,474
Redemptions	(301,371)	(26,213,755)	(733,438)	(53,849,086)
Net increase	79,899	8,825,256	305,217	21,512,888
Class C
Subscriptions	334,417	18,196,802	1,100,297	51,642,303
Distributions reinvested	—	—	1,136,454	52,526,908
Redemptions	(1,184,356)	(64,360,987)	(3,043,620)	(141,478,408)
Net decrease	(849,939)	(46,164,185)	(806,869)	(37,309,197)
Institutional Class
Subscriptions	1,127,179	112,675,489	3,050,121	253,586,434
Distributions reinvested	—	—	1,259,517	105,925,376
Redemptions	(1,638,779)	(163,933,952)	(3,496,339)	(287,226,991)
Net increase (decrease)	(511,600)	(51,258,463)	813,299	72,284,819
Institutional 2 Class
Subscriptions	302,306	30,525,877	851,764	72,125,615
Distributions reinvested	—	—	268,233	22,679,076
Redemptions	(509,645)	(50,197,988)	(980,532)	(82,057,697)
Net increase (decrease)	(207,339)	(19,672,111)	139,465	12,746,994
Institutional 3 Class
Subscriptions	215,736	22,195,038	266,307	22,545,796
Distributions reinvested	—	—	49,874	4,175,976
Redemptions	(104,295)	(10,431,777)	(186,942)	(15,598,053)
Net increase	111,441	11,763,261	129,239	11,123,719
Class R
Subscriptions	139,200	11,859,822	297,966	21,165,558
Distributions reinvested	—	—	105,728	7,503,529
Redemptions	(237,571)	(19,910,051)	(555,826)	(39,427,644)
Net decrease	(98,371)	(8,050,229)	(152,132)	(10,758,557)
Total net increase (decrease)	(3,805,542)	(317,251,794)	1,719,656	171,158,582
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$79.11	(0.16)	27.33	27.17	—	—
Year Ended 5/31/2020	$67.52	0.41(f)	20.34	20.75	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$76.31	(0.04)	26.38	26.34	—	—
Year Ended 5/31/2020	$65.38	0.58(f)	19.69	20.27	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$48.21	(0.30)	16.61	16.31	—	—
Year Ended 5/31/2020	$43.98	(0.10)(f)	13.09	12.99	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$88.14	(0.05)	30.47	30.42	—	—
Year Ended 5/31/2020	$74.36	0.67(f)	22.45	23.12	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$88.63	(0.03)	30.64	30.61	—	—
Year Ended 5/31/2020	$74.73	0.71(f)	22.57	23.28	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$106.28	34.35%	1.21%(c),(d)	1.21%(c),(d),(e)	(0.34%)(c)	17%	$5,807,018
Year Ended 5/31/2020	$79.11	31.36%	1.23%(d),(g)	1.23%(d),(e),(g)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(d)	1.24%(d),(e)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(e)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29%(e)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35%(g)	1.35%(e),(g)	(0.48%)	48%	$2,668,756
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$102.65	34.51%	0.96%(c),(d)	0.96%(c),(d),(e)	(0.10%)(c)	17%	$264,409
Year Ended 5/31/2020	$76.31	31.69%	0.98%(d),(g)	0.98%(d),(e),(g)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(d)	0.99%(d),(e)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(e)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03%(e)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10%(g)	1.10%(e),(g)	(0.23%)	48%	$26,328
Class C
Six Months Ended 11/30/2020 (Unaudited)	$64.52	33.83%	1.95%(c),(d)	1.95%(c),(d),(e)	(1.09%)(c)	17%	$399,222
Year Ended 5/31/2020	$48.21	30.39%	1.98%(d),(g)	1.98%(d),(e),(g)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(d)	1.99%(d),(e)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(e)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04%(e)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10%(g)	2.10%(e),(g)	(1.23%)	48%	$747,911
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$118.56	34.52%	0.96%(c),(d)	0.96%(c),(d),(e)	(0.09%)(c)	17%	$1,678,249
Year Ended 5/31/2020	$88.14	31.70%	0.98%(d),(g)	0.98%(d),(e),(g)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(d)	0.99%(d),(e)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(e)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04%(e)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10%(g)	1.10%(e),(g)	(0.23%)	48%	$347,029
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$119.24	34.54%	0.92%(c),(d)	0.92%(c),(d)	(0.05%)(c)	17%	$276,596
Year Ended 5/31/2020	$88.63	31.76%	0.94%(d),(g)	0.94%(d),(g)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(d)	0.95%(d)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98%(g)	0.98%(g)	(0.09%)	48%	$115,399
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$87.79	(0.01)	30.36	30.35	—	—
Year Ended 5/31/2020	$74.09	0.78(f)	22.33	23.11	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(h)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(i)	$71.02	(0.02)	7.48	7.46	—	—
Class R
Six Months Ended 11/30/2020 (Unaudited)	$74.19	(0.25)	25.61	25.36	—	—
Year Ended 5/31/2020	$63.78	0.19(f)	19.20	19.39	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Rounds to zero.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$118.14	34.57%	0.87%(c),(d)	0.87%(c),(d)	(0.01%)(c)	17%	$79,556
Year Ended 5/31/2020	$87.79	31.81%	0.89%(d),(g)	0.89%(d),(g)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(d)	0.90%(d)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(h)	39%	$20,050
Year Ended 5/31/2017(i)	$78.48	10.51%	0.92%(c)	0.92%(c)	(0.04%)(c)	54%	$222
Class R
Six Months Ended 11/30/2020 (Unaudited)	$99.55	34.18%	1.46%(c),(d)	1.46%(c),(d),(e)	(0.59%)(c)	17%	$76,318
Year Ended 5/31/2020	$74.19	31.03%	1.48%(d),(g)	1.48%(d),(e),(g)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(d)	1.49%(d),(e)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(e)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54%(e)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60%(g)	1.60%(e),(g)	(0.73%)	48%	$48,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	19

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
20	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option
22	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
contracts to facilitate buying and selling of securities for investments, to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2020:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	384,576
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(14,054,935)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	3,410,486
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2020:
Derivative instrument	Average value ($)*
Options contracts — written	(15,389,393)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2020.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2020:
Morgan Stanley ($)
Liabilities
Options contracts written	384,576
Total financial and derivative net assets	(384,576)
Total collateral received (pledged) (a)	(384,576)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
24	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.847% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
26	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $4,824.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,521,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	950,493
Class C	—	1.00(b)	4,262

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.34%	1.33%
Advisor Class	1.09	1.08
Class C	2.09	2.08
Institutional Class	1.09	1.08
Institutional 2 Class	1.05	1.04
Institutional 3 Class	1.00	0.99
Class R	1.59	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,349,879,000	4,419,624,000	(207,994,000)	4,211,630,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,283,281,844 and $1,654,952,645, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	5,175,000	0.60	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
30	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	31

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
32	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Seligman Communications and Information Fund | Semiannual Report 2020	33

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
34	Columbia Seligman Communications and Information Fund | Semiannual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Communications and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR219_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	4.40	5.17	3.62	3.82
	Including sales charges		1.30	2.05	2.98	3.52
Advisor Class*		11/08/12	4.48	5.38	3.87	4.03
Class C	Excluding sales charges	02/14/02	4.00	4.38	2.84	3.07
	Including sales charges		3.00	3.38	2.84	3.07
Institutional Class		09/27/10	4.48	5.39	3.87	4.11
Institutional 2 Class*		11/08/12	4.52	5.48	3.98	4.11
Institutional 3 Class*		10/01/14	4.52	5.49	4.06	4.09
Class R*		03/01/16	4.22	4.87	3.39	3.53
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			0.05	3.94	3.00	2.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Quality Income Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Asset-Backed Securities — Non-Agency	10.8
Commercial Mortgage-Backed Securities - Agency	3.3
Commercial Mortgage-Backed Securities - Non-Agency	8.8
Money Market Funds	2.9
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities - Agency	54.7
Residential Mortgage-Backed Securities - Non-Agency	19.3
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2020)
AAA rating	60.8
AA rating	4.9
A rating	2.6
BBB rating	14.8
BB rating	3.8
B rating	2.3
CCC rating	0.1
Not rated	10.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.00	1,020.78	4.66	4.61	0.90
Advisor Class	1,000.00	1,000.00	1,044.80	1,022.05	3.37	3.33	0.65
Class C	1,000.00	1,000.00	1,040.00	1,016.98	8.53	8.43	1.65
Institutional Class	1,000.00	1,000.00	1,044.80	1,022.05	3.37	3.33	0.65
Institutional 2 Class	1,000.00	1,000.00	1,045.20	1,022.55	2.85	2.82	0.55
Institutional 3 Class	1,000.00	1,000.00	1,045.20	1,022.76	2.64	2.61	0.51
Class R	1,000.00	1,000.00	1,042.20	1,019.51	5.95	5.89	1.15
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO 11 Ltd.(a),(b)
Series 2020-11A Class D
3-month USD LIBOR + 3.650% Floor 3.650% 10/15/2031	3.875%	4,200,000	4,204,061
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	1.918%	8,000,000	7,875,984
Apidos CLO XXXIII(a),(b)
Series 2020-33A Class D
3-month USD LIBOR + 4.320% Floor 4.320% 07/24/2031	4.593%	4,200,000	4,225,549
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	2,289,730	2,295,424
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class E
3-month USD LIBOR + 7.500% Floor 7.500% 10/23/2032	7.759%	2,500,000	2,503,715
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 3.770% Floor 3.770% 10/20/2031	3.979%	5,500,000	5,506,452
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	2.571%	5,000,000	4,910,980
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.937%	6,750,000	6,467,249
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	1.700%	12,500,000	12,132,600
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	8,500,000	8,393,471
Subordinated Series 2018-P1 Class B
07/15/2025	4.070%	7,358,204	7,373,771
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	5,500,000	5,485,890
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	401,067	399,115
LendingClub Receivables Trust(a)
Series 2019-11 Class A
12/15/2045	3.750%	3,898,882	3,884,038
Series 2019-2 Class A
08/15/2025	4.000%	3,505,912	3,489,120
Series 2019-3 Class A
10/15/2025	3.750%	5,710,061	5,683,137
Series 2019-5 Class A
12/15/2045	3.750%	7,280,773	7,246,640
Series 2019-7 Class A
01/15/2027	3.750%	5,281,542	5,259,451
Series 2019-8 Class A
12/15/2045	3.750%	4,896,897	4,877,974
Series 2020-1 Class A
01/16/2046	3.500%	6,455,005	6,435,078
Series 2020-2 Class A
02/15/2046	3.600%	3,561,238	3,550,451
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	100,000	4,014,000
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	2.159%	7,000,000	6,892,382
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	4.316%	6,000,000	6,003,792
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	8,324,414
OHA Credit Funding Ltd.(a),(b)
Series 2019-4A Class A2
3-month USD LIBOR + 1.650% Floor 1.650% 10/22/2032	1.866%	9,000,000	9,016,101
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.466%	2,756,926	2,430,652
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	6.886%	4,300,000	3,841,861
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.964%	7,000,000	6,863,640
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	5,688,107	5,781,291
Subordinated Series 2020-3 Class C
05/17/2027	6.430%	6,200,000	6,228,601
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.500%	3,000,000	2,982,162
Prosper Marketplace Issuance Trust(a)
Series 2019-3A Class B
07/15/2025	3.590%	4,000,000	3,961,806
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	1,045,767	1,045,473
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	2,240,702	2,240,556
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,804,000	8,604,545
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	1.825%	26,500,000	26,123,144
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.125%	7,000,000	6,467,062
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	1.937%	7,800,000	7,756,250
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	1.637%	6,500,000	6,439,232
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	1.968%	10,000,000	9,801,540
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Pass-Through Trust(a),(c),(d),(f)
Series 2021-ST1 Class A
02/20/2027	2.750%	5,700,000	5,700,000
Total Asset-Backed Securities — Non-Agency (Cost $256,474,245)			252,718,654

Commercial Mortgage-Backed Securities - Agency 4.2%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	15,000,000	16,579,437
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,944,282	19,589,475
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	12,084,532	12,993,687
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	6,180,382	6,494,140
Government National Mortgage Association(g),(h)
Series 2019-102 Class IB
03/16/2060	0.863%	21,473,486	1,606,414
Series 2019-109 Class IO
04/16/2060	0.837%	41,846,914	3,127,404
Series 2019-118 Class IO
06/16/2061	0.829%	57,105,887	3,704,693
Series 2019-131 Class IO
07/16/2061	0.937%	41,505,646	3,012,600
Series 2019-134 Class IO
08/16/2061	0.882%	35,127,503	2,472,323
Series 2019-139 Class IO
11/16/2061	0.745%	36,226,809	2,246,975
Series 2020-19 Class IO
12/16/2061	0.963%	33,576,140	2,824,989
Series 2020-3 Class IO
02/16/2062	0.890%	33,441,332	2,572,775
Total Commercial Mortgage-Backed Securities - Agency (Cost $77,321,606)			77,224,912

Commercial Mortgage-Backed Securities - Non-Agency 11.3%

Aventura Mall Trust(a),(g)
Series 2018-AVM Class A
07/05/2040	4.249%	6,520,000	7,036,791
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	2.391%	4,490,000	3,857,775

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	1.941%	6,500,000	5,917,391
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.911%	3,830,000	3,623,746
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	2.111%	7,000,000	6,449,469
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	5,000,000	4,620,198
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	1.541%	4,200,000	4,105,674
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	1.641%	3,000,000	2,921,250
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	2.391%	17,000,000	16,532,507
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.141%	3,675,000	3,537,179
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	11,560,000	8,978,791
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	7,513,977
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	2,604,790
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.333%	8,395,000	8,322,701
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	14,233,991
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	5,004,731
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,591,046
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.141%	5,320,000	5,317,500
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class D
11/10/2036	3.283%	5,500,000	4,575,957
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	4,069,947
Series 2018-SF3 Class B
10/17/2035	4.079%	21,000,000	21,443,171
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,470,000	5,639,801
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	11,234,566
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	8,131,339
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	13,650,000	14,057,309
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	5,103,271
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.241%	6,800,000	6,120,027
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.241%	6,700,000	6,239,779
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $208,260,567)			205,784,674

Residential Mortgage-Backed Securities - Agency 69.9%

Federal Home Loan Mortgage Corp.
04/01/2022	6.500%	4,837	4,890
10/01/2024- 04/01/2040	5.000%	5,946,699	6,907,081
06/01/2030	5.500%	2,748,537	3,075,786
04/01/2041- 11/01/2045	4.000%	21,432,898	23,560,507
08/01/2041	4.500%	3,917,076	4,411,007
03/01/2042- 11/01/2046	3.500%	62,227,794	67,896,744
11/01/2043- 01/01/2050	3.000%	59,819,435	63,305,005

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	5.809%	7,361,913	1,236,189
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	5.809%	8,741,624	1,607,261
CMO Series 3913 Class SW
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 09/15/2040	6.459%	780,265	52,042
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	6.059%	6,282,628	280,747
CMO Series 4183 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	6.009%	2,383,881	132,492
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.959%	890,251	26,608
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.759%	3,609,920	677,390
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	5.809%	7,903,005	1,565,678
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	5.900%	13,063,145	2,516,676
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	5.700%	10,439,864	2,107,467
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.930%	17,348,607	3,729,175
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.900%	20,671,727	4,943,435
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.829%	9,086,360	1,738,834
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	5.859%	3,616,577	641,961
Federal Home Loan Mortgage Corp.(h)
CMO Series 304 Class C69
12/15/2042	4.000%	2,895,373	413,797
CMO Series 3800 Class HI
01/15/2040	4.500%	899,722	25,610
CMO Series 4120 Class AI
11/15/2039	3.500%	2,935,282	100,794
CMO Series 4121 Class IA
01/15/2041	3.500%	3,642,659	167,691
CMO Series 4122 Class JI
12/15/2040	4.000%	2,425,815	163,125
CMO Series 4139 Class CI
05/15/2042	3.500%	3,309,479	373,661
CMO Series 4147 Class CI
01/15/2041	3.500%	4,780,548	276,026
CMO Series 4148 Class BI
02/15/2041	4.000%	2,390,101	127,412
CMO Series 4177 Class IY
03/15/2043	4.000%	6,860,237	1,083,091
CMO Series 4182 Class DI
05/15/2039	3.500%	3,433,874	88,095
CMO Series 4213 Class DI
06/15/2038	3.500%	2,444,281	51,876
CMO Series 4215 Class IL
07/15/2041	3.500%	3,892,232	145,630
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4068 Class GI
09/15/2036	2.597%	5,616,515	391,145

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4107 Class KS
06/15/2038	2.775%	4,841,807	296,858
CMO Series 4620 Class AS
11/15/2042	2.606%	7,680,443	467,815
Federal Home Loan Mortgage Corp. REMIC(b),(h)
CMO Series 4999 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/25/2050	6.000%	17,496,336	4,112,687
Federal National Mortgage Association
09/01/2022- 09/01/2036	6.500%	2,486,176	2,912,764
11/01/2022- 07/01/2023	6.000%	76,114	80,060
04/01/2029- 09/01/2041	5.000%	27,412,357	31,717,691
04/01/2033- 04/01/2041	5.500%	1,753,950	2,067,503
11/01/2034- 09/01/2049	3.500%	123,945,211	133,088,056
03/01/2036- 08/01/2041	4.500%	17,521,466	19,562,341
02/01/2041- 01/01/2042	4.000%	18,995,892	20,860,331
11/01/2046- 11/01/2050	3.000%	124,624,749	133,915,773
10/01/2050	2.500%	22,917,812	24,142,366
CMO Series 2017-72 Class B
09/25/2047	3.000%	9,957,067	10,670,864
Federal National Mortgage Association(b),(h)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	5.930%	8,270,596	1,193,833
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	5.950%	7,583,694	1,766,541
CMO Series 2012-80 Class DS
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 06/25/2039	6.500%	1,591,051	76,380
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.950%	3,948,270	381,577
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.000%	12,826,188	2,315,994
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	5.800%	25,047,948	5,674,866
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	5.700%	15,478,650	3,439,019
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	5.850%	22,128,993	5,247,822
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	5.850%	19,587,361	4,060,282
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	6.000%	15,848,133	3,536,598
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	64,318,304	6,707,524
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.000%	11,582,733	2,840,790
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.900%	36,983,087	7,748,001
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.900%	21,521,365	3,882,723

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	5.800%	26,369,041	4,765,919
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.930%	21,734,991	5,458,819
Federal National Mortgage Association(g),(h)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	5,052,963	5
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	7,716,822	262,153
CMO Series 2012-121 Class GI
08/25/2039	3.500%	1,660,381	45,062
CMO Series 2012-129 Class IC
01/25/2041	3.500%	5,803,238	337,200
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,920,391	94,918
CMO Series 2012-134 Class AI
07/25/2040	3.500%	8,383,294	417,173
CMO Series 2012-144 Class HI
07/25/2042	3.500%	2,996,843	344,449
CMO Series 2013-1 Class AI
02/25/2043	3.500%	3,221,613	418,996
CMO Series 2013-1 Class BI
02/25/2040	3.500%	1,496,454	81,332
CMO Series 2013-16
01/25/2040	3.500%	5,973,510	303,687
CMO Series 2013-41 Class IY
05/25/2040	3.500%	6,315,447	272,965
CMO Series 2013-6 Class MI
02/25/2040	3.500%	4,909,723	232,057
CMO Series 2020-55 Class MI
08/25/2050	2.500%	26,758,022	3,316,611
CMO Series 417 Class C4
02/25/2043	3.500%	11,104,558	1,671,174
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	167,485	188,618
01/15/2039- 08/20/2040	5.000%	7,835,814	9,003,693
Government National Mortgage Association(i)
04/20/2048	4.500%	24,164,755	26,273,688
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(h)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	4,847,708	791,777
CMO Series 2012-129 Class AI
08/20/2037	3.000%	3,878,651	146,995
CMO Series 2014-131 Class EI
09/16/2039	4.000%	8,662,834	671,770
CMO Series 2015-175 Class AI
10/16/2038	3.500%	18,042,915	1,723,602
CMO Series 2019-129 Class AI
10/20/2049	3.500%	25,489,766	2,844,954
CMO Series 2019-158 Class PI
12/20/2049	3.500%	49,322,071	5,093,101
CMO Series 2020-129 Class YI
09/20/2050	2.500%	34,248,541	4,084,611
CMO Series 2020-138 Class JI
09/20/2050	2.500%	36,819,342	4,973,877
Government National Mortgage Association(b),(h)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	6.059%	12,898,443	3,365,486
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.054%	13,020,012	3,106,739
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	6.054%	17,604,920	3,682,257
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	6.054%	14,356,773	2,126,166
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	6.004%	7,430,505	1,513,381
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.004%	16,909,525	3,177,024

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	6.054%	13,766,270	3,090,952
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.054%	9,644,581	1,978,990
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.054%	9,630,128	1,909,331
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.054%	14,067,764	3,089,441
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	6.054%	13,264,128	3,165,139
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	5.954%	22,390,839	2,320,128
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.904%	16,174,939	2,694,798
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	5.904%	13,464,362	2,740,280
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	5.954%	25,280,540	4,584,522
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	5.909%	20,837,584	5,578,578
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.954%	32,204,970	7,402,403
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.054%	25,152,631	5,449,295
Government National Mortgage Association TBA(f)
12/21/2050	3.000%	47,000,000	49,056,250
Uniform Mortgage-Backed Security TBA(f)
12/16/2035- 12/14/2050	3.000%	93,000,000	97,234,535
12/14/2050	2.000%	127,000,000	131,902,093
12/14/2050	2.500%	115,000,000	120,499,060
12/14/2050	3.500%	38,500,000	40,608,476
12/14/2050	4.000%	40,000,000	42,673,438
12/14/2050	4.500%	30,000,000	32,512,437
Total Residential Mortgage-Backed Securities - Agency (Cost $1,249,237,180)			1,275,872,392

Residential Mortgage-Backed Securities - Non-Agency 24.7%

Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	2,666,574	2,711,971
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,533,577
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,742,436
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,585,943
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,428,745
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	5,293,176	5,425,470
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	2.605%	123,686	123,439
Bayview Koitere Fund Trust(a),(g)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	6,126,059	6,157,431
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	14,241,970	14,351,243
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,504,402

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.750%	6,451,845	6,386,856
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	2.000%	8,731,543	8,733,244
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.900%	10,000,000	9,988,621
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.750%	19,000,000	18,645,483
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.900%	13,000,000	12,531,710
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	3,284,944	3,395,280
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	3.501%	542,643	503,291
CMO Series 2014-A Class B2
01/25/2035	5.501%	1,448,331	1,530,178
CMO Series 2014-C Class A
02/25/2054	3.250%	194,309	194,507
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	4,616,420	4,872,162
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.300%	4,869,475	4,716,415
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2014-2R Class 17A2
04/27/2037	4.012%	724,651	718,448
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2018-4A Class M1
10/25/2058	4.735%	12,000,000	12,081,988
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	5,205,000	5,347,045
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	1.950%	5,233,613	5,208,954
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.600%	14,700,000	14,275,554
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2020-1 Class A2
06/25/2065	3.150%	1,878,000	1,926,395
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	11,500,000	11,621,509
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.691%	12,200,000	12,200,357
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A3
09/25/2059	3.162%	3,267,470	3,328,734
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.050%	6,800,000	6,777,587
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	8,000,000	7,896,156
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class M1
11/25/2058	4.747%	13,570,000	14,082,082
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-3 Class M1
11/25/2059	3.518%	6,172,000	6,194,290
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	4,000,000	4,002,609
LVII Trust(a),(d),(g)
CMO Series 2020-1 Class M1
05/25/2060	4.650%	7,251,000	7,240,803
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	2,767,829	2,606,784
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	5,067,186	4,927,562
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,080,213	2,036,433
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.303%	15,670,809	815,868
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	3,144,601	3,135,616

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	2,865,230	2,869,263
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.100%	5,500,000	5,406,829
OMSR(a),(c),(d)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	14,036,721	13,896,354
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.152%	8,441,691	7,995,537
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.902%	4,745,815	4,563,505
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.000%	26,500,000	25,958,117
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	26,500,000	25,666,954
PRPM LLC(a),(g)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	21,563,721	21,597,535
Radnor Re Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	1.900%	5,000,000	4,945,851
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	1.600%	7,400,000	7,088,732
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	3.021%	1,389,773	1,381,616
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class A3
12/26/2053	4.673%	9,792,278	10,326,749
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	2,280,819	2,323,470
Stonnington Mortgage Trust(a),(c),(d),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	8,934,049	8,934,049
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	8,068,407	8,075,860
CMO Series 2019-1 Class A1
03/25/2022	4.458%	4,000,000	4,028,846
Vendee Mortgage Trust(g),(h)
CMO Series 1998-1 Class 2IO
03/15/2028	0.015%	790,356	107
CMO Series 1998-3 Class IO
03/15/2029	0.000%	887,443	132
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(g)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	4,536,724	4,533,036
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	1,246,434	1,248,931
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,882,566	1,886,827
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	7,500,000	7,438,419
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	8,000,000	7,941,342
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.849%	1,164,096	1,198,537
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	1,530,570	1,559,453
CMO Series 2019-3 Class M1
07/25/2059	3.139%	4,495,000	4,558,572
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	6,671,173
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $443,213,310)			450,582,974

Options Purchased Puts 0.3%
Value ($)
(Cost $7,810,000)	5,265,325

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Money Market Funds 3.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(j),(k)	67,032,725	67,026,022
Total Money Market Funds (Cost $67,026,022)		67,026,022
Total Investments in Securities (Cost: $2,309,342,930)		2,334,474,953
Other Assets & Liabilities, Net		(508,784,657)
Net Assets		1,825,690,296
At November 30, 2020, securities and/or cash totaling $15,674,124 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,041	03/2021	USD	143,836,922	62,980	—
U.S. Treasury 5-Year Note	658	03/2021	USD	82,928,563	70,719	—
Total					133,699	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(19)	03/2021	USD	(3,323,219)	9,461	—

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000,000	100,000,000	1.00	12/10/2020	1,170,000	43,290
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	200,000,000	200,000,000	1.00	01/07/2021	1,400,000	478,540
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000,000	100,000,000	1.00	09/30/2021	1,740,000	1,837,120
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	250,000,000	250,000,000	1.25	11/16/2021	3,500,000	2,906,375
Total							7,810,000	5,265,325

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(1,938,870)	334,390	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(1,787,816)	183,336	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	5.051	USD	2,400,000	(281,249)	1,200	—	(372,460)	92,411	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	20,000,000	(3,218,960)	10,000	—	(3,910,598)	701,638	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	5,000,000	(804,740)	2,500	—	(1,174,221)	371,981	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	5,000,000	(804,740)	2,500	—	(851,313)	49,073	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(1,645,314)	40,834	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.051	USD	16,000,000	(1,874,992)	8,000	—	(3,200,370)	1,333,378	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	11.645	USD	5,000,000	(1,049,995)	2,500	—	(290,407)	—	(757,088)
Total								(12,863,116)	41,700	—	(15,171,369)	3,107,041	(757,088)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $909,086,063, which represents 49.79% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2020.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2020, the total value of these securities amounted to $32,544,403, which represents 1.78% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2020.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	100,579,498	319,153,119	(352,707,584)	989	67,026,022	(14,893)	47,390	67,032,725
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	243,004,654	9,714,000	252,718,654
Commercial Mortgage-Backed Securities - Agency	—	77,224,912	—	77,224,912
Commercial Mortgage-Backed Securities - Non-Agency	—	205,784,674	—	205,784,674
Residential Mortgage-Backed Securities - Agency	—	1,275,872,392	—	1,275,872,392
Residential Mortgage-Backed Securities - Non-Agency	—	420,511,768	30,071,206	450,582,974
Options Purchased Puts	—	5,265,325	—	5,265,325
Money Market Funds	67,026,022	—	—	67,026,022
Total Investments in Securities	67,026,022	2,227,663,725	39,785,206	2,334,474,953
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	143,160	—	—	143,160
Swap Contracts	—	3,107,041	—	3,107,041
Liability
Swap Contracts	—	(757,088)	—	(757,088)
Total	67,169,182	2,230,013,678	39,785,206	2,336,968,066
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2020 ($)
Asset-Backed Securities — Non-Agency	1,590,758	56,574	—	(331,506)	10,005,000	(1,606,826)	—	—	9,714,000
Residential Mortgage-Backed Securities — Non-Agency	29,510,702	149,627	6	2,964,949	17,687,530	(3,943,409)	—	(16,298,199)	30,071,206
Total	31,101,460	206,201	6	2,633,443	27,692,530	(5,550,235)	—	(16,298,199)	39,785,206
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2020 was $2,673,949, which is comprised of Asset-Backed Securities — Non-Agency of $(291,000) and Residential Mortgage-Backed Securities — Non-Agency of $2,964,949.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,234,506,908)	$2,262,183,606
Affiliated issuers (cost $67,026,022)	67,026,022
Options purchased (cost $7,810,000)	5,265,325
Cash	363,530
Cash collateral held at broker for:
Swap contracts	13,098,000
TBA	141,000
Unrealized appreciation on swap contracts	3,107,041
Receivable for:
Investments sold	4,000,000
Capital shares sold	8,238,636
Dividends	5,722
Interest	6,396,759
Variation margin for futures contracts	22,938
Prepaid expenses	6,788
Total assets	2,369,855,367
Liabilities
Unrealized depreciation on swap contracts	757,088
Upfront receipts on swap contracts	15,171,369
Payable for:
Investments purchased on a delayed delivery basis	518,673,977
Capital shares purchased	3,898,806
Distributions to shareholders	5,206,048
Variation margin for futures contracts	16,266
Management services fees	73,093
Distribution and/or service fees	10,811
Transfer agent fees	150,010
Compensation of board members	153,529
Compensation of chief compliance officer	210
Other expenses	53,864
Total liabilities	544,165,071
Net assets applicable to outstanding capital stock	$1,825,690,296
Represented by
Paid in capital	1,786,200,718
Total distributable earnings (loss)	39,489,578
Total - representing net assets applicable to outstanding capital stock	$1,825,690,296
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	19

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$435,141,839
Shares outstanding	19,039,572
Net asset value per share	$22.85
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.56
Advisor Class
Net assets	$66,832,170
Shares outstanding	2,925,861
Net asset value per share	$22.84
Class C
Net assets	$21,396,641
Shares outstanding	934,661
Net asset value per share	$22.89
Institutional Class
Net assets	$485,831,438
Shares outstanding	21,273,129
Net asset value per share	$22.84
Institutional 2 Class
Net assets	$25,710,021
Shares outstanding	1,125,586
Net asset value per share	$22.84
Institutional 3 Class
Net assets	$787,732,953
Shares outstanding	34,626,389
Net asset value per share	$22.75
Class R
Net assets	$3,045,234
Shares outstanding	133,358
Net asset value per share	$22.84
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$47,390
Interest	35,981,774
Total income	36,029,164
Expenses:
Management services fees	4,530,009
Distribution and/or service fees
Class A	549,905
Class C	108,876
Class R	7,518
Transfer agent fees
Class A	326,934
Advisor Class	65,594
Class C	16,188
Institutional Class	379,702
Institutional 2 Class	8,123
Institutional 3 Class	26,772
Class R	2,235
Compensation of board members	32,914
Custodian fees	16,285
Printing and postage fees	45,226
Registration fees	75,516
Audit fees	25,158
Legal fees	12,036
Interest on collateral	1,972
Compensation of chief compliance officer	210
Other	24,370
Total expenses	6,255,543
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(94,573)
Fees waived by transfer agent
Institutional 2 Class	(1,337)
Expense reduction	(3,853)
Total net expenses	6,155,780
Net investment income	29,873,384
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	512,268
Investments — affiliated issuers	(14,893)
Futures contracts	2,588,808
Options purchased	(3,415,500)
Swap contracts	6,087,865
Net realized gain	5,758,548
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	45,247,088
Investments — affiliated issuers	989
Futures contracts	(204,269)
Options purchased	280,691
Swap contracts	213,218
Net change in unrealized appreciation (depreciation)	45,537,717
Net realized and unrealized gain	51,296,265
Net increase in net assets resulting from operations	$81,169,649
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$29,873,384	$54,959,974
Net realized gain	5,758,548	37,142,003
Net change in unrealized appreciation (depreciation)	45,537,717	(31,142,662)
Net increase in net assets resulting from operations	81,169,649	60,959,315
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,176,095)	(10,743,259)
Advisor Class	(1,332,125)	(2,723,593)
Class C	(224,631)	(365,541)
Institutional Class	(7,768,430)	(15,728,948)
Institutional 2 Class	(419,212)	(994,596)
Institutional 3 Class	(12,146,078)	(20,779,403)
Class R	(38,647)	(44,601)
Total distributions to shareholders	(28,105,218)	(51,379,941)
Decrease in net assets from capital stock activity	(55,227,477)	(83,713,914)
Total decrease in net assets	(2,163,046)	(74,134,540)
Net assets at beginning of period	1,827,853,342	1,901,987,882
Net assets at end of period	$1,825,690,296	$1,827,853,342
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,164,089	49,058,634	3,960,388	88,079,072
Distributions reinvested	204,951	4,659,961	349,551	7,771,342
Redemptions	(2,294,772)	(52,121,136)	(5,877,968)	(130,338,689)
Net increase (decrease)	74,268	1,597,459	(1,568,029)	(34,488,275)
Advisor Class
Subscriptions	807,439	18,291,053	3,699,608	81,860,036
Distributions reinvested	55,865	1,268,425	98,135	2,178,983
Redemptions	(2,432,469)	(55,162,986)	(3,408,391)	(75,547,739)
Net increase (decrease)	(1,569,165)	(35,603,508)	389,352	8,491,280
Class C
Subscriptions	121,615	2,762,309	244,339	5,420,580
Distributions reinvested	9,645	219,666	15,633	348,001
Redemptions	(161,126)	(3,661,897)	(325,038)	(7,231,271)
Net decrease	(29,866)	(679,922)	(65,066)	(1,462,690)
Institutional Class
Subscriptions	2,894,962	65,768,434	8,115,399	180,116,655
Distributions reinvested	268,778	6,104,002	543,263	12,070,688
Redemptions	(5,419,921)	(123,009,600)	(12,436,116)	(276,224,649)
Net decrease	(2,256,181)	(51,137,164)	(3,777,454)	(84,037,306)
Institutional 2 Class
Subscriptions	399,347	9,089,200	569,679	12,688,994
Distributions reinvested	18,420	418,219	44,637	992,064
Redemptions	(679,673)	(15,442,209)	(928,524)	(20,672,675)
Net decrease	(261,906)	(5,934,790)	(314,208)	(6,991,617)
Institutional 3 Class
Subscriptions	4,787,210	108,073,164	14,812,735	326,731,526
Distributions reinvested	490,692	11,104,983	897,869	19,880,834
Redemptions	(3,681,232)	(82,899,656)	(14,165,666)	(313,100,622)
Net increase	1,596,670	36,278,491	1,544,938	33,511,738
Class R
Subscriptions	23,806	539,330	80,702	1,799,356
Distributions reinvested	1,696	38,535	2,000	44,383
Redemptions	(14,357)	(325,908)	(26,338)	(580,783)
Net increase	11,145	251,957	56,364	1,262,956
Total net decrease	(2,435,035)	(55,227,477)	(3,734,103)	(83,713,914)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.20	0.34	0.63	0.97	(0.32)	—	(0.32)
Year Ended 5/31/2020	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Year Ended 5/31/2018	$21.94	0.56	(0.55)	0.01	(0.60)	—	(0.60)
Year Ended 5/31/2017	$21.91	0.52	0.07	0.59	(0.44)	(0.12)	(0.56)
Year Ended 5/31/2016	$22.21	0.52	(0.22)	0.30	(0.52)	(0.08)	(0.60)
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.19	0.37	0.63	1.00	(0.35)	—	(0.35)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.56	0.06	0.62	(0.48)	(0.12)	(0.60)
Year Ended 5/31/2016	$22.20	0.56	(0.22)	0.34	(0.56)	(0.08)	(0.64)
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.24	0.26	0.63	0.89	(0.24)	—	(0.24)
Year Ended 5/31/2020	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Year Ended 5/31/2018	$21.97	0.40	(0.54)	(0.14)	(0.44)	—	(0.44)
Year Ended 5/31/2017	$21.95	0.36	0.06	0.42	(0.28)	(0.12)	(0.40)
Year Ended 5/31/2016	$22.25	0.36	(0.22)	0.14	(0.36)	(0.08)	(0.44)
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.19	0.37	0.63	1.00	(0.35)	—	(0.35)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.89	0.56	0.07	0.63	(0.48)	(0.12)	(0.60)
Year Ended 5/31/2016	$22.20	0.56	(0.23)	0.33	(0.56)	(0.08)	(0.64)
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.19	0.38	0.63	1.01	(0.36)	—	(0.36)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.93	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.90	0.60	0.07	0.67	(0.52)	(0.12)	(0.64)
Year Ended 5/31/2016	$22.19	0.60	(0.21)	0.39	(0.60)	(0.08)	(0.68)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.85	4.40%	0.91%(d),(e)	0.90%(d),(e),(f)	2.99%(d)	162%	$435,142
Year Ended 5/31/2020	$22.20	2.81%	0.92%(e)	0.90%(e),(f)	2.61%	326%	$421,105
Year Ended 5/31/2019	$22.10	6.12%	0.93%(e)	0.92%(e),(f)	2.96%	302%	$453,821
Year Ended 5/31/2018	$21.35	0.22%	0.93%	0.91%(f)	2.58%	311%	$494,616
Year Ended 5/31/2017	$21.94	2.56%	0.91%(g)	0.88%(f),(g)	2.32%	338%	$559,807
Year Ended 5/31/2016	$21.91	1.45%	0.97%	0.89%(f)	2.39%	328%	$670,575
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.84	4.48%	0.66%(d),(e)	0.65%(d),(e),(f)	3.20%(d)	162%	$66,832
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.87%	326%	$99,749
Year Ended 5/31/2019	$22.09	6.21%	0.68%(e)	0.67%(e),(f)	3.22%	302%	$90,690
Year Ended 5/31/2018	$21.34	0.48%	0.67%	0.67%(f)	2.83%	311%	$85,695
Year Ended 5/31/2017	$21.92	3.01%	0.66%(g)	0.63%(f),(g)	2.64%	338%	$80,482
Year Ended 5/31/2016	$21.90	1.51%	0.72%	0.65%(f)	2.64%	328%	$51,857
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.89	4.00%	1.66%(d),(e)	1.65%(d),(e),(f)	2.24%(d)	162%	$21,397
Year Ended 5/31/2020	$22.24	2.23%	1.67%(e)	1.66%(e),(f)	1.86%	326%	$21,452
Year Ended 5/31/2019	$22.14	5.14%	1.68%(e)	1.67%(e),(f)	2.20%	302%	$22,792
Year Ended 5/31/2018	$21.39	(0.53%)	1.67%	1.66%(f)	1.84%	311%	$29,850
Year Ended 5/31/2017	$21.97	1.80%	1.66%(g)	1.63%(f),(g)	1.58%	338%	$45,314
Year Ended 5/31/2016	$21.95	0.68%	1.72%	1.64%(f)	1.63%	328%	$47,429
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.84	4.48%	0.66%(d),(e)	0.65%(d),(e),(f)	3.22%(d)	162%	$485,831
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.86%	326%	$522,050
Year Ended 5/31/2019	$22.09	6.41%	0.68%(e)	0.67%(e),(f)	3.23%	302%	$603,089
Year Ended 5/31/2018	$21.34	0.29%	0.67%	0.66%(f)	2.83%	311%	$534,970
Year Ended 5/31/2017	$21.92	3.01%	0.66%(g)	0.63%(f),(g)	2.60%	338%	$619,001
Year Ended 5/31/2016	$21.89	1.51%	0.72%	0.64%(f)	2.63%	328%	$545,140
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.84	4.52%	0.57%(d),(e)	0.55%(d),(e)	3.30%(d)	162%	$25,710
Year Ended 5/31/2020	$22.19	3.35%	0.58%(e)	0.56%(e)	2.96%	326%	$30,795
Year Ended 5/31/2019	$22.09	6.32%	0.58%(e)	0.56%(e)	3.34%	302%	$37,589
Year Ended 5/31/2018	$21.35	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$21.93	2.90%	0.55%(g)	0.54%(g)	2.70%	338%	$25,782
Year Ended 5/31/2016	$21.90	1.82%	0.57%	0.54%	2.74%	328%	$22,770
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.10	0.39	0.62	1.01	(0.36)	—	(0.36)
Year Ended 5/31/2020	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.83	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Year Ended 5/31/2017	$21.79	0.68	0.00(h)	0.68	(0.52)	(0.12)	(0.64)
Year Ended 5/31/2016	$22.09	0.60	(0.22)	0.38	(0.60)	(0.08)	(0.68)
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.18	0.31	0.64	0.95	(0.29)	—	(0.29)
Year Ended 5/31/2020	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)
Year Ended 5/31/2018	$21.92	0.52	(0.55)	(0.03)	(0.56)	—	(0.56)
Year Ended 5/31/2017	$21.89	0.56	(0.05)(i)	0.51	(0.36)	(0.12)	(0.48)
Year Ended 5/31/2016(j)	$21.72	0.12	0.13(i)	0.25	(0.08)	—	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2020	5/31/2020	5/31/2019
Class A	less than 0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	less than 0.01%
Class C	less than 0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	0.01%	less than 0.01%
Class R	less than 0.01%	0.01%	less than 0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%

(h)	Rounds to zero.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.75	4.52%	0.52%(d),(e)	0.51%(d),(e)	3.38%(d)	162%	$787,733
Year Ended 5/31/2020	$22.10	3.40%	0.53%(e)	0.51%(e)	3.01%	326%	$729,991
Year Ended 5/31/2019	$22.00	6.58%	0.52%(e)	0.51%(e)	3.37%	302%	$692,552
Year Ended 5/31/2018	$21.25	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$21.83	3.16%	0.51%(g)	0.51%(g)	3.13%	338%	$784,343
Year Ended 5/31/2016	$21.79	1.84%	0.52%	0.49%	2.75%	328%	$48,156
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$22.84	4.22%	1.16%(d),(e)	1.15%(d),(e),(f)	2.74%(d)	162%	$3,045
Year Ended 5/31/2020	$22.18	2.74%	1.17%(e)	1.15%(e),(f)	2.36%	326%	$2,711
Year Ended 5/31/2019	$22.08	5.87%	1.19%(e)	1.17%(e),(f)	2.76%	302%	$1,454
Year Ended 5/31/2018	$21.33	(0.21%)	1.17%	1.16%(f)	2.34%	311%	$735
Year Ended 5/31/2017	$21.92	2.50%	1.17%(g)	1.14%(f),(g)	2.58%	338%	$984
Year Ended 5/31/2016(j)	$21.89	1.20%	1.20%(d)	1.15%(d)	1.95%(d)	328%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2020	27

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance,
28	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in
Columbia Quality Income Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
30	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Quality Income Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
32	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,107,041*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	143,160*
Interest rate risk	Investments, at value — Options purchased	5,265,325
Total		8,515,526

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	757,088*
Credit risk	Upfront receipts on swap contracts	15,171,369
Total		15,928,457

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	6,087,865	6,087,865
Interest rate risk	2,588,808	(3,415,500)	—	(826,692)
Total	2,588,808	(3,415,500)	6,087,865	5,261,173

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	213,218	213,218
Interest rate risk	(204,269)	280,691	—	76,422
Total	(204,269)	280,691	213,218	289,640
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	184,511,712
Futures contracts — short	3,418,797
Credit default swap contracts — sell protection	74,700,000

Derivative instrument	Average value ($)*
Options contracts — purchased	3,759,613

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
34	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Quality Income Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2020:
	Citi(a) ($)	Citi(a) ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased puts	5,265,325	-	-	-	5,265,325
OTC credit default swap contracts (b)	-	334,390	275,747	2,496,904	3,107,041
Total assets	5,265,325	334,390	275,747	2,496,904	8,372,366
Liabilities
OTC credit default swap contracts (b)	-	1,938,870	2,160,276	11,829,311	15,928,457
Total financial and derivative net assets	5,265,325	(1,604,480)	(1,884,529)	(9,332,407)	(7,556,091)
Total collateral received (pledged) (c)	5,265,325	(1,604,480)	(1,884,529)	(9,332,407)	(7,556,091)
Net amount (d)	-	-	-	-	-

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
36	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Quality Income Fund | Semiannual Report 2020	37

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,853.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
38	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $343,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	87,222
Class C	—	1.00(b)	2,368

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.56	0.55
Institutional 3 Class	0.52	0.51
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitments, effective through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Quality Income Fund | Semiannual Report 2020	39

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,309,343,000	76,468,000	(48,843,000)	27,625,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,727,453,793 and $3,789,778,098, respectively, for the six months ended November 30, 2020, of which $3,572,456,062 and $3,604,872,554, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective
40	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Quality Income Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or
42	Columbia Quality Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2020, one unaffiliated shareholder of record owned 14.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Quality Income Fund | Semiannual Report 2020	43

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Quality Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
44	Columbia Quality Income Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Quality Income Fund | Semiannual Report 2020	45

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
46	Columbia Quality Income Fund | Semiannual Report 2020

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR236_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Select Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	23.35	5.94	9.71	11.49
	Including sales charges		16.26	-0.16	8.42	10.83
Advisor Class*		11/08/12	23.48	6.24	9.99	11.72
Class C	Excluding sales charges	05/27/99	22.85	5.15	8.90	10.65
	Including sales charges		21.85	4.17	8.90	10.65
Institutional Class		09/27/10	23.52	6.22	9.99	11.78
Institutional 2 Class		11/30/01	23.55	6.31	10.06	11.87
Institutional 3 Class*		10/01/14	23.58	6.36	10.13	11.76
Class R		04/30/03	23.25	5.74	9.45	11.22
Russell 1000 Value Index			17.44	1.72	8.44	10.93
S&P 500 Index			19.98	17.46	13.99	14.19
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	96.4
Money Market Funds	3.0
Preferred Stocks	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	4.2
Consumer Discretionary	7.8
Consumer Staples	2.7
Energy	7.3
Financials	20.9
Health Care	14.1
Industrials	10.1
Information Technology	15.0
Materials	11.0
Utilities	6.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,233.50	1,021.29	4.53	4.10	0.80
Advisor Class	1,000.00	1,000.00	1,234.80	1,022.55	3.11	2.82	0.55
Class C	1,000.00	1,000.00	1,228.50	1,017.49	8.75	7.92	1.55
Institutional Class	1,000.00	1,000.00	1,235.20	1,022.55	3.12	2.82	0.55
Institutional 2 Class	1,000.00	1,000.00	1,235.50	1,022.91	2.72	2.46	0.48
Institutional 3 Class	1,000.00	1,000.00	1,235.80	1,023.16	2.44	2.20	0.43
Class R	1,000.00	1,000.00	1,232.50	1,020.27	5.66	5.12	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.8%
Issuer	Shares	Value ($)
Communication Services 4.1%
Diversified Telecommunication Services 4.1%
Verizon Communications, Inc.	799,000	48,267,590
Total Communication Services		48,267,590
Consumer Discretionary 6.9%
Internet & Direct Marketing Retail 3.2%
Qurate Retail, Inc.	3,645,418	38,167,527
Specialty Retail 3.7%
Lowe’s Companies, Inc.	280,000	43,629,600
Total Consumer Discretionary		81,797,127
Consumer Staples 2.6%
Tobacco 2.6%
Philip Morris International, Inc.	410,000	31,057,500
Total Consumer Staples		31,057,500
Energy 7.0%
Energy Equipment & Services 1.6%
TechnipFMC PLC	2,250,000	18,697,500
Oil, Gas & Consumable Fuels 5.4%
Chevron Corp.	166,000	14,471,880
Marathon Petroleum Corp.	500,000	19,440,000
Williams Companies, Inc. (The)	1,450,000	30,421,000
Total		64,332,880
Total Energy		83,030,380
Financials 20.1%
Banks 12.6%
Bank of America Corp.	1,305,000	36,748,800
Citigroup, Inc.	640,000	35,244,800
JPMorgan Chase & Co.	329,000	38,782,520
Wells Fargo & Co.	1,370,000	37,469,500
Total		148,245,620
Capital Markets 2.6%
Morgan Stanley	500,000	30,915,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.9%
American International Group, Inc.	700,000	26,908,000
MetLife, Inc.	670,000	30,933,900
Total		57,841,900
Total Financials		237,002,520
Health Care 13.6%
Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	405,000	30,808,350
Health Care Providers & Services 7.7%
Centene Corp.(a)	400,000	24,660,000
Cigna Corp.	177,000	37,017,780
Humana, Inc.	71,500	28,637,180
Total		90,314,960
Pharmaceuticals 3.3%
Bristol-Myers Squibb Co.	625,000	39,000,000
Total Health Care		160,123,310
Industrials 9.8%
Aerospace & Defense 2.1%
Raytheon Technologies Corp.	350,000	25,102,000
Industrial Conglomerates 2.2%
Honeywell International, Inc.	125,500	25,591,960
Machinery 1.2%
Caterpillar, Inc.	80,000	13,887,200
Road & Rail 4.3%
CSX Corp.	325,000	29,266,250
Union Pacific Corp.	105,000	21,428,400
Total		50,694,650
Total Industrials		115,275,810
Information Technology 14.4%
Communications Equipment 3.7%
Cisco Systems, Inc.	1,007,600	43,346,952
Electronic Equipment, Instruments & Components 2.6%
Corning, Inc.	823,000	30,796,660
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.6%
Applied Materials, Inc.	435,000	35,878,800
QUALCOMM, Inc.	207,500	30,537,775
Total		66,416,575
Software 2.5%
Teradata Corp.(a)	1,350,000	29,605,500
Total Information Technology		170,165,687
Materials 10.6%
Chemicals 3.4%
FMC Corp.	347,500	40,313,475
Metals & Mining 7.2%
Barrick Gold Corp.	1,750,000	40,495,000
Freeport-McMoRan, Inc.	1,885,000	44,090,150
Total		84,585,150
Total Materials		124,898,625
Utilities 6.7%
Electric Utilities 3.7%
FirstEnergy Corp.	818,656	21,743,503
NextEra Energy, Inc.	288,000	21,193,920
Total		42,937,423
Independent Power and Renewable Electricity Producers 3.0%
AES Corp. (The)	1,750,000	35,770,000
Total Utilities		78,707,423
Total Common Stocks (Cost $734,128,071)		1,130,325,972
Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Consumer Discretionary 0.6%
Internet & Direct Marketing Retail 0.6%
Qurate Retail, Inc.	8.000%	66,534	6,535,635
Total Consumer Discretionary			6,535,635
Total Preferred Stocks (Cost $13,697,064)			6,535,635

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(b),(c)	35,540,733	35,537,179
Total Money Market Funds (Cost $35,535,699)		35,537,179
Total Investments in Securities (Cost: $783,360,834)		1,172,398,786
Other Assets & Liabilities, Net		7,330,623
Net Assets		1,179,729,409

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	34,560,903	164,710,092	(163,724,158)	(9,658)	35,537,179	6,383	19,541	35,540,733
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	48,267,590	—	—	48,267,590
Consumer Discretionary	81,797,127	—	—	81,797,127
Consumer Staples	31,057,500	—	—	31,057,500
Energy	83,030,380	—	—	83,030,380
Financials	237,002,520	—	—	237,002,520
Health Care	160,123,310	—	—	160,123,310
Industrials	115,275,810	—	—	115,275,810
Information Technology	170,165,687	—	—	170,165,687
Materials	124,898,625	—	—	124,898,625
Utilities	78,707,423	—	—	78,707,423
Total Common Stocks	1,130,325,972	—	—	1,130,325,972
Preferred Stocks
Consumer Discretionary	6,535,635	—	—	6,535,635
Total Preferred Stocks	6,535,635	—	—	6,535,635
Money Market Funds	35,537,179	—	—	35,537,179
Total Investments in Securities	1,172,398,786	—	—	1,172,398,786
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $747,825,135)	$1,136,861,607
Affiliated issuers (cost $35,535,699)	35,537,179
Receivable for:
Capital shares sold	910,947
Dividends	7,816,040
Foreign tax reclaims	15,750
Expense reimbursement due from Investment Manager	32,261
Prepaid expenses	4,294
Other assets	6,971
Total assets	1,181,185,049
Liabilities
Payable for:
Capital shares purchased	1,138,702
Management services fees	70,877
Distribution and/or service fees	7,538
Transfer agent fees	130,863
Compensation of board members	65,283
Compensation of chief compliance officer	115
Other expenses	42,262
Total liabilities	1,455,640
Net assets applicable to outstanding capital stock	$1,179,729,409
Represented by
Paid in capital	725,840,540
Total distributable earnings (loss)	453,888,869
Total - representing net assets applicable to outstanding capital stock	$1,179,729,409
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$205,691,937
Shares outstanding	7,755,314
Net asset value per share	$26.52
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$28.14
Advisor Class
Net assets	$157,372,407
Shares outstanding	5,604,109
Net asset value per share	$28.08
Class C
Net assets	$31,461,764
Shares outstanding	1,311,870
Net asset value per share	$23.98
Institutional Class
Net assets	$553,351,474
Shares outstanding	19,988,607
Net asset value per share	$27.68
Institutional 2 Class
Net assets	$54,730,639
Shares outstanding	1,975,831
Net asset value per share	$27.70
Institutional 3 Class
Net assets	$160,312,073
Shares outstanding	5,687,797
Net asset value per share	$28.19
Class R
Net assets	$16,809,115
Shares outstanding	645,771
Net asset value per share	$26.03
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$21,913,907
Dividends — affiliated issuers	19,541
Interfund lending	15
Foreign taxes withheld	(43,982)
Total income	21,889,481
Expenses:
Management services fees	3,810,313
Distribution and/or service fees
Class A	245,246
Class C	156,863
Class R	35,427
Transfer agent fees
Class A	123,027
Advisor Class	89,084
Class C	19,664
Institutional Class	308,233
Institutional 2 Class	12,494
Institutional 3 Class	4,132
Class R	9,871
Compensation of board members	18,040
Custodian fees	2,961
Printing and postage fees	31,464
Registration fees	81,676
Audit fees	14,993
Legal fees	9,617
Compensation of chief compliance officer	115
Other	12,321
Total expenses	4,985,541
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,791,264)
Expense reduction	(500)
Total net expenses	3,193,777
Net investment income	18,695,704
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	49,242,929
Investments — affiliated issuers	6,383
Net realized gain	49,249,312
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	151,765,792
Investments — affiliated issuers	(9,658)
Net change in unrealized appreciation (depreciation)	151,756,134
Net realized and unrealized gain	201,005,446
Net increase in net assets resulting from operations	$219,701,150
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$18,695,704	$19,705,294
Net realized gain	49,249,312	20,315,750
Net change in unrealized appreciation (depreciation)	151,756,134	(41,491,614)
Net increase (decrease) in net assets resulting from operations	219,701,150	(1,470,570)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(16,550,413)
Advisor Class	—	(10,360,247)
Class C	—	(3,071,749)
Institutional Class	—	(30,851,463)
Institutional 2 Class	—	(2,666,230)
Institutional 3 Class	—	(11,443,546)
Class R	—	(1,479,732)
Total distributions to shareholders	—	(76,423,380)
Increase (decrease) in net assets from capital stock activity	31,879,219	(52,623,188)
Total increase (decrease) in net assets	251,580,369	(130,517,138)
Net assets at beginning of period	928,149,040	1,058,666,178
Net assets at end of period	$1,179,729,409	$928,149,040
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	693,730	16,281,706	1,959,836	45,581,965
Distributions reinvested	—	—	497,925	12,463,063
Redemptions	(1,670,340)	(39,281,584)	(3,111,050)	(70,289,976)
Net decrease	(976,610)	(22,999,878)	(653,289)	(12,244,948)
Advisor Class
Subscriptions	569,915	14,388,320	2,153,433	50,793,146
Distributions reinvested	—	—	369,547	9,770,827
Redemptions	(858,056)	(20,962,128)	(2,704,779)	(67,470,506)
Net decrease	(288,141)	(6,573,808)	(181,799)	(6,906,533)
Class C
Subscriptions	87,360	1,837,648	222,492	4,968,379
Distributions reinvested	—	—	95,353	2,174,056
Redemptions	(455,252)	(9,573,999)	(934,752)	(19,768,784)
Net decrease	(367,892)	(7,736,351)	(616,907)	(12,626,349)
Institutional Class
Subscriptions	2,939,309	72,863,947	9,258,812	212,203,673
Distributions reinvested	—	—	997,522	25,995,417
Redemptions	(2,649,599)	(65,142,711)	(8,250,952)	(193,323,932)
Net increase	289,710	7,721,236	2,005,382	44,875,158
Institutional 2 Class
Subscriptions	935,796	23,202,578	681,033	16,632,470
Distributions reinvested	—	—	102,094	2,660,579
Redemptions	(241,953)	(5,997,261)	(1,141,001)	(29,822,905)
Net increase (decrease)	693,843	17,205,317	(357,874)	(10,529,856)
Institutional 3 Class
Subscriptions	2,343,847	59,234,297	1,017,576	25,599,923
Distributions reinvested	—	—	430,471	11,407,467
Redemptions	(507,506)	(12,947,359)	(3,695,529)	(84,315,468)
Net increase (decrease)	1,836,341	46,286,938	(2,247,482)	(47,308,078)
Class R
Subscriptions	72,328	1,723,450	159,374	3,685,720
Distributions reinvested	—	—	40,263	991,267
Redemptions	(162,907)	(3,747,685)	(543,225)	(12,559,569)
Net decrease	(90,579)	(2,024,235)	(343,588)	(7,882,582)
Total net increase (decrease)	1,096,672	31,879,219	(2,395,557)	(52,623,188)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$21.50	0.40	4.62	5.02	—	—	—
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$22.74	0.46	4.88	5.34	—	—	—
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$19.52	0.27	4.19	4.46	—	—	—
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$22.41	0.46	4.81	5.27	—	—	—
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$22.42	0.50	4.78	5.28	—	—	—
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$26.52	23.35%	1.14%(c)	0.80%(c),(d)	3.36%(c)	16%	$205,692
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(e)	0.80%(d),(e)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(d)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(d)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16%(d)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21%(f)	1.19%(d),(f)	1.25%	13%	$225,892
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$28.08	23.48%	0.89%(c)	0.55%(c),(d)	3.65%(c)	16%	$157,372
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(e)	0.55%(d),(e)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(d)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(d)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91%(d)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96%(f)	0.94%(d),(f)	1.53%	13%	$30,836
Class C
Six Months Ended 11/30/2020 (Unaudited)	$23.98	22.85%	1.89%(c)	1.55%(c),(d)	2.53%(c)	16%	$31,462
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(e)	1.55%(d),(e)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(d)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(d)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91%(d)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96%(f)	1.94%(d),(f)	0.51%	13%	$69,410
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$27.68	23.52%	0.89%(c)	0.55%(c),(d)	3.68%(c)	16%	$553,351
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(e)	0.55%(d),(e)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(d)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(d)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91%(d)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96%(f)	0.94%(d),(f)	1.50%	13%	$244,994
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$27.70	23.55%	0.83%(c)	0.48%(c)	3.96%(c)	16%	$54,731
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(e)	0.50%(e)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84%(f)	0.84%(f)	1.64%	13%	$23,155
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$22.81	0.50	4.88	5.38	—	—	—
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Class R
Six Months Ended 11/30/2020 (Unaudited)	$21.12	0.37	4.54	4.91	—	—	—
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$28.19	23.58%	0.78%(c)	0.43%(c)	3.95%(c)	16%	$160,312
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(e)	0.45%(e)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80%(f)	0.80%(f)	1.93%	13%	$735
Class R
Six Months Ended 11/30/2020 (Unaudited)	$26.03	23.25%	1.34%(c)	1.00%(c),(d)	3.17%(c)	16%	$16,809
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(e)	1.05%(d),(e)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(d)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(d)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41%(d)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46%(f)	1.44%(d),(f)	1.05%	13%	$23,911
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	17

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
18	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.74% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
20	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,719,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	26,676
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.48	0.49
Institutional 3 Class	0.43	0.44
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
783,361,000	439,949,000	(50,911,000)	389,038,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $188,421,918 and $159,789,331, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	300,000	0.60	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
24	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, four unaffiliated shareholders of record owned 53.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	25

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
26	Columbia Select Large Cap Value Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Select Large Cap Value Fund | Semiannual Report 2020	27

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Select Large Cap Value Fund | Semiannual Report 2020

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR216_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Select Small Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	27.84	6.13	4.60	8.37
	Including sales charges		20.52	0.01	3.37	7.73
Advisor Class*		11/08/12	27.97	6.37	4.87	8.59
Class C	Excluding sales charges	05/27/99	27.32	5.30	3.81	7.55
	Including sales charges		26.32	4.30	3.81	7.55
Institutional Class		09/27/10	27.94	6.37	4.86	8.65
Institutional 2 Class		11/30/01	27.95	6.45	4.95	8.77
Institutional 3 Class*		10/01/14	28.02	6.47	5.00	8.63
Class R		04/30/03	27.82	5.97	4.37	8.12
Russell 2000 Value Index			30.40	0.35	6.83	8.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	99.6
Money Market Funds	0.4
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	2.0
Consumer Discretionary	13.0
Consumer Staples	2.5
Energy	2.8
Financials	24.7
Health Care	6.8
Industrials	18.1
Information Technology	13.6
Materials	7.5
Real Estate	7.0
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,278.40	1,018.70	7.56	6.70	1.31
Advisor Class	1,000.00	1,000.00	1,279.70	1,019.97	6.12	5.43	1.06
Class C	1,000.00	1,000.00	1,273.20	1,014.90	11.87	10.52	2.06
Institutional Class	1,000.00	1,000.00	1,279.40	1,019.97	6.12	5.43	1.06
Institutional 2 Class	1,000.00	1,000.00	1,279.50	1,020.38	5.66	5.02	0.98
Institutional 3 Class	1,000.00	1,000.00	1,280.20	1,020.68	5.32	4.71	0.92
Class R	1,000.00	1,000.00	1,278.20	1,018.70	7.56	6.70	1.31
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 2.0%
Wireless Telecommunication Services 2.0%
Telephone and Data Systems, Inc.	452,104	8,580,934
Total Communication Services		8,580,934
Consumer Discretionary 12.9%
Auto Components 2.3%
Motorcar Parts of America, Inc.(a)	489,363	9,845,983
Hotels, Restaurants & Leisure 6.0%
Extended Stay America, Inc.	295,538	4,051,826
Penn National Gaming, Inc.(a)	130,346	9,124,220
Texas Roadhouse, Inc.	168,470	12,770,026
Total		25,946,072
Household Durables 1.6%
KB Home	136,665	4,810,608
Lennar Corp., Class A	28,456	2,158,672
Total		6,969,280
Specialty Retail 1.5%
PROG Holdings, Inc.	106,098	6,676,747
Textiles, Apparel & Luxury Goods 1.5%
Kontoor Brands, Inc.	160,977	6,707,912
Total Consumer Discretionary		56,145,994
Consumer Staples 2.5%
Food Products 2.5%
Nomad Foods Ltd.(a)	443,422	10,708,641
Total Consumer Staples		10,708,641
Energy 2.8%
Energy Equipment & Services 1.0%
Patterson-UTI Energy, Inc.	1,066,372	4,596,063
Oil, Gas & Consumable Fuels 1.8%
Renewable Energy Group, Inc.(a)	80,000	4,646,400
WPX Energy, Inc.(a)	430,137	3,062,576
Total		7,708,976
Total Energy		12,305,039
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 24.3%
Banks 9.7%
First Hawaiian, Inc.	348,838	7,646,529
Pacific Premier Bancorp, Inc.	467,191	13,464,445
Popular, Inc.	161,254	7,825,657
Stock Yards Bancorp, Inc.	162,322	6,466,908
TCF Financial Corp.	213,705	7,180,488
Total		42,584,027
Insurance 6.8%
CNO Financial Group, Inc.	375,308	7,986,554
Hanover Insurance Group, Inc. (The)	99,753	11,207,250
Lincoln National Corp.	224,254	10,589,274
Total		29,783,078
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Ladder Capital Corp., Class A	416,221	3,795,935
Thrifts & Mortgage Finance 6.9%
Axos Financial, Inc.(a)	521,820	17,480,970
Radian Group, Inc.	671,310	12,674,333
Total		30,155,303
Total Financials		106,318,343
Health Care 6.7%
Biotechnology 1.3%
Ligand Pharmaceuticals, Inc.(a)	68,316	5,763,821
Health Care Equipment & Supplies 1.9%
CONMED Corp.	80,808	8,233,527
Health Care Providers & Services 1.4%
LHC Group, Inc.(a)	31,145	6,114,387
Life Sciences Tools & Services 2.1%
Syneos Health, Inc.(a)	139,418	9,179,281
Total Health Care		29,291,016
Industrials 17.8%
Aerospace & Defense 4.6%
Cubic Corp.	231,200	13,539,072
Curtiss-Wright Corp.	57,696	6,650,041
Total		20,189,113
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.2%
Spirit Airlines, Inc.(a)	235,938	5,339,277
Commercial Services & Supplies 2.1%
Waste Connections, Inc.	86,511	8,995,414
Electrical Equipment 1.3%
Bloom Energy Corp., Class A(a)	226,774	5,560,498
Machinery 6.2%
ITT, Inc.	86,032	6,248,504
Kennametal, Inc.	225,138	7,877,579
Rexnord Corp.	347,458	13,033,149
Total		27,159,232
Road & Rail 2.4%
Knight-Swift Transportation Holdings, Inc.	257,999	10,652,779
Total Industrials		77,896,313
Information Technology 13.5%
Communications Equipment 4.7%
Extreme Networks, Inc.(a)	1,777,538	9,989,764
Viavi Solutions, Inc.(a)	775,628	10,505,881
Total		20,495,645
IT Services 3.7%
CACI International, Inc., Class A(a)	31,046	7,366,905
EPAM Systems, Inc.(a)	27,306	8,801,543
Total		16,168,448
Semiconductors & Semiconductor Equipment 5.1%
Kulicke & Soffa Industries, Inc.	349,492	10,642,031
MACOM Technology Solutions Holdings, Inc.(a)	259,192	11,580,699
Total		22,222,730
Total Information Technology		58,886,823
Materials 7.4%
Chemicals 2.2%
Minerals Technologies, Inc.	155,521	9,435,459
Construction Materials 2.4%
Summit Materials, Inc., Class A(a)	551,276	10,474,244
Containers & Packaging 2.1%
O-I Glass, Inc.	815,491	9,231,358
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.7%
Warrior Met Coal, Inc.	185,598	3,233,117
Total Materials		32,374,178
Real Estate 6.9%
Equity Real Estate Investment Trusts (REITS) 6.9%
First Industrial Realty Trust, Inc.	187,555	7,854,803
Gaming and Leisure Properties, Inc.	232,061	9,639,814
Physicians Realty Trust	374,453	6,496,760
QTS Realty Trust Inc., Class A	102,773	6,105,744
Total		30,097,121
Total Real Estate		30,097,121
Utilities 1.9%
Electric Utilities 1.9%
Portland General Electric Co.	205,233	8,492,542
Total Utilities		8,492,542
Total Common Stocks (Cost $336,230,508)		431,096,944

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(d),(e)	1,647,359	1,647,194
Total Money Market Funds (Cost $1,646,886)		1,647,194
Total Investments in Securities (Cost: $337,877,394)		432,744,138
Other Assets & Liabilities, Net		3,975,036
Net Assets		436,719,174

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	1,467,863	75,645,082	(75,465,596)	(155)	1,647,194	(528)	3,685	1,647,359
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,580,934	—	—	8,580,934
Consumer Discretionary	56,145,994	—	—	56,145,994
Consumer Staples	10,708,641	—	—	10,708,641
Energy	12,305,039	—	—	12,305,039
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Financials	106,318,343	—	—	106,318,343
Health Care	29,291,016	—	—	29,291,016
Industrials	77,896,313	—	—	77,896,313
Information Technology	58,886,823	—	—	58,886,823
Materials	32,374,178	—	—	32,374,178
Real Estate	30,097,121	—	—	30,097,121
Utilities	8,492,542	—	—	8,492,542
Total Common Stocks	431,096,944	—	—	431,096,944
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	1,647,194	—	—	1,647,194
Total Investments in Securities	432,744,138	—	0*	432,744,138

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,230,508)	$431,096,944
Affiliated issuers (cost $1,646,886)	1,647,194
Receivable for:
Investments sold	4,293,115
Capital shares sold	33,056
Dividends	437,424
Expense reimbursement due from Investment Manager	1,706
Prepaid expenses	2,591
Other assets	1,921
Total assets	437,513,951
Liabilities
Payable for:
Capital shares purchased	580,410
Management services fees	32,027
Distribution and/or service fees	7,369
Transfer agent fees	50,662
Compensation of board members	86,558
Compensation of chief compliance officer	44
Other expenses	37,707
Total liabilities	794,777
Net assets applicable to outstanding capital stock	$436,719,174
Represented by
Paid in capital	318,956,071
Total distributable earnings (loss)	117,763,103
Total - representing net assets applicable to outstanding capital stock	$436,719,174
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$326,853,757
Shares outstanding	18,488,190
Net asset value per share	$17.68
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.76
Advisor Class
Net assets	$3,063,878
Shares outstanding	147,179
Net asset value per share	$20.82
Class C
Net assets	$5,356,482
Shares outstanding	438,584
Net asset value per share	$12.21
Institutional Class
Net assets	$28,926,768
Shares outstanding	1,412,892
Net asset value per share	$20.47
Institutional 2 Class
Net assets	$3,330,599
Shares outstanding	160,258
Net asset value per share	$20.78
Institutional 3 Class
Net assets	$66,712,327
Shares outstanding	3,099,620
Net asset value per share	$21.52
Class R
Net assets	$2,475,363
Shares outstanding	150,962
Net asset value per share	$16.40
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,854,463
Dividends — affiliated issuers	3,685
Foreign taxes withheld	(17,204)
Total income	2,840,944
Expenses:
Management services fees	1,634,617
Distribution and/or service fees
Class A	375,671
Class C	27,356
Class R	3,036
Transfer agent fees
Class A	231,444
Advisor Class	2,228
Class C	4,224
Institutional Class	18,763
Institutional 2 Class	1,004
Institutional 3 Class	1,377
Class R	1,868
Compensation of board members	16,277
Custodian fees	1,689
Printing and postage fees	25,797
Registration fees	53,139
Audit fees	14,993
Legal fees	6,347
Compensation of chief compliance officer	44
Other	7,664
Total expenses	2,427,538
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(54,002)
Expense reduction	(620)
Total net expenses	2,372,916
Net investment income	468,028
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	22,810,223
Investments — affiliated issuers	(528)
Net realized gain	22,809,695
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	73,057,293
Investments — affiliated issuers	(155)
Net change in unrealized appreciation (depreciation)	73,057,138
Net realized and unrealized gain	95,866,833
Net increase in net assets resulting from operations	$96,334,861
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$468,028	$480,034
Net realized gain	22,809,695	9,566,280
Net change in unrealized appreciation (depreciation)	73,057,138	(64,343,989)
Net increase (decrease) in net assets resulting from operations	96,334,861	(54,297,675)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(463,661)
Advisor Class	—	(10,657)
Class C	—	(2,906)
Institutional Class	—	(237,096)
Institutional 2 Class	—	(14,038)
Institutional 3 Class	—	(60,535)
Class R	—	(1,201)
Total distributions to shareholders	—	(790,094)
Increase (decrease) in net assets from capital stock activity	4,380,449	(103,090,889)
Total increase (decrease) in net assets	100,715,310	(158,178,658)
Net assets at beginning of period	336,003,864	494,182,522
Net assets at end of period	$436,719,174	$336,003,864
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	133,219	2,050,606	633,370	8,957,453
Distributions reinvested	—	—	26,964	451,922
Redemptions	(1,975,395)	(30,152,260)	(4,271,587)	(66,026,066)
Net decrease	(1,842,176)	(28,101,654)	(3,611,253)	(56,616,691)
Advisor Class
Subscriptions	10,900	196,992	67,691	1,135,987
Distributions reinvested	—	—	535	10,525
Redemptions	(41,840)	(739,432)	(63,026)	(1,167,214)
Net increase (decrease)	(30,940)	(542,440)	5,200	(20,702)
Class C
Subscriptions	18,315	183,624	54,863	586,800
Distributions reinvested	—	—	236	2,751
Redemptions	(142,779)	(1,518,941)	(323,252)	(3,442,853)
Net decrease	(124,464)	(1,335,317)	(268,153)	(2,853,302)
Institutional Class
Subscriptions	492,707	8,919,593	1,324,791	21,491,806
Distributions reinvested	—	—	5,696	110,267
Redemptions	(934,143)	(15,874,180)	(3,516,532)	(55,853,882)
Net decrease	(441,436)	(6,954,587)	(2,186,045)	(34,251,809)
Institutional 2 Class
Subscriptions	20,647	361,412	47,730	878,179
Distributions reinvested	—	—	703	13,809
Redemptions	(35,344)	(641,471)	(394,486)	(7,312,580)
Net decrease	(14,697)	(280,059)	(346,053)	(6,420,592)
Institutional 3 Class
Subscriptions	3,053,504	54,457,510	20,347	345,552
Distributions reinvested	—	—	2,977	60,520
Redemptions	(629,298)	(12,163,408)	(39,506)	(722,814)
Net increase (decrease)	2,424,206	42,294,102	(16,182)	(316,742)
Class R
Subscriptions	11,030	157,947	45,995	657,330
Distributions reinvested	—	—	35	548
Redemptions	(61,033)	(857,543)	(233,968)	(3,268,929)
Net decrease	(50,003)	(699,596)	(187,938)	(2,611,051)
Total net increase (decrease)	(79,510)	4,380,449	(6,610,424)	(103,090,889)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Semiannual Report 2020

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Columbia Select Small Cap Value Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$13.83	0.02	3.83	3.85	—	—	—
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(e)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(f)	1.91	1.99	—	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	—	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	—	(2.13)	(2.13)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$16.27	0.04	4.51	4.55	—	—	—
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(f)	2.16	2.33	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	—	(2.13)	(2.13)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$9.59	(0.03)	2.65	2.62	—	—	—
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(f)	1.43	1.38	—	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	—	(2.13)	(2.13)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$16.00	0.04	4.43	4.47	—	—	—
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(f)	2.15	2.30	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	—	(2.13)	(2.13)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$16.24	0.05	4.49	4.54	—	—	—
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(e)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(f)	2.17	2.34	—	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	—	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	—	(2.13)	(2.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$17.68	27.84%	1.34%(c)	1.31%(c),(d)	0.20%(c)	22%	$326,854
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(d)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(d)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32%(d)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36%(d)	(0.26%)	27%	$547,110
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$20.82	27.97%	1.09%(c)	1.06%(c),(d)	0.45%(c)	22%	$3,064
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(d)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(d)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07%(d)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12%(d)	0.03%	27%	$4,147
Class C
Six Months Ended 11/30/2020 (Unaudited)	$12.21	27.32%	2.09%(c)	2.06%(c),(d)	(0.55%)(c)	22%	$5,356
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(d)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(d)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07%(d)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11%(d)	(1.02%)	27%	$42,200
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$20.47	27.94%	1.09%(c)	1.06%(c),(d)	0.47%(c)	22%	$28,927
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(d)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(d)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07%(d)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12%(d)	(0.05%)	27%	$75,905
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$20.78	27.95%	1.00%(c)	0.98%(c)	0.52%(c)	22%	$3,331
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$16.81	0.06	4.65	4.71	—	—	—
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(e)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(f)	2.24	2.42	—	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	—	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	—	(2.13)	(2.13)
Class R
Six Months Ended 11/30/2020 (Unaudited)	$12.83	0.01	3.56	3.57	—	—	—
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(f)	1.79	1.83	—	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	—	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	—	(2.13)	(2.13)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$21.52	28.02%	0.95%(c)	0.92%(c)	0.61%(c)	22%	$66,712
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Class R
Six Months Ended 11/30/2020 (Unaudited)	$16.40	27.82%	1.34%(c)	1.31%(c),(d)	0.19%(c)	22%	$2,475
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(d)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(d)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57%(d)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61%(d)	(0.52%)	27%	$12,386
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	19

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended November 30, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $23,460,320 and $6,301,858, respectively. The sale transactions resulted in a net realized gain of $3,783,277.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $620.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,298,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	20,422
Class C	—	1.00(b)	62

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.28%	1.33%
Advisor Class	1.03	1.08
Class C	2.03	2.08
Institutional Class	1.03	1.08
Institutional 2 Class	0.94	1.01
Institutional 3 Class	0.88	0.96
Class R	1.53	1.58
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
337,877,000	119,373,000	(24,506,000)	94,867,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(391,914)	(105,082)	(496,996)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $82,700,359 and $79,800,766, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2020.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
26	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 74.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Small Cap Value Fund | Semiannual Report 2020

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Small Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	29

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (including changes to the investment process) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
30	Columbia Select Small Cap Value Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Select Small Cap Value Fund | Semiannual Report 2020	31

Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR218_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	14.19	6.92	6.56	5.59
	Including sales charges		10.75	3.68	5.92	5.10
Advisor Class		04/30/14	14.22	7.20	6.81	5.84
Class C	Excluding sales charges	04/30/14	13.65	6.12	5.75	4.79
	Including sales charges		12.65	5.12	5.75	4.79
Institutional Class		04/30/14	14.22	7.20	6.81	5.84
Institutional 2 Class		04/30/14	14.25	7.24	6.87	5.91
Institutional 3 Class*		03/01/17	14.38	7.40	6.84	5.80
FTSE One-Month U.S. Treasury Bill Index			0.05	0.59	1.09	0.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Asset-Backed Securities — Non-Agency	18.0
Commercial Mortgage-Backed Securities - Agency	0.3
Commercial Mortgage-Backed Securities - Non-Agency	9.8
Money Market Funds	4.8
Options Purchased Puts	0.3
Residential Mortgage-Backed Securities - Agency	36.3
Residential Mortgage-Backed Securities - Non-Agency	30.5
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2020)
AAA rating	38.9
AA rating	0.6
A rating	0.6
BBB rating	10.0
BB rating	17.6
B rating	9.7
CCC rating	0.5
Not rated	22.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,141.90	1,020.27	5.43	5.12	1.00
Advisor Class	1,000.00	1,000.00	1,142.20	1,021.54	4.07	3.84	0.75
Class C	1,000.00	1,000.00	1,136.50	1,016.47	9.48	8.94	1.75
Institutional Class	1,000.00	1,000.00	1,142.20	1,021.54	4.07	3.84	0.75
Institutional 2 Class	1,000.00	1,000.00	1,142.50	1,021.74	3.86	3.64	0.71
Institutional 3 Class	1,000.00	1,000.00	1,143.80	1,022.00	3.59	3.38	0.66
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 26.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aimco CLO Ltd.(a),(b)
Series 2020-11A Class E
3-month USD LIBOR + 7.250% Floor 7.250% 10/15/2031	7.475%	3,250,000	3,249,107
American Credit Acceptance Receivables Trust(a)
Series 2019-1 Class E
04/14/2025	4.840%	6,600,000	6,963,873
Series 2020-4 Class E
12/14/2026	3.650%	5,150,000	5,147,169
Series 2020-4 Class F
08/13/2027	5.220%	3,620,000	3,617,982
Avant Loans Funding Trust(a)
Series 2019-B Class C
10/15/2026	4.540%	7,000,000	6,834,758
Series 2020-REV1 Class B
05/15/2029	2.680%	5,134,000	4,925,412
Subordinated Series 2018-B Class C
11/17/2025	5.000%	4,500,000	4,513,642
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class E
3-month USD LIBOR + 7.500% Floor 7.500% 10/23/2032	7.759%	6,500,000	6,509,659
Bain Capital Credit CLO Ltd.(a),(b),(c),(d),(e)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	8.000%	8,100,000	7,857,000
Ballyrock CLO Ltd.(a),(b)
Series 2020-2A Class C
3-month USD LIBOR + 3.770% Floor 3.770% 10/20/2031	3.979%	5,000,000	5,005,865
Series 2020-2A Class D
3-month USD LIBOR + 7.630% Floor 7.630% 10/20/2031	7.839%	4,500,000	4,507,128
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	1.637%	4,000,000	3,930,704
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	1.937%	5,000,000	4,790,555
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	3.918%	7,500,000	7,280,168
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle US CLO Ltd.(a),(b)
Series 2020-2A Class D
3-month USD LIBOR + 7.400% Floor 7.400% 10/25/2031	7.400%	10,385,000	10,140,392
Conn’s Receivables Funding LLC(a)
Series 2019-A Class B
10/16/2023	4.360%	2,915,757	2,919,217
Series 2019-B Class B
06/17/2024	3.620%	8,000,000	7,887,448
Consumer Lending Receivables Trust(a)
Series 2019-A Class B
04/15/2026	4.010%	5,000,000	5,009,493
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	7,432,948	7,597,609
Series 2018-1 Class B
02/17/2026	6.170%	12,500,000	12,467,932
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	1,859,384	1,877,107
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	1.571%	1,250,000	1,233,731
Series 2020-86A Class E
3-month USD LIBOR + 6.660% Floor 6.660% 07/17/2030	6.894%	10,250,000	10,257,821
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	4,500,000	4,554,016
Series 2019-A Class C
06/22/2026	7.620%	1,967,000	2,007,524
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class E
08/17/2026	3.440%	4,000,000	4,041,473
Subordinated Series 2020-3A Class F
06/15/2027	5.560%	3,000,000	3,010,147
FREED ABS Trust(a)
Subordinated Series 2018-2 Class C
10/20/2025	5.880%	7,450,000	7,610,845
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	6,992,686	6,959,065
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-11 Class A
12/15/2045	3.750%	3,898,882	3,884,038
Series 2019-2 Class A
08/15/2025	4.000%	4,507,601	4,486,011
Series 2019-3 Class A
10/15/2025	3.750%	10,151,220	10,103,354
Series 2019-5 Class A
12/15/2045	3.750%	12,575,881	12,516,924
Series 2019-7 Class A
01/15/2027	3.750%	4,718,177	4,698,443
Series 2019-8 Class A
12/15/2045	3.750%	4,590,841	4,573,101
Series 2020-1 Class A
01/16/2046	3.500%	6,455,005	6,435,078
Series 2020-T1 Class A
02/15/2046	3.500%	7,514,295	7,490,495
LendingClub Receivables Trust(a),(d),(f)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	8,131,000
Series 2020-T1 Class R1
02/15/2046	0.000%	15,570,000	9,030,600
Series 2020-T1 Class R2
02/15/2046	0.000%	3,104,000	1,800,320
LendingClub Receivables Trust(a),(c),(d),(f)
Series 2020-JPSL Class R
02/15/2025	0.000%	340,000	13,647,600
Madison Park Funding XLVII Ltd.(a),(b),(d),(e)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	7.500%	5,200,000	5,096,000
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	3.737%	3,700,000	3,600,829
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.116%	6,500,000	6,499,896
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	4.316%	10,000,000	10,006,320
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	5,000,000	5,045,100
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	8,098,224
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d),(f)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	14,725,000
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class E
3-month USD LIBOR + 7.250% Floor 7.250% 10/19/2032	7.475%	5,000,000	5,000,125
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	7.466%	2,005,037	1,767,747
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	6.886%	2,000,000	1,786,912
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	1.964%	6,300,000	6,177,276
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	6.208%	3,750,000	3,406,076
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class B
06/15/2026	5.499%	15,000,000	15,009,375
Series 2020-2 Class NOTE
12/15/2027	7.500%	7,154,239	7,248,138
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	9,900,000	10,125,816
Subordinated Series 2019-2 Class A2B
09/15/2026	3.929%	7,745,250	7,659,258
Pagaya AI Debt Selection Trust(a),(d),(g)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	26,444,268
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	7.500%	7,000,000	6,958,378
Prosper Marketplace Issuance Trust(a)
Series 2019-2A Class B
09/15/2025	3.690%	5,425,270	5,460,766
Series 2019-3A Class B
07/15/2025	3.590%	8,500,000	8,418,839

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	459,117	458,988
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	1,230,190	1,230,109
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	8,500,000	8,307,432
Prosper Pass-Through Trust(a),(c),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	6,039,983	6,070,183
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	6.125%	5,000,000	4,619,330
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	1.937%	4,000,000	3,977,564
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	6.737%	6,280,000	6,027,412
SoFi Consumer Loan Program LLC(a),(d),(f)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	5,793,292
SoFi Consumer Loan Program LLC(a),(c),(d),(f)
Series 2016-4 Class R
11/25/2025	0.000%	900,000	6,938,100
SoFi Consumer Loan Program Repack Trust(a),(d),(f)
Series 2018-3 Class R1B
08/28/2027	0.000%	4,409,655	4,377,960
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	15,750,000	15,443,275
United Auto Credit Securitization Trust(a)
Subordinated Series 2019-1 Class F
01/12/2026	6.050%	2,000,000	2,042,091
Upgrade Receivables Trust(a)
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	15,977,017	15,841,479
Upstart Pass-Through Trust(a),(c),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	7,824,423	7,824,423
Upstart Pass-Through Trust(a),(c),(d),(e)
Series 2021-ST1 Class A
02/20/2027	2.750%	6,190,000	6,190,000
Upstart Securitization Trust(a)
Subordinated Series 2019-1 Class C
04/20/2026	5.130%	10,000,000	10,202,929
Subordinated Series 2020-3 Class B
11/20/2030	3.014%	3,000,000	3,000,942
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Westlake Automobile Receivables Trust(a)
Series 2020-3A Class E
06/15/2026	3.340%	10,650,000	10,694,026
Total Asset-Backed Securities — Non-Agency (Cost $533,968,866)			527,077,684

Commercial Mortgage-Backed Securities - Agency 0.5%

Government National Mortgage Association(g),(h)
Series 2017-30 Class IO
08/16/2058	0.666%	65,784,490	2,867,671
Series 2019-102 Class IB
03/16/2060	0.863%	20,733,021	1,551,021
Series 2020-19 Class IO
12/16/2061	0.963%	33,145,677	2,788,771
Series 2020-3 Class IO
02/16/2062	0.890%	31,726,391	2,440,838
Total Commercial Mortgage-Backed Securities - Agency (Cost $13,668,821)			9,648,301

Commercial Mortgage-Backed Securities - Non-Agency 14.1%

BAMLL Commercial Mortgage Securities Trust(a),(g)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	4,500,000	3,224,496
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.091%	5,400,000	4,382,458
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	2.681%	2,865,000	2,534,904
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	3.331%	6,853,000	5,911,043
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	2.541%	11,000,000	9,583,226
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	1.911%	7,982,000	7,552,152

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	2.561%	3,000,000	2,744,991
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.061%	7,250,000	6,379,967
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	2.378%	6,500,000	5,865,970
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	7,995,000	8,536,730
Series 2019-OC11 Class E
12/09/2041	4.076%	8,150,000	7,530,923
BX Trust(a),(g)
Subordinated Series 2019-OC11 Class D
12/09/2041	4.076%	4,500,000	4,398,305
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.141%	5,803,000	5,585,374
Citigroup Commercial Mortgage Trust(a),(c),(d),(g)
Subordinated Series 2020-420K Class E
11/10/2042	3.312%	5,000,000	4,614,062
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	2.862%	7,575,000	6,600,420
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	3.558%	12,900,000	10,337,793
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.493% Floor 3.333% 11/15/2023	3.634%	8,350,000	8,313,459
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class D
02/10/2037	3.754%	4,400,000	4,052,680
Series 2020-CBM Class F
02/10/2037	3.754%	16,650,000	13,976,120
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	3.882%	17,996,000	17,318,506
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	6,990,000	5,429,217
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	17,538,634
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	20,650,000	13,281,213
CSMC Trust(a),(g)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	5,200,000	3,711,000
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	12,500,000	11,479,025
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	10,120,000	10,104,132
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	20,000,000	19,749,532
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,938,778	3,018,092
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR3 Class F
1-month USD LIBOR + 2.250% Floor 2.250% 07/17/2037	2.391%	1,424,476	1,405,745
Morgan Stanley Capital I Trust(a),(g)
Series 2019-MEAD Class E
11/10/2036	3.283%	5,500,000	4,165,217
Olympic Tower Mortgage Trust(a),(g)
Subordinated Series 2017-OT Class D
05/10/2039	4.077%	4,040,000	3,873,659
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,850,998
Series 2019-SFR1 Class F
08/17/2035	5.061%	10,000,000	10,149,709
Series 2019-SFR3 Class F
09/17/2036	3.867%	8,000,000	8,161,570
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	5,810,148
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	10,000,000	10,005,189

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.241%	6,145,000	5,722,902
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740% 02/15/2037	2.881%	13,000,000	10,915,850
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $305,438,895)			286,815,411

Residential Mortgage-Backed Securities - Agency 52.4%

Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	6.350%	20,470,968	5,224,582
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.759%	6,160,940	1,002,121
CMO Series 4057 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/15/2039	5.909%	21,332,422	374,787
CMO Series 4093 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/15/2038	6.559%	11,220,960	484,039
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.909%	1,793,939	327,306
CMO Series 4223 Class DS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2038	5.959%	2,328,160	69,585
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	5.759%	1,804,960	338,695
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	6.009%	17,260,730	3,884,891
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	6.059%	16,947,332	3,233,161
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	5.939%	11,479,573	2,551,810
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.930%	14,002,805	3,009,977
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.900%	24,639,468	5,892,280
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.829%	3,950,591	756,015
Federal Home Loan Mortgage Corp.(h)
CMO Series 4121 Class IA
01/15/2041	3.500%	751,660	34,603
CMO Series 4213 Class DI
06/15/2038	3.500%	1,785,149	37,887
CMO Series 4215 Class IL
07/15/2041	3.500%	3,327,710	124,508
CMO Series 5034 Class JI
11/25/2050	2.500%	72,215,255	10,142,633
CMO Series 5040 Class IH
11/25/2050	3.500%	18,703,851	3,100,146
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	4,185,919	745,048
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	2.606%	2,560,148	155,938
Federal National Mortgage Association(h)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	1,040,044	28,227

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	5,666,005	262,416
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.750%	3,160,193	681,869
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	5.950%	1,084,349	104,796
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	6.000%	2,137,698	385,999
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	5.500%	17,567,520	3,684,905
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.850%	2,557,414	548,923
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	5.950%	13,640,439	3,256,082
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	2.750%	45,751,652	4,771,275
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	6.000%	14,760,129	3,620,081
CMO Series 2020-38 Class SE
1-month USD LIBOR + 6.050% 06/25/2050	5.900%	11,099,101	2,519,275
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	4.850%	33,434,959	5,523,733
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	7,685,888	697,793
CMO Series 2018-78 Class GI
04/20/2048	4.000%	20,531,460	2,368,828
CMO Series 2019-129 Class AI
10/20/2049	3.500%	36,468,168	4,070,271
CMO Series 2020-129 Class GI
09/20/2050	3.000%	24,339,550	3,490,087
CMO Series 2020-129 Class YI
09/20/2050	2.500%	30,774,051	3,670,230
CMO Series 2020-138 Class JI
09/20/2050	2.500%	41,844,681	5,652,744
CMO Series 2020-160 Class HI
10/20/2050	2.500%	18,242,298	2,550,605
CMO Series 2020-160 Class ID
10/20/2050	2.500%	19,875,623	2,713,537
CMO Series 2020-85 Class MI
06/20/2050	3.500%	16,466,769	3,583,253
Government National Mortgage Association(b),(h)
CMO Series 2014-6 Class SJ
1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	5.954%	15,889,085	3,480,626
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	6.054%	21,369,404	4,878,396
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	6.054%	16,508,004	3,822,683
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	6.004%	18,379,919	3,453,287
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	6.054%	13,777,972	2,827,128
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.054%	16,135,687	3,199,165

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	6.054%	18,320,489	3,494,820
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	6.054%	15,134,041	2,765,125
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	6.054%	13,237,491	2,907,104
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.904%	30,682,852	5,890,074
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	3.124%	34,843,584	3,318,531
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	6.054%	22,348,661	4,841,817
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	6.004%	15,433,141	3,932,892
Government National Mortgage Association TBA(e)
12/21/2050	2.500%	220,000,000	231,834,783
Uniform Mortgage-Backed Security TBA(e)
12/14/2050	2.000%	293,500,000	304,828,853
12/14/2050	2.500%	151,000,000	158,220,504
12/14/2050	3.000%	213,000,000	222,510,118
Total Residential Mortgage-Backed Securities - Agency (Cost $1,048,606,389)			1,061,880,847

Residential Mortgage-Backed Securities - Non-Agency 43.9%

Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	363,624	366,191
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	4,992,041
CMO Series 2018-2 Class M1
07/27/2048	4.343%	3,984,000	4,163,397
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,069,277
CMO Series 2019-1 Class B1
11/25/2048	5.400%	7,000,000	7,004,292
Subordinated CMO Series 2019-2 Class B1
03/25/2049	5.016%	5,000,000	5,091,766
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,919,575
Bayview Koitere Fund Trust(a),(g)
CMO Series 2020-LT1 Class A1
06/28/2035	4.213%	5,654,823	5,683,661
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2020-RN2 Class A1
06/28/2035	4.424%	14,241,970	14,349,015
Bayview Opportunity Master Fund Trust(a),(g)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	2,204,677	2,198,312
Bellemeade Re Ltd(a),(b)
Subordinated CMO Series 2020-1A Class B1
1-month USD LIBOR + 4.400% 06/25/2030	4.572%	1,350,000	1,367,243
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.500%	2,467,538	2,475,680
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	1.750%	19,715,275	19,516,683
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% Floor 1.850% 10/25/2027	2.000%	3,547,189	3,547,880
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	1.900%	6,000,000	5,993,173
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	1.750%	15,000,000	14,720,118
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.650%	1,500,000	1,475,241
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	4.150%	3,750,000	3,794,816

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	6.150%	11,550,000	11,913,576
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	5.000%	6,750,000	6,825,912
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	8,550,000	8,205,584
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	2,210,206
CMO Series 2020-NQM1 Class B2
05/25/2060	5.697%	2,800,000	2,662,936
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	2.900%	2,750,000	2,650,939
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	3.650%	4,350,000	4,051,856
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	12,526,384	112,642
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	1,936,685	3,087
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	5,000,000	4,944,137
COLT Mortgage Loan Trust(a),(g)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,549,837
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	9.400%	13,000,000	10,612,442
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.300%	17,186,383	16,646,170
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	2,060,601
CMO Series 2020-2 Class B2
05/25/2065	5.869%	4,673,000	4,725,997
Subordinated CMO Series 2018-3A Class B1
08/25/2058	5.007%	6,000,000	6,036,113
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	12,000,000	12,327,482
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	3,006,371
CMO Series 2018-1A Class B1
12/25/2057	4.340%	5,295,000	5,414,936
Eagle Re Ltd.(a),(b)
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	1.950%	11,000,000	10,415,177
Subordinated CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% 10/25/2030	5.748%	15,000,000	15,224,899
Federal Home Loan Mortgage Corp.(a),(b)
CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	5.400%	16,600,000	17,088,145
Federal Home Loan Mortgage Corp. REMIC Trust(a),(b)
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	5.900%	8,000,000	8,353,422
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	20,000,000	19,305,574
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	6.150%	11,300,000	11,870,407
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	4.887%	11,200,000	11,522,496
Subordinated CMO Series 2020-DNA5 Class M2
30-day Average SOFR + 2.800% 10/25/2050	2.887%	6,000,000	6,041,536
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	2.691%	13,000,000	13,000,381
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	5.250%	10,500,000	10,801,384
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	4.091%	6,750,000	6,776,626
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.491%	14,200,000	14,820,435
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	8,800,000	8,867,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a),(g)
CMO Series 2020-1 Class A1
01/26/2060	2.981%	4,025,385	3,992,584
GCAT Trust(a),(g)
Subordinated CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	5,524,410
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.050%	6,500,000	6,478,575
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	10,000,000	9,870,195
Home RE Ltd.(a),(b)
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.394%	8,800,000	8,922,566
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-1 Class B1
01/25/2059	4.800%	4,500,000	4,687,165
Homeward Opportunities Fund I Trust(a)
Subordinated CMO Series 2018-1 Class B1
06/25/2048	5.295%	7,000,000	7,142,256
Subordinated CMO Series 2018-2 Class B1
11/25/2058	5.593%	13,285,000	13,651,566
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	6,000,000	5,999,979
L1C LLC(a)
CMO Series 2020-1 Class NOTE
08/25/2051	5.290%	5,700,000	5,703,718
LVII Trust(a),(d),(g)
Subordinated CMO Series 2020-1 Class B1
05/25/2060	5.000%	14,834,000	13,823,434
MFA LLC(a)
CMO Series 2018-NPL2 Class A1
07/25/2048	4.164%	5,094,718	5,114,954
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 02/25/2030	1.900%	5,700,000	5,333,326
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	10,667,759	10,426,684
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	5,535,658	5,136,857
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	4,400,451	4,279,198
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	1,257,272	1,230,811
Subordinated CMO Series 2018-FNT1 Class G
05/25/2023	5.670%	7,650,917	7,339,180
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.303%	7,440,146	387,356
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2020-RPL2 Class A1
08/25/2025	3.578%	7,820,402	7,827,003
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	4,537,210	4,508,142
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	1,241,600	1,237,556
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.100%	9,100,000	8,945,844
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class B1
1-month USD LIBOR + 5.750% 04/25/2027	5.900%	2,044,000	2,039,558
Oaktown Re V Ltd.(a),(b)
Subordinated CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	5.393%	9,500,000	9,509,889
OMSR(a),(c),(d)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	22,107,835	21,886,757
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.152%	13,084,621	12,436,509
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	2.902%	11,761,369	11,337,288
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.000%	19,379,000	18,982,730

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	2.800%	38,600,000	37,386,582
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	9,917,545	9,915,557
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	14,000,000	13,791,354
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2020-NPL2 Class A1
02/27/2060	3.721%	2,772,804	2,772,904
CMO Series 2020-NPL2 Class A2
02/27/2060	6.170%	2,700,000	2,714,417
CMO Series 2020-RPL1 Class A2
05/27/2060	6.170%	7,749,603	7,788,747
PRPM LLC(a),(g)
CMO Series 2019-3A Class A2
07/25/2024	4.458%	8,000,000	7,871,347
CMO Series 2020-1A Class A2
02/25/2025	3.967%	22,750,000	22,044,836
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class B1
1-month USD LIBOR + 2.700% Floor 2.700% 06/25/2029	2.850%	3,000,000	2,738,658
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.746%	4,400,000	4,445,015
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class M1
12/26/2053	5.101%	5,835,000	5,816,774
RCO V Mortgage LLC(a),(g)
CMO Series 2020-1 Class A2
09/25/2025	5.389%	6,500,000	6,504,188
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	6,408,695
Subordinated CMO Series 2020-1 Class B1
02/25/2024	3.946%	3,938,000	3,978,248
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	3.900%	14,000,000	13,745,815
Stonnington Mortgage Trust(a),(c),(d),(g)
CMO Series 2020-1 Class A
07/28/2024	5.500%	11,644,546	11,644,546
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	4,900,000	4,935,337
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	4.647%	8,185,000	8,250,102
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	5.747%	8,000,000	8,021,458
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(g)
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	15,000,000	14,877,577
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(g)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	4,536,724	4,533,036
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	1,661,911	1,665,242
CMO Series 2019-NPL8 Class A1B
11/25/2049	4.090%	7,000,000	6,942,524
CMO Series 2020-NPL5 Class A1B
03/25/2050	3.475%	11,250,000	10,994,995
Subordinated CMO Series 2019-NPL7 Class A1B
10/25/2049	3.967%	10,000,000	9,926,677
Vericrest Opportunity Loan Trust LXXXV LLC(a),(g)
CMO Series 2020-NPL1 Class A1B
01/25/2050	3.721%	16,750,000	16,603,895
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A3
03/25/2058	4.052%	431,147	439,283
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	8,000,000	7,999,982
Subordinated CMO Series 2018-3 Class M1
10/25/2058	4.595%	6,000,000	6,051,683
Subordinated CMO Series 2019-2 Class B1
04/25/2059	4.437%	1,700,000	1,637,037
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	4,000,000	3,837,714
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	4,199,378
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	6,067,064
Subordinated CMO Series 2020-4 Class B2
06/25/2065	5.600%	2,000,000	2,047,268

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
04/25/2060	5.750%	1,050,000	1,078,746
CMO Series 2020-INV1 Class B2
04/25/2060	6.000%	1,500,000	1,513,464
Visio Trust(a),(g)
CMO Series 2019-1 Class B1
06/25/2054	5.080%	4,000,000	4,203,805
CMO Series 2019-1 Class M1
06/25/2054	4.078%	4,000,000	4,281,306
CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,166,343
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,358,730
Vista Point Securitization Trust(a),(g)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	2,000,000	2,037,000
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $882,391,191)			890,770,496
Options Purchased Puts 0.5%
Value ($)
(Cost $17,363,501)	10,025,570

Money Market Funds 6.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(i),(j)	139,609,325	139,595,364
Total Money Market Funds (Cost $139,585,994)		139,595,364
Total Investments in Securities (Cost: $2,941,023,657)		2,925,813,673
Other Assets & Liabilities, Net		(898,264,602)
Net Assets		2,027,549,071

At November 30, 2020, securities and/or cash totaling $47,999,155 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(4,222)	03/2021	USD	(583,361,656)	—	(308,527)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	305,000,000	305,000,000	1.00	12/10/2020	3,568,500	132,035
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	600,000,000	600,000,000	1.00	01/07/2021	4,200,000	1,435,620
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	125,000,000	125,000,000	1.00	09/30/2021	2,175,000	2,296,400
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	530,000,000	530,000,000	1.25	11/16/2021	7,420,001	6,161,515
Total							17,363,501	10,025,570

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	1,171,870	(5,000)	349,577	—	817,293	—

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(2,279,792)	675,312	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(1,938,870)	334,390	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(1,787,816)	183,336	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	5.051	USD	5,000,000	(585,935)	2,500	—	(775,959)	192,524	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	14,000,000	(2,253,272)	7,000	—	(3,287,819)	1,041,547	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	26,500,000	(4,265,122)	13,250	—	(5,181,542)	929,670	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	20,000,000	(3,218,960)	10,000	—	(4,131,590)	922,630	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	12,000,000	(1,931,376)	6,000	—	(2,731,207)	805,831	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	8,800,000	(1,416,342)	4,400	—	(2,130,060)	718,118	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	10,000,000	(1,609,480)	5,000	—	(2,004,715)	400,235	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	13,000,000	(2,092,324)	6,500	—	(2,138,908)	53,084	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.300	USD	5,000,000	(804,740)	2,500	—	(851,313)	49,073	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.051	USD	20,000,000	(2,343,740)	10,000	—	(4,000,463)	1,666,723	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.051	USD	5,000,000	(585,935)	2,500	—	(766,222)	182,787	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.884	USD	22,000,000	(2,615,360)	11,000	—	(3,299,469)	695,109	—
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	4.884	USD	5,000,000	(594,400)	2,500	—	(780,077)	188,177	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	11.645	USD	2,550,000	(535,498)	1,275	—	(225,601)	—	(308,622)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	11.645	USD	5,000,000	(1,049,995)	2,500	—	(290,407)	—	(757,088)
Total								(30,730,919)	101,925	—	(38,601,830)	9,038,546	(1,065,710)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $1,697,611,971, which represents 83.73% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2020.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2020, the total value of these securities amounted to $101,397,671, which represents 5.00% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents a security purchased on a when-issued basis.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2020.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	117,544,851	577,936,099	(555,879,566)	(6,020)	139,595,364	(9,208)	82,625	139,609,325
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	380,894,425	146,183,259	527,077,684
Commercial Mortgage-Backed Securities - Agency	—	9,648,301	—	9,648,301
Commercial Mortgage-Backed Securities - Non-Agency	—	282,201,349	4,614,062	286,815,411
Residential Mortgage-Backed Securities - Agency	—	1,061,880,847	—	1,061,880,847
Residential Mortgage-Backed Securities - Non-Agency	—	843,415,759	47,354,737	890,770,496
Options Purchased Puts	—	10,025,570	—	10,025,570
Money Market Funds	139,595,364	—	—	139,595,364
Total Investments in Securities	139,595,364	2,588,066,251	198,152,058	2,925,813,673
Investments in Derivatives
Asset
Swap Contracts	—	9,855,839	—	9,855,839
Liability
Futures Contracts	(308,527)	—	—	(308,527)
Swap Contracts	—	(1,065,710)	—	(1,065,710)
Total	139,286,837	2,596,856,380	198,152,058	2,934,295,275
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2020 ($)
Asset-Backed Securities — Non-Agency	59,087,472	176,990	10,264	4,506,140	90,935,747	(8,533,354)	—	—	146,183,259
Commercial Mortgage-Backed Securities — Non-Agency	—	34	—	30,545	4,583,483	—	—	—	4,614,062
Residential Mortgage-Backed Securities — Non-Agency	64,052,153	194,668	—	4,712,709	28,816,367	(7,178,700)	—	(43,242,460)	47,354,737
Total	123,139,625	371,692	10,264	9,249,394	124,335,597	(15,712,054)	—	(43,242,460)	198,152,058
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2020 was $9,149,958, which is comprised of Asset-Backed Securities — Non-Agency of $4,406,704, Commercial Mortgage-Backed Securities — Non-Agency of $30,545 and Residential Mortgage-Backed Securities — Non-Agency of $4,712,709.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,784,074,162)	$2,776,192,739
Affiliated issuers (cost $139,585,994)	139,595,364
Options purchased (cost $17,363,501)	10,025,570
Cash	500,889
Cash collateral held at broker for:
Swap contracts	30,255,000
Margin deposits on:
Futures contracts	17,744,155
Unrealized appreciation on swap contracts	9,855,839
Upfront payments on swap contracts	349,577
Receivable for:
Investments sold	4,179,447
Investments sold on a delayed delivery basis	404,710,385
Capital shares sold	1,822,350
Dividends	13,557
Interest	6,411,594
Variation margin for futures contracts	65,969
Expense reimbursement due from Investment Manager	1,800
Prepaid expenses	5,928
Total assets	3,401,730,163
Liabilities
Unrealized depreciation on swap contracts	1,065,710
Upfront receipts on swap contracts	38,601,830
Payable for:
Investments purchased on a delayed delivery basis	1,333,258,350
Capital shares purchased	856,750
Management services fees	105,895
Distribution and/or service fees	6,307
Transfer agent fees	139,374
Compensation of board members	39,884
Compensation of chief compliance officer	178
Other expenses	106,814
Total liabilities	1,374,181,092
Net assets applicable to outstanding capital stock	$2,027,549,071
Represented by
Paid in capital	1,984,616,372
Total distributable earnings (loss)	42,932,699
Total - representing net assets applicable to outstanding capital stock	$2,027,549,071
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	21

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$121,572,052
Shares outstanding	11,637,013
Net asset value per share	$10.45
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.77
Advisor Class
Net assets	$195,157,540
Shares outstanding	18,696,193
Net asset value per share	$10.44
Class C
Net assets	$46,702,219
Shares outstanding	4,471,541
Net asset value per share	$10.44
Institutional Class
Net assets	$938,704,774
Shares outstanding	89,886,638
Net asset value per share	$10.44
Institutional 2 Class
Net assets	$321,093,831
Shares outstanding	30,761,645
Net asset value per share	$10.44
Institutional 3 Class
Net assets	$404,318,655
Shares outstanding	38,700,325
Net asset value per share	$10.45
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,800,825
Dividends — affiliated issuers	82,625
Interest	47,350,930
Interfund lending	32
Total income	50,234,412
Expenses:
Management services fees	5,366,365
Distribution and/or service fees
Class A	138,667
Class C	215,464
Transfer agent fees
Class A	55,109
Advisor Class	76,005
Class C	21,441
Institutional Class	410,734
Institutional 2 Class	76,879
Institutional 3 Class	9,167
Compensation of board members	18,715
Custodian fees	15,738
Printing and postage fees	51,131
Registration fees	125,759
Audit fees	25,158
Legal fees	13,014
Interest on collateral	4,848
Compensation of chief compliance officer	178
Other	15,548
Total expenses	6,639,920
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(171,203)
Expense reduction	(20)
Total net expenses	6,468,697
Net investment income	43,765,715
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,532,704
Investments — affiliated issuers	(9,208)
Futures contracts	7,061,124
Options purchased	(9,389,500)
Swap contracts	20,129,196
Net realized gain	38,324,316
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	138,268,021
Investments — affiliated issuers	(6,020)
Futures contracts	320,094
Options purchased	251,709
Swap contracts	(3,647,397)
Net change in unrealized appreciation (depreciation)	135,186,407
Net realized and unrealized gain	173,510,723
Net increase in net assets resulting from operations	$217,276,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	23

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$43,765,715	$70,749,745
Net realized gain (loss)	38,324,316	(5,372,229)
Net change in unrealized appreciation (depreciation)	135,186,407	(164,613,489)
Net increase (decrease) in net assets resulting from operations	217,276,438	(99,235,973)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,405,357)	(4,659,559)
Advisor Class	(3,464,793)	(8,894,631)
Class C	(761,311)	(1,332,170)
Institutional Class	(18,801,021)	(37,632,662)
Institutional 2 Class	(6,285,605)	(9,080,519)
Institutional 3 Class	(6,473,838)	(9,399,836)
Total distributions to shareholders	(38,191,925)	(70,999,377)
Increase in net assets from capital stock activity	397,175,280	217,778,884
Total increase in net assets	576,259,793	47,543,534
Net assets at beginning of period	1,451,289,278	1,403,745,744
Net assets at end of period	$2,027,549,071	$1,451,289,278
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,025,606	40,536,075	6,534,169	66,097,520
Distributions reinvested	238,041	2,404,385	467,716	4,655,565
Redemptions	(2,547,739)	(25,692,354)	(9,240,015)	(91,798,075)
Net increase (decrease)	1,715,908	17,248,106	(2,238,130)	(21,044,990)
Advisor Class
Subscriptions	6,957,014	70,883,974	17,052,780	171,642,957
Distributions reinvested	343,227	3,464,793	893,262	8,894,245
Redemptions	(4,274,993)	(42,486,757)	(21,603,019)	(210,205,183)
Net increase (decrease)	3,025,248	31,862,010	(3,656,977)	(29,667,981)
Class C
Subscriptions	526,429	5,367,665	2,175,839	22,026,732
Distributions reinvested	75,164	758,488	133,945	1,329,165
Redemptions	(458,727)	(4,560,813)	(1,175,645)	(11,395,143)
Net increase	142,866	1,565,340	1,134,139	11,960,754
Institutional Class
Subscriptions	28,704,999	290,186,586	71,713,499	719,221,815
Distributions reinvested	1,855,904	18,727,225	3,775,049	37,495,088
Redemptions	(21,147,495)	(211,746,112)	(63,205,045)	(610,167,211)
Net increase	9,413,408	97,167,699	12,283,503	146,549,692
Institutional 2 Class
Subscriptions	12,582,148	125,961,782	29,225,493	294,573,188
Distributions reinvested	618,306	6,241,758	913,968	9,047,212
Redemptions	(4,201,116)	(42,376,808)	(23,119,777)	(223,607,136)
Net increase	8,999,338	89,826,732	7,019,684	80,013,264
Institutional 3 Class
Subscriptions	17,236,034	175,440,985	6,666,364	66,254,912
Distributions reinvested	639,364	6,473,818	948,722	9,399,363
Redemptions	(2,257,130)	(22,409,410)	(4,728,142)	(45,686,130)
Net increase	15,618,268	159,505,393	2,886,944	29,968,145
Total net increase	38,915,036	397,175,280	17,429,163	217,778,884
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.25	1.07	1.32	(0.22)	—	(0.22)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.27	1.05	1.32	(0.23)	—	(0.23)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.21	1.06	1.27	(0.18)	—	(0.18)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00(g)	(0.26)	(0.10)	(0.36)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.26	1.06	1.32	(0.23)	—	(0.23)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.27	1.05	1.32	(0.23)	—	(0.23)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$10.45	14.19%	1.02%(c),(d)	1.00%(c),(d),(e)	4.95%(c)	350%	$121,572
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(d),(f)	1.01%(d),(f)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(d)	1.01%(d)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$10.44	14.22%	0.77%(c),(d)	0.75%(c),(d),(e)	5.24%(c)	350%	$195,158
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(d),(f)	0.76%(d),(f)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(d)	0.76%(d)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Class C
Six Months Ended 11/30/2020 (Unaudited)	$10.44	13.65%	1.77%(c),(d)	1.75%(c),(d),(e)	4.21%(c)	350%	$46,702
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(d),(f)	1.76%(d),(f)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(d)	1.76%(d)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$10.44	14.22%	0.77%(c),(d)	0.75%(c),(d),(e)	5.21%(c)	350%	$938,705
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(d),(f)	0.76%(d),(f)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(d)	0.76%(d)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$10.44	14.25%	0.73%(c),(d)	0.71%(c),(d)	5.30%(c)	350%	$321,094
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(d),(f)	0.71%(d),(f)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(d)	0.70%(d)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$9.35	0.27	1.06	1.33	(0.23)	—	(0.23)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(h)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2020	5/31/2020	5/31/2019
Class A	less than 0.01%	0.01%	0.01%
Advisor Class	less than 0.01%	0.01%	0.01%
Class C	less than 0.01%	0.01%	0.01%
Institutional Class	less than 0.01%	0.01%	0.01%
Institutional 2 Class	less than 0.01%	0.01%	0.01%
Institutional 3 Class	less than 0.01%	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$10.45	14.38%	0.68%(c),(d)	0.66%(c),(d)	5.38%(c)	350%	$404,319
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(d),(f)	0.66%(d),(f)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(d)	0.65%(d)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(h)	$10.12	3.50%	0.76%(c)	0.65%(c)	6.57%(c)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	29

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to manage exposure to fluctuations in interest rates, to hedge the fair value of the Fund’s investments and to manage convexity. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	9,855,839*
Credit risk	Upfront payments on swap contracts	349,577
Interest rate risk	Investments, at value — Options purchased	10,025,570
Total		20,230,986

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,065,710*
Credit risk	Upfront receipts on swap contracts	38,601,830
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	308,527*
Total		39,976,067

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	20,129,196	20,129,196
Interest rate risk	7,061,124	(9,389,500)	—	(2,328,376)
Total	7,061,124	(9,389,500)	20,129,196	17,800,820

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(3,647,397)	(3,647,397)
Interest rate risk	320,094	251,709	—	571,803
Total	320,094	251,709	(3,647,397)	(3,075,594)
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	322,872,828
Credit default swap contracts — buy protection	10,000,000
Credit default swap contracts — sell protection	168,950,000

Derivative instrument	Average value ($)*
Options contracts — purchased	8,418,714

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2020:
	Citi ($)(a)	Citi ($)(a)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Options purchased puts	10,025,570	-	-	-	10,025,570
OTC credit default swap contracts (b)	-	2,176,572	375,860	7,652,984	10,205,416
Total assets	10,025,570	2,176,572	375,860	7,652,984	20,230,986
Liabilities
OTC credit default swap contracts (b)	-	4,218,662	2,563,775	32,885,103	39,667,540
Total liabilities	-	4,218,662	2,563,775	32,885,103	39,667,540
Total financial and derivative net assets	10,025,570	(2,042,090)	(2,187,915)	(25,232,119)	(19,436,554)
Total collateral received (pledged) (c)	10,025,570	(2,042,090)	(2,187,915)	(25,232,119)	(19,436,554)
Net amount (d)	-	-	-	-	-

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	37

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.639% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	39

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $233,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	69,406
Class C	—	1.00(b)	2,923

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,941,373,000	66,214,000	(72,942,000)	(6,728,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,922,171,037 and $9,951,843,566, respectively, for the six months ended November 30, 2020, of which $9,179,993,943 and $9,670,558,736, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,900,000	0.61	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
42	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	43

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At November 30, 2020, three unaffiliated shareholders of record owned 40.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 24.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
44	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	45

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
46	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Mortgage Opportunities Fund | Semiannual Report 2020	47

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
48	Columbia Mortgage Opportunities Fund | Semiannual Report 2020

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR251_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Matthew Ferrelli, CFA
Co-Portfolio Manager
Managed Fund since December 2019
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	16.21	-1.63	-0.97	-7.49
	Including sales charges		9.64	-7.19	-2.13	-8.08
Advisor Class*		03/19/13	16.41	-1.34	-0.71	-7.30
Class C*	Excluding sales charges	06/18/12	15.96	-2.44	-1.72	-8.19
	Including sales charges		14.96	-3.42	-1.72	-8.19
Institutional Class*		06/18/12	16.41	-1.46	-0.76	-7.30
Institutional 2 Class*		01/08/14	16.32	-1.48	-0.66	-7.28
Institutional 3 Class*		10/01/14	16.44	-1.22	-0.54	-7.23
Class R*		06/18/12	16.21	-1.91	-1.22	-7.72
Bloomberg Commodity Index Total Return			17.11	-3.06	-0.57	-7.53
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28,2011 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Commodity Strategy Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Commodities market exposure (%) (at November 30, 2020)
Commodities contracts(a)	Long	Short	Net
Agriculture	33.5	–	33.5
Energy	24.6	–	24.6
Precious Metals	19.4	–	19.4
Industrial Metals	16.4	–	16.4
Livestock	6.1	–	6.1
Total notional market value of commodities contracts	100.0	–	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at November 30, 2020)
Money Market Funds	80.2
Other Assets	19.8
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,162.10	1,019.72	6.08	5.68	1.11
Advisor Class	1,000.00	1,000.00	1,164.10	1,020.98	4.72	4.40	0.86
Class C	1,000.00	1,000.00	1,159.60	1,015.97	10.12	9.45	1.85
Institutional Class	1,000.00	1,000.00	1,164.10	1,020.98	4.72	4.40	0.86
Institutional 2 Class	1,000.00	1,000.00	1,163.20	1,021.44	4.22	3.94	0.77
Institutional 3 Class	1,000.00	1,000.00	1,164.40	1,021.74	3.89	3.64	0.71
Class R	1,000.00	1,000.00	1,162.10	1,018.45	7.45	6.96	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Semiannual Report 2020	5

Consolidated Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Money Market Funds 80.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(a),(b)	283,989,493	283,961,094
Total Money Market Funds (Cost $283,983,815)		283,961,094
Total Investments in Securities (Cost: $283,983,815)		283,961,094
Other Assets & Liabilities, Net		69,893,377
Net Assets		353,854,471
At November 30, 2020, securities and/or cash totaling $26,319,999 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	94	01/2021	USD	4,507,300	362,762	—
Brent Crude	221	03/2021	USD	10,630,100	699,958	—
Cocoa	26	03/2021	USD	712,140	162	—
Coffee	13	03/2021	USD	601,088	44,027	—
Coffee	162	05/2021	USD	7,599,825	630,710	—
Copper	15	03/2021	USD	1,289,250	90,919	—
Copper	269	05/2021	USD	23,154,175	1,697,751	—
Corn	216	03/2021	USD	4,600,800	366,401	—
Corn	686	05/2021	USD	14,714,700	132,465	—
Corn	152	05/2021	USD	3,260,400	—	(18,286)
Cotton	19	03/2021	USD	685,425	58,852	—
Cotton	2	03/2021	USD	72,150	—	(528)
Cotton	117	05/2021	USD	4,273,425	47,785	—
Feeder Cattle	5	01/2021	USD	352,625	3,724	—
Gas Oil	13	01/2021	USD	507,000	42,226	—
Gas Oil	113	05/2021	USD	4,536,950	317,076	—
Gold 100 oz.	53	02/2021	USD	9,438,770	—	(497,590)
Gold 100 oz.	239	04/2021	USD	42,656,720	—	(2,852,880)
Lean Hogs	182	02/2021	USD	4,992,260	111,674	—
Lean Hogs	166	04/2021	USD	4,740,960	—	(150,065)
Live Cattle	50	02/2021	USD	2,257,500	—	(35,875)
Live Cattle	212	04/2021	USD	9,870,720	45,682	—
Natural Gas	361	12/2020	USD	10,404,020	—	(1,130,097)
Natural Gas	648	02/2021	USD	18,137,520	—	(2,179,909)
Natural Gas	366	04/2021	USD	9,874,680	—	(335,825)
Nickel	5	01/2021	USD	480,420	21,739	—
Nickel	91	05/2021	USD	8,773,401	103,852	—
NY Harbor ULSD Heat Oil	7	12/2020	USD	403,192	41,483	—
NY Harbor ULSD Heat Oil	68	04/2021	USD	3,981,550	301,989	—
Palladium	11	03/2021	USD	2,646,490	—	(48,290)
Primary Aluminum	19	01/2021	USD	970,900	78,402	—
Primary Aluminum	259	05/2021	USD	13,267,275	718,820	—
RBOB Gasoline	87	12/2020	USD	4,536,806	277,854	—
RBOB Gasoline	76	04/2021	USD	4,493,059	276,342	—
Silver	25	03/2021	USD	2,824,125	—	(389,991)
Silver	115	05/2021	USD	13,030,075	—	(974,455)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	100	01/2021	USD	5,842,500	455,992	—
Soybean	334	05/2021	USD	19,501,425	537,687	—
Soybean Meal	140	01/2021	USD	5,467,000	299,676	—
Soybean Meal	308	05/2021	USD	11,882,640	223,816	—
Soybean Oil	221	01/2021	USD	4,971,174	410,182	—
Soybean Oil	395	05/2021	USD	8,783,220	295,011	—
Sugar #11	248	02/2021	USD	4,030,298	386,091	—
Sugar #11	37	02/2021	USD	601,294	—	(2,648)
Sugar #11	580	04/2021	USD	8,977,472	—	(136,106)
Wheat	8	03/2021	USD	234,000	10,431	—
Wheat	1	03/2021	USD	27,350	121	—
Wheat	15	03/2021	USD	410,250	—	(12,599)
Wheat	29	03/2021	USD	848,250	—	(35,830)
Wheat	175	05/2021	USD	4,838,750	—	(106,605)
Wheat	309	05/2021	USD	9,096,188	—	(267,217)
WTI Crude	39	12/2020	USD	1,768,260	145,061	—
WTI Crude	350	04/2021	USD	16,023,000	1,115,844	—
Zinc	10	01/2021	USD	695,988	57,353	—
Zinc	159	05/2021	USD	11,135,764	529,308	—
Total					10,939,228	(9,174,796)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	46,931,293	458,369,094	(221,293,457)	(45,836)	283,961,094	891	230,063	283,989,493
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	7

Consolidated Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Money Market Funds	283,961,094	—	—	283,961,094
Total Investments in Securities	283,961,094	—	—	283,961,094
Investments in Derivatives
Asset
Futures Contracts	10,939,228	—	—	10,939,228
Liability
Futures Contracts	(9,174,796)	—	—	(9,174,796)
Total	285,725,526	—	—	285,725,526
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Affiliated issuers (cost $283,983,815)	$283,961,094
Margin deposits on:
Futures contracts	26,319,999
Receivable for:
Capital shares sold	45,695,365
Dividends	29,539
Variation margin for futures contracts	895,366
Prepaid expenses	2,109
Total assets	356,903,472
Liabilities
Payable for:
Capital shares purchased	5,768
Variation margin for futures contracts	2,962,387
Management services fees	16,021
Distribution and/or service fees	55
Transfer agent fees	3,792
Compensation of board members	35,453
Compensation of chief compliance officer	38
Other expenses	25,487
Total liabilities	3,049,001
Net assets applicable to outstanding capital stock	$353,854,471
Represented by
Paid in capital	468,174,576
Total distributable earnings (loss)	(114,320,105)
Total - representing net assets applicable to outstanding capital stock	$353,854,471
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	9

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$1,415,285
Shares outstanding	87,013
Net asset value per share	$16.27
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.26
Advisor Class
Net assets	$6,817,149
Shares outstanding	409,031
Net asset value per share	$16.67
Class C
Net assets	$87,979
Shares outstanding	5,712
Net asset value per share	$15.40
Institutional Class
Net assets	$499,991
Shares outstanding	30,243
Net asset value per share	$16.53
Institutional 2 Class
Net assets	$14,120,163
Shares outstanding	842,832
Net asset value per share	$16.75
Institutional 3 Class
Net assets	$330,453,209
Shares outstanding	19,599,151
Net asset value per share	$16.86
Class R
Net assets	$460,695
Shares outstanding	28,814
Net asset value per share	$15.99
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$230,063
Total income	230,063
Expenses:
Management services fees	974,146
Distribution and/or service fees
Class A	1,785
Class C	421
Class R	1,177
Transfer agent fees
Class A	1,135
Advisor Class	16,609
Class C	66
Institutional Class	245
Institutional 2 Class	2,261
Institutional 3 Class	10,024
Class R	375
Compensation of board members	10,302
Custodian fees	1,984
Printing and postage fees	7,621
Registration fees	52,054
Audit fees	16,408
Legal fees	5,880
Interest on collateral	16,967
Compensation of chief compliance officer	38
Other	8,188
Total expenses	1,127,686
Expense reduction	(40)
Total net expenses	1,127,646
Net investment loss	(897,583)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	891
Futures contracts	40,041,208
Net realized gain	40,042,099
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(45,836)
Futures contracts	827,726
Net change in unrealized appreciation (depreciation)	781,890
Net realized and unrealized gain	40,823,989
Net increase in net assets resulting from operations	$39,926,406
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	11

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income (loss)	$(897,583)	$3,582,318
Net realized gain (loss)	40,042,099	(58,743,005)
Net change in unrealized appreciation (depreciation)	781,890	14,273,966
Net increase (decrease) in net assets resulting from operations	39,926,406	(40,886,721)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(15,443)
Advisor Class	—	(270,446)
Class C	—	(99)
Institutional Class	—	(4,794)
Institutional 2 Class	—	(650)
Institutional 3 Class	—	(5,013,547)
Class R	—	(2,847)
Total distributions to shareholders	—	(5,307,826)
Increase (decrease) in net assets from capital stock activity	132,252,920	(120,578,032)
Total increase (decrease) in net assets	172,179,326	(166,772,579)
Net assets at beginning of period	181,675,145	348,447,724
Net assets at end of period	$353,854,471	$181,675,145
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	16,922	260,056	11,892	192,536
Distributions reinvested	—	—	876	15,058
Redemptions	(21,644)	(339,148)	(27,521)	(416,712)
Net decrease	(4,722)	(79,092)	(14,753)	(209,118)
Advisor Class
Subscriptions	124,691	1,945,823	401,079	6,627,044
Distributions reinvested	—	—	15,401	270,431
Redemptions	(1,136,025)	(18,705,600)	(376,042)	(6,070,611)
Net increase (decrease)	(1,011,334)	(16,759,777)	40,438	826,864
Class C
Subscriptions	17	256	554	7,764
Distributions reinvested	—	—	6	98
Redemptions	—	—	(2,694)	(41,207)
Net increase (decrease)	17	256	(2,134)	(33,345)
Institutional Class
Subscriptions	28,106	439,880	17,819	301,089
Distributions reinvested	—	—	272	4,749
Redemptions	(2,528)	(39,962)	(59,044)	(973,738)
Net increase (decrease)	25,578	399,918	(40,953)	(667,900)
Institutional 2 Class
Subscriptions	851,165	13,655,001	3,761	58,902
Distributions reinvested	—	—	36	634
Redemptions	(12,288)	(202,775)	(81,742)	(1,444,601)
Net increase (decrease)	838,877	13,452,226	(77,945)	(1,385,065)
Institutional 3 Class
Subscriptions	17,437,370	278,812,974	25,531,906	419,268,730
Distributions reinvested	—	—	282,931	5,013,529
Redemptions	(8,849,024)	(143,549,692)	(33,417,948)	(543,291,884)
Net increase (decrease)	8,588,346	135,263,282	(7,603,111)	(119,009,625)
Class R
Subscriptions	1,638	24,521	7,905	126,214
Distributions reinvested	—	—	168	2,840
Redemptions	(3,039)	(48,414)	(13,843)	(228,897)
Net decrease	(1,401)	(23,893)	(5,770)	(99,843)
Total net increase (decrease)	8,435,361	132,252,920	(7,704,228)	(120,578,032)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$13.99	(0.07)	2.35	2.28	—	—
Year Ended 5/31/2020	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Year Ended 5/31/2018	$20.95	0.04	2.04	2.08	—	—
Year Ended 5/31/2017	$21.57	(0.12)	(0.50)	(0.62)	—	—
Year Ended 5/31/2016	$25.30	(0.24)	(3.49)	(3.73)	—	—
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$14.32	(0.06)	2.41	2.35	—	—
Year Ended 5/31/2020	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.32	0.12	2.09	2.21	(0.04)	(0.04)
Year Ended 5/31/2017	$21.90	(0.08)	(0.50)	(0.58)	—	—
Year Ended 5/31/2016	$25.62	(0.16)	(3.56)	(3.72)	—	—
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$13.30	(0.13)	2.23	2.10	—	—
Year Ended 5/31/2020	$15.84	(0.00)(g)	(2.54)	(2.54)	(0.00)(g)	(0.00)(g)
Year Ended 5/31/2019	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Year Ended 5/31/2018	$20.17	(0.12)	1.98	1.86	—	—
Year Ended 5/31/2017	$20.93	(0.28)	(0.48)	(0.76)	—	—
Year Ended 5/31/2016	$24.73	(0.40)	(3.40)	(3.80)	—	—
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$14.20	(0.06)	2.39	2.33	—	—
Year Ended 5/31/2020	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.18	0.12	2.06	2.18	(0.04)	(0.04)
Year Ended 5/31/2017	$21.77	(0.08)	(0.51)	(0.59)	—	—
Year Ended 5/31/2016	$25.49	(0.20)	(3.52)	(3.72)	—	—
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$14.40	(0.05)	2.40	2.35	—	—
Year Ended 5/31/2020	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.41	0.12	2.10	2.22	(0.04)	(0.04)
Year Ended 5/31/2017	$21.98	(0.04)	(0.53)	(0.57)	—	—
Year Ended 5/31/2016	$25.67	(0.16)	(3.53)	(3.69)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$16.27	16.21%	1.11%(d),(e)	1.11%(d),(e),(f)	(0.95%)(d)	0%	$1,415
Year Ended 5/31/2020	$13.99	(15.35%)	1.14%	1.14%(f)	0.63%	0%	$1,283
Year Ended 5/31/2019	$16.67	(14.76%)	1.11%	1.11%(f)	1.18%	0%	$1,775
Year Ended 5/31/2018	$23.03	9.92%	1.08%	1.08%(f)	0.22%	0%	$2,148
Year Ended 5/31/2017	$20.95	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$21.57	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$16.67	16.41%	0.86%(d),(e)	0.86%(d),(e),(f)	(0.70%)(d)	0%	$6,817
Year Ended 5/31/2020	$14.32	(15.05%)	0.89%	0.89%(f)	0.86%	0%	$20,335
Year Ended 5/31/2019	$17.05	(14.62%)	0.86%	0.86%(f)	1.44%	0%	$23,533
Year Ended 5/31/2018	$23.49	10.24%	0.83%	0.83%(f)	0.48%	0%	$21,601
Year Ended 5/31/2017	$21.32	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$21.90	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$15.40	15.96%	1.85%(d),(e)	1.85%(d),(e),(f)	(1.70%)(d)	0%	$88
Year Ended 5/31/2020	$13.30	(16.08%)	1.89%	1.89%(f)	(0.11%)	0%	$76
Year Ended 5/31/2019	$15.84	(15.53%)	1.86%	1.86%(f)	0.41%	0%	$124
Year Ended 5/31/2018	$22.03	9.33%	1.82%	1.82%(f)	(0.57%)	0%	$224
Year Ended 5/31/2017	$20.17	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$20.93	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$16.53	16.41%	0.86%(d),(e)	0.86%(d),(e),(f)	(0.73%)(d)	0%	$500
Year Ended 5/31/2020	$14.20	(15.15%)	0.86%	0.86%(f)	1.07%	0%	$66
Year Ended 5/31/2019	$16.91	(14.51%)	0.84%	0.84%(f)	1.35%	0%	$771
Year Ended 5/31/2018	$23.32	10.32%	0.83%	0.83%(f)	0.52%	0%	$4,485
Year Ended 5/31/2017	$21.18	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$21.77	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$16.75	16.32%	0.77%(d),(e)	0.77%(d),(e)	(0.64%)(d)	0%	$14,120
Year Ended 5/31/2020	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$23.59	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$21.41	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$21.98	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	15

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$14.48	(0.05)	2.43	2.38	—	—
Year Ended 5/31/2020	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
Year Ended 5/31/2018	$21.46	0.16	2.08	2.24	(0.04)	(0.04)
Year Ended 5/31/2017	$22.01	0.00(g)	(0.55)	(0.55)	—	—
Year Ended 5/31/2016	$25.72	(0.16)	(3.55)	(3.71)	—	—
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$13.77	(0.09)	2.31	2.22	—	—
Year Ended 5/31/2020	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)
Year Ended 5/31/2018	$20.69	0.00(g)	2.01	2.01	—	—
Year Ended 5/31/2017	$21.35	(0.20)	(0.46)	(0.66)	—	—
Year Ended 5/31/2016	$25.11	(0.32)	(3.44)	(3.76)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. If interest on collateral expense had been excluded, expenses would have been lower by 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2020

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$16.86	16.44%	0.71%(d),(e)	0.71%(d),(e)	(0.56%)(d)	0%	$330,453
Year Ended 5/31/2020	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$23.66	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$21.46	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$22.01	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$15.99	16.21%	1.36%(d),(e)	1.36%(d),(e),(f)	(1.20%)(d)	0%	$461
Year Ended 5/31/2020	$13.77	(15.59%)	1.39%	1.39%(f)	0.38%	0%	$416
Year Ended 5/31/2019	$16.40	(15.08%)	1.36%	1.36%(f)	0.97%	0%	$590
Year Ended 5/31/2018	$22.70	9.86%	1.34%	1.34%(f)	0.07%	0%	$391
Year Ended 5/31/2017	$20.69	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$21.35	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2020	17

Notes to Consolidated Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2020, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	8.31%
Net assets	$29,390,151
Net investment income (loss)	(97,473)
Net realized gain (loss)	40,041,207
Net change in unrealized appreciation (depreciation)	827,727
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
18	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer
Columbia Commodity Strategy Fund | Semiannual Report 2020	19

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the commodities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated
20	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2020:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,939,228*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	9,174,796*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	40,041,208

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	827,726
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	407,317,880

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2020.
Columbia Commodity Strategy Fund | Semiannual Report 2020	21

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
22	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of November 30, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Commodity Strategy Fund | Semiannual Report 2020	23

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,651
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Class A	1.22%
Advisor Class	0.97
Class C	1.97
Institutional Class	0.97
Institutional 2 Class	0.88
Institutional 3 Class	0.82
Class R	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
283,984,000	10,939,000	(9,197,000)	1,742,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(45,442)	—	(45,442)
Columbia Commodity Strategy Fund | Semiannual Report 2020	25

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the six months ended November 30, 2020, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
26	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Commodity Strategy Fund | Semiannual Report 2020	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 88.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Commodity Strategy Fund | Semiannual Report 2020

Notes to Consolidated Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Commodity Strategy Fund | Semiannual Report 2020	29

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund through December 9, 2019. At present, the Subadviser is not providing services to the Fund; however, Columbia Threadneedle has continued to retain the Subadviser and may in the future reallocate Fund assets to them to serve the Fund in a subadvisory capacity.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
30	Columbia Commodity Strategy Fund | Semiannual Report 2020

Approval of Management and Subadvisory
Agreements  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring the Subadviser), noting that no material changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
With respect to the Subadviser, the Board considered the Subadviser’s resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement, including its affiliation with Columbia Threadneedle and the globalization of the entire organization. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the product score of the Fund (taking into account performance relative to peers and benchmarks) and (v) the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle, including accounts subadvised by Columbia Threadneedle, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower
Columbia Commodity Strategy Fund | Semiannual Report 2020	31

Approval of Management and Subadvisory
Agreements  (continued)

than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including JDL’s conclusions/analyses, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
32	Columbia Commodity Strategy Fund | Semiannual Report 2020

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR129_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	8.83	5.53	6.07	6.24
	Including sales charges		3.64	0.44	5.04	5.71
Advisor Class		12/11/06	9.21	6.06	6.30	6.44
Class C	Excluding sales charges	06/26/00	8.56	4.83	5.30	5.48
	Including sales charges		7.56	3.83	5.30	5.48
Institutional Class		09/27/10	8.87	5.71	6.31	6.53
Institutional 2 Class		12/11/06	9.02	5.87	6.42	6.60
Institutional 3 Class*		11/08/12	9.24	6.10	6.43	6.58
Class R		12/11/06	8.58	5.17	5.78	6.00
ICE BofA U.S. Cash Pay High Yield Constrained Index			10.37	6.27	7.43	6.58
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia High Yield Bond Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Corporate Bonds & Notes	93.0
Exchange-Traded Fixed Income Funds	1.0
Foreign Government Obligations	0.2
Money Market Funds	3.6
Senior Loans	2.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2020)
BBB rating	1.6
BB rating	44.1
B rating	39.3
CCC rating	14.9
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.30	1,020.17	5.40	5.22	1.02
Advisor Class	1,000.00	1,000.00	1,092.10	1,021.44	4.08	3.94	0.77
Class C	1,000.00	1,000.00	1,085.60	1,016.42	9.30	8.99	1.76
Institutional Class	1,000.00	1,000.00	1,088.70	1,021.44	4.08	3.94	0.77
Institutional 2 Class	1,000.00	1,000.00	1,090.20	1,021.79	3.71	3.59	0.70
Institutional 3 Class	1,000.00	1,000.00	1,092.40	1,022.05	3.45	3.33	0.65
Class R	1,000.00	1,000.00	1,085.80	1,018.91	6.71	6.50	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 93.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
Bombardier, Inc.(a)
10/15/2022	6.000%	1,632,000	1,550,503
03/15/2025	7.500%	1,575,000	1,358,049
04/15/2027	7.875%	2,507,000	2,136,788
TransDigm, Inc.(a)
12/15/2025	8.000%	2,829,000	3,091,740
03/15/2026	6.250%	13,164,000	13,950,642
TransDigm, Inc.
06/15/2026	6.375%	8,153,000	8,464,201
Total			30,551,923
Airlines 1.3%
Delta Air Lines, Inc.(a)
05/01/2025	7.000%	2,397,000	2,736,156
Delta Air Lines, Inc.
01/15/2026	7.375%	650,000	730,232
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2025	4.500%	2,373,000	2,509,280
10/20/2028	4.750%	5,531,000	5,951,590
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	7,024,858	7,613,649
Total			19,540,907
Automotive 2.8%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	203,000	212,275
Clarios Global LP(a)
05/15/2025	6.750%	1,201,000	1,291,894
Ford Motor Co.
04/21/2023	8.500%	1,063,000	1,191,245
04/22/2025	9.000%	2,305,000	2,799,889
04/22/2030	9.625%	319,000	443,982
Ford Motor Credit Co. LLC
03/18/2021	3.336%	2,473,000	2,479,392
10/12/2021	3.813%	3,720,000	3,765,680
03/18/2024	5.584%	8,288,000	8,911,991
11/01/2024	4.063%	1,261,000	1,310,496
06/16/2025	5.125%	1,781,000	1,921,501
11/13/2025	3.375%	1,644,000	1,659,944
08/17/2027	4.125%	5,119,000	5,279,350
11/13/2030	4.000%	793,000	801,252
IAA Spinco, Inc.(a)
06/15/2027	5.500%	781,000	823,393
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	4,309,000	4,443,243
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	3,526,000	3,795,709
Tenneco, Inc.(a)
01/15/2029	7.875%	943,000	1,039,523
Total			42,170,759
Brokerage/Asset Managers/Exchanges 0.7%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	1,012,000	1,093,979
AG Issuer LLC(a)
03/01/2028	6.250%	985,000	996,300
NFP Corp.(a)
05/15/2025	7.000%	883,000	939,596
08/15/2028	6.875%	7,528,000	7,865,798
Total			10,895,673
Building Materials 1.6%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	6,487,000	6,710,976
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	3,762,000	3,811,730
11/15/2026	4.500%	2,198,000	2,288,809
Core & Main LP(a)
08/15/2025	6.125%	6,145,000	6,334,485
CP Atlas Buyer Inc.(a)
12/01/2028	7.000%	1,822,000	1,885,697
Interface, Inc.(a)
12/01/2028	5.500%	551,000	569,781
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,308,000	1,391,311
Total			22,992,789
Cable and Satellite 7.1%
Cable One, Inc.(a)
11/15/2030	4.000%	1,375,000	1,433,372
CCO Holdings LLC/Capital Corp.(a)
05/01/2026	5.500%	3,194,000	3,326,411
05/01/2027	5.875%	1,954,000	2,039,123
06/01/2029	5.375%	7,548,000	8,248,295
03/01/2030	4.750%	8,258,000	8,763,505
08/15/2030	4.500%	972,000	1,024,070
02/01/2031	4.250%	2,030,000	2,105,401
CSC Holdings LLC(a)
02/01/2029	6.500%	17,222,000	19,284,525
01/15/2030	5.750%	5,186,000	5,614,984
12/01/2030	4.125%	1,315,000	1,359,478
12/01/2030	4.625%	1,408,000	1,440,795
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
07/01/2026	7.750%	16,281,000	18,585,159
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	2,395,000	2,495,127
09/15/2028	6.500%	3,441,000	3,661,111
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%	4,809,000	5,055,867
Virgin Media Finance PLC(a)
07/15/2030	5.000%	5,438,000	5,719,041
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	3,326,000	3,478,108
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,214,000	1,284,446
Ziggo BV(a)
01/15/2027	5.500%	8,398,000	8,781,212
01/15/2030	4.875%	1,451,000	1,531,390
Total			105,231,420
Chemicals 3.6%
Alpha 2 BV(a),(b)
06/01/2023	8.750%	4,000,000	4,033,878
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,515,414
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,667,545
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	2,364,828
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,922,271
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,369,000	4,452,339
HB Fuller Co.
10/15/2028	4.250%	1,314,000	1,351,464
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	406,000	452,005
INEOS Group Holdings SA(a)
08/01/2024	5.625%	2,092,000	2,131,076
Ingevity Corp.(a)
11/01/2028	3.875%	3,545,000	3,612,602
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	2,764,000	3,032,213
Minerals Technologies, Inc.(a)
07/01/2028	5.000%	1,869,000	1,950,201
PQ Corp.(a)
12/15/2025	5.750%	4,343,000	4,468,892
SPCM SA(a)
09/15/2025	4.875%	3,211,000	3,315,209
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	6,755,000	7,233,078
WR Grace & Co.(a)
06/15/2027	4.875%	2,837,000	2,989,271
Total			53,492,286
Construction Machinery 0.8%
H&E Equipment Services, Inc.
09/01/2025	5.625%	2,596,000	2,712,029
H&E Equipment Services, Inc.(a),(c)
12/15/2028	3.875%	4,359,000	4,380,795
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	2,142,870
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,152,331
Total			12,388,025
Consumer Cyclical Services 2.5%
APX Group, Inc.
12/01/2022	7.875%	6,311,000	6,327,069
09/01/2023	7.625%	6,577,000	6,825,135
11/01/2024	8.500%	5,211,000	5,509,576
Arches Buyer, Inc.(a),(c)
06/01/2028	4.250%	1,097,000	1,099,792
12/01/2028	6.125%	654,000	671,456
Expedia Group, Inc.(a)
05/01/2025	6.250%	484,000	552,887
05/01/2025	7.000%	242,000	264,824
08/01/2027	4.625%	2,535,000	2,783,486
Frontdoor, Inc.(a)
08/15/2026	6.750%	1,378,000	1,475,944
Match Group, Inc.(a)
12/15/2027	5.000%	206,000	218,338
06/01/2028	4.625%	1,915,000	2,013,613
Staples, Inc.(a)
04/15/2026	7.500%	2,450,000	2,469,290
04/15/2027	10.750%	750,000	705,166
Uber Technologies, Inc.(a)
05/15/2025	7.500%	3,799,000	4,073,299
01/15/2028	6.250%	1,870,000	1,995,160
Total			36,985,035
Consumer Products 1.7%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,942,000	2,083,229
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	2,966,000	3,234,097
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	3,017,385

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mattel, Inc.
11/01/2041	5.450%	2,614,000	2,768,739
Newell Brands, Inc.
06/01/2025	4.875%	1,034,000	1,141,481
Prestige Brands, Inc.(a)
03/01/2024	6.375%	4,864,000	4,985,528
01/15/2028	5.125%	1,428,000	1,510,910
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	789,000	842,299
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,144,220
Valvoline, Inc.
08/15/2025	4.375%	925,000	955,893
Valvoline, Inc.(a)
02/15/2030	4.250%	2,077,000	2,197,630
Total			24,881,411
Diversified Manufacturing 1.4%
BWX Technologies, Inc.(a)
06/30/2028	4.125%	2,391,000	2,488,821
CFX Escrow Corp.(a)
02/15/2024	6.000%	959,000	998,927
02/15/2026	6.375%	1,151,000	1,234,770
MTS Systems Corp.(a)
08/15/2027	5.750%	792,000	822,649
Resideo Funding, Inc.(a)
11/01/2026	6.125%	5,114,000	5,366,602
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	607,130
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,181,813
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,242,790
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,498,763
06/15/2028	7.250%	2,471,000	2,774,836
Total			20,217,101
Electric 4.1%
Calpine Corp.(a)
06/01/2026	5.250%	2,670,000	2,765,666
02/15/2028	4.500%	3,178,000	3,285,393
Clearway Energy Operating LLC
10/15/2025	5.750%	3,290,000	3,479,180
09/15/2026	5.000%	4,123,000	4,285,298
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	4,449,747
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
11/15/2031	7.375%	521,000	719,321
07/15/2047	4.850%	1,200,000	1,467,013
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,150,000	2,261,792
09/15/2027	4.500%	10,256,000	11,283,630
NRG Energy, Inc.
01/15/2027	6.625%	648,000	683,224
NRG Energy, Inc.(a),(c)
02/15/2029	3.375%	1,930,000	1,970,818
02/15/2031	3.625%	3,865,000	3,998,273
NRG Energy, Inc.(a)
06/15/2029	5.250%	4,667,000	5,096,973
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,236,000	1,323,962
PG&E Corp.
07/01/2028	5.000%	2,275,000	2,429,474
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	2,218,000	2,484,170
01/15/2030	4.750%	2,786,000	3,030,934
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	2,638,000	2,787,789
07/31/2027	5.000%	3,466,000	3,654,785
Total			61,457,442
Environmental 0.8%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,564,575
08/01/2025	3.750%	2,894,000	2,958,858
12/15/2026	5.125%	1,729,000	1,834,046
05/01/2027	8.500%	1,910,000	2,120,234
08/01/2028	4.000%	2,099,000	2,088,680
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	110,000	113,696
Total			11,680,089
Finance Companies 2.4%
Avolon Holdings Funding Ltd.(a)
04/15/2026	4.250%	796,000	824,375
Global Aircraft Leasing Co., Ltd.(a),(b)
09/15/2024	6.500%	2,088,140	1,859,310
Navient Corp.
07/26/2021	6.625%	4,512,000	4,633,437
01/25/2022	7.250%	2,868,000	3,017,293
06/15/2022	6.500%	1,274,000	1,340,414
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	5,252,023

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	3,132,000	3,120,631
03/01/2031	3.875%	5,224,000	5,291,960
SLM Corp.
10/29/2025	4.200%	1,747,000	1,834,256
Springleaf Finance Corp.
03/15/2023	5.625%	4,612,000	4,909,650
03/15/2024	6.125%	3,276,000	3,549,265
Total			35,632,614
Food and Beverage 3.6%
Aramark Services, Inc.(a)
05/01/2025	6.375%	1,025,000	1,091,881
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	1,108,000	1,142,759
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	7,747,000	7,872,874
Kraft Heinz Foods Co. (The)(a)
05/15/2027	3.875%	3,665,000	3,965,808
10/01/2049	4.875%	2,778,000	3,131,098
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	2,952,000	3,388,429
07/15/2045	5.200%	1,764,000	2,078,086
06/01/2046	4.375%	4,406,000	4,699,608
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	2,144,789
11/01/2026	4.875%	2,498,000	2,599,868
Performance Food Group, Inc.(a)
05/01/2025	6.875%	733,000	787,400
10/15/2027	5.500%	1,397,000	1,487,383
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	2,942,000	3,019,881
09/30/2027	5.875%	2,590,000	2,789,045
Post Holdings, Inc.(a)
08/15/2026	5.000%	1,169,000	1,211,921
03/01/2027	5.750%	6,972,000	7,363,709
04/15/2030	4.625%	3,905,000	4,077,989
Total			52,852,528
Gaming 4.1%
Boyd Gaming Corp.(a)
06/01/2025	8.625%	995,000	1,103,683
Boyd Gaming Corp.
12/01/2027	4.750%	2,868,000	2,906,860
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	3,593,000	3,606,029
CCM Merger, Inc.(a)
05/01/2026	6.375%	2,305,000	2,408,280
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	1,023,000	1,082,249
07/01/2025	6.250%	4,258,000	4,529,662
07/01/2027	8.125%	3,346,000	3,678,166
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	125,000	135,105
International Game Technology PLC(a)
02/15/2022	6.250%	3,280,000	3,374,023
02/15/2025	6.500%	2,515,000	2,775,240
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,280,135
02/01/2027	5.750%	1,906,000	2,127,270
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
06/15/2025	4.625%	3,784,000	3,990,274
Scientific Games International, Inc.(a)
10/15/2025	5.000%	5,966,000	6,132,269
03/15/2026	8.250%	4,812,000	5,158,668
05/15/2028	7.000%	1,702,000	1,772,698
11/15/2029	7.250%	3,421,000	3,634,375
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	2,382,000	2,470,900
02/15/2027	3.750%	1,255,000	1,281,258
12/01/2029	4.625%	1,908,000	2,033,859
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	3,017,000	3,077,392
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	655,000	705,385
Total			60,263,780
Health Care 5.0%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	1,690,000	1,700,315
03/01/2024	6.500%	861,000	883,184
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	639,950
04/15/2029	5.000%	829,000	876,518
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,551,624
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	6,253,000	6,354,765
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,777,703
05/01/2028	4.250%	1,072,000	1,127,258
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	4,192,000	4,278,059
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	3,265,000	3,323,856
03/15/2026	8.000%	1,718,000	1,803,805

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Encompass Health Corp.
02/01/2028	4.500%	917,000	959,972
02/01/2030	4.750%	917,000	976,505
04/01/2031	4.625%	404,000	430,840
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,794,593
09/01/2028	5.625%	5,109,000	5,990,048
02/01/2029	5.875%	2,357,000	2,818,372
09/01/2030	3.500%	4,955,000	5,133,258
Ortho-Clinical Diagnostics, Inc./SA(a)
06/01/2025	7.375%	699,000	749,613
02/01/2028	7.250%	889,000	947,893
Select Medical Corp.(a)
08/15/2026	6.250%	4,339,000	4,629,629
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	454,000	463,286
04/15/2027	10.000%	1,649,000	1,805,523
Syneos Health, Inc.(a)
01/15/2029	3.625%	1,134,000	1,141,953
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	3,325,750
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	1,002,733
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	1,638,000	1,793,106
02/01/2027	6.250%	2,829,000	2,969,372
11/01/2027	5.125%	2,798,000	2,932,349
06/15/2028	4.625%	951,000	982,705
10/01/2028	6.125%	6,513,000	6,618,338
Total			74,782,875
Healthcare Insurance 0.8%
Centene Corp.
12/15/2029	4.625%	1,241,000	1,362,390
02/15/2030	3.375%	4,226,000	4,434,594
10/15/2030	3.000%	5,217,000	5,490,821
Total			11,287,805
Home Construction 0.9%
Meritage Homes Corp.
04/01/2022	7.000%	2,106,000	2,232,952
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	1,563,000	1,618,057
04/01/2029	4.750%	513,000	534,088
Taylor Morrison Communities, Inc.(a)
08/01/2030	5.125%	1,201,000	1,337,160
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,429,272
03/01/2024	5.625%	2,745,000	2,939,800
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc.
06/15/2028	5.700%	666,000	756,895
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,480,000	1,614,979
Total			13,463,203
Independent Energy 7.1%
Apache Corp.
11/15/2025	4.625%	1,771,000	1,841,617
11/15/2027	4.875%	2,362,000	2,467,377
01/15/2030	4.250%	1,554,000	1,553,856
02/01/2042	5.250%	755,000	782,282
04/15/2043	4.750%	355,000	354,014
01/15/2044	4.250%	539,000	527,044
Callon Petroleum Co.
10/01/2024	6.125%	1,724,000	692,539
07/01/2026	6.375%	8,861,000	3,049,204
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	474,000	227,052
CNX Resources Corp.(a)
03/14/2027	7.250%	3,519,000	3,720,815
01/15/2029	6.000%	871,000	880,139
Comstock Resources, Inc.
08/15/2026	9.750%	739,000	781,237
08/15/2026	9.750%	653,000	689,712
Continental Resources, Inc.
01/15/2028	4.375%	782,000	778,615
Continental Resources, Inc.(a)
01/15/2031	5.750%	1,378,000	1,476,417
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	5,260,000	5,351,192
Double Eagle III Midco 1 LLC/Finance Corp.(a),(c)
12/15/2025	7.750%	4,417,000	4,540,853
Encana Corp.
08/15/2034	6.500%	134,000	143,770
Endeavor Energy Resources LP/Finance, Inc.(a)
07/15/2025	6.625%	1,051,000	1,123,456
01/30/2028	5.750%	3,823,000	4,071,970
EQT Corp.
10/01/2027	3.900%	3,564,000	3,530,202
01/15/2029	5.000%	1,846,000	1,951,521
EQT Corp.(d)
02/01/2030	8.750%	2,547,000	3,221,955
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	3,358,000	3,281,087
11/01/2028	6.250%	2,754,000	2,727,318
Matador Resources Co.
09/15/2026	5.875%	8,087,000	6,886,576

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Newfield Exploration Co.
07/01/2024	5.625%	239,000	253,422
01/01/2026	5.375%	2,025,000	2,119,842
Occidental Petroleum Corp.
08/15/2022	2.700%	755,000	742,964
08/15/2024	2.900%	9,537,000	8,889,304
04/15/2026	3.400%	4,798,000	4,318,090
08/15/2026	3.200%	1,119,000	989,741
08/15/2029	3.500%	2,453,000	2,145,766
09/01/2030	6.625%	5,657,000	5,908,141
04/15/2046	4.400%	7,471,000	6,276,101
08/15/2049	4.400%	996,000	814,393
Ovintiv, Inc.
11/01/2031	7.200%	305,000	339,674
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	2,056,000	2,214,130
02/15/2028	4.125%	2,605,000	2,744,242
QEP Resources, Inc.
03/01/2026	5.625%	2,949,000	2,117,366
SM Energy Co.
06/01/2025	5.625%	1,555,000	901,601
09/15/2026	6.750%	4,953,000	2,730,304
01/15/2027	6.625%	2,981,000	1,635,309
WPX Energy, Inc.
01/15/2030	4.500%	3,557,000	3,703,639
Total			105,495,849
Integrated Energy 0.4%
Cenovus Energy, Inc.
07/15/2025	5.375%	1,477,000	1,625,660
04/15/2027	4.250%	1,785,000	1,892,648
11/15/2039	6.750%	1,455,000	1,730,085
Total			5,248,393
Leisure 1.9%
Carnival Corp.(a)
03/01/2026	7.625%	1,606,000	1,699,746
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	1,573,000	1,576,021
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	2,127,000	2,228,842
10/01/2028	6.500%	1,198,000	1,267,590
Cinemark USA, Inc.
06/01/2023	4.875%	4,921,000	4,654,772
Cinemark USA, Inc.(a)
05/01/2025	8.750%	2,917,000	3,150,349
Live Nation Entertainment, Inc.(a)
05/15/2027	6.500%	1,270,000	1,405,606
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.
11/15/2022	5.250%	2,455,000	2,426,890
03/15/2028	3.700%	2,155,000	1,903,930
Royal Caribbean Cruises Ltd.(a)
06/15/2023	9.125%	2,942,000	3,183,129
Silversea Cruise Finance Ltd.(a)
02/01/2025	7.250%	1,461,000	1,499,714
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,971,000	1,960,650
Viking Cruises Ltd.(a)
05/15/2025	13.000%	659,000	773,958
VOC Escrow Ltd.(a)
02/15/2028	5.000%	742,000	718,095
Total			28,449,292
Lodging 0.4%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,404,308
05/01/2028	5.750%	1,462,000	1,579,555
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	280,000	282,203
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	2,624,000	2,687,761
Total			5,953,827
Media and Entertainment 3.8%
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	4,350,353
Clear Channel Worldwide Holdings, Inc.
02/15/2024	9.250%	3,267,000	3,267,819
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	4,501,460
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	1,491,000	1,155,245
08/15/2027	6.625%	711,000	407,772
iHeartCommunications, Inc.
05/01/2026	6.375%	2,103,583	2,229,311
05/01/2027	8.375%	7,376,817	7,836,985
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	1,118,000	1,148,407
01/15/2028	4.750%	2,513,000	2,541,998
Lamar Media Corp.
02/15/2028	3.750%	1,379,000	1,392,790
01/15/2029	4.875%	1,632,000	1,727,075
Netflix, Inc.
11/15/2028	5.875%	5,821,000	7,031,519
05/15/2029	6.375%	452,000	567,495

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a)
11/15/2029	5.375%	2,472,000	2,950,599
06/15/2030	4.875%	3,253,000	3,768,113
Nexstar Broadcasting, Inc.(a)
11/01/2028	4.750%	1,378,000	1,419,069
Nielsen Finance LLC/Co.(a)
10/01/2028	5.625%	1,916,000	2,043,216
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,042,000	1,066,497
03/15/2030	4.625%	3,721,000	3,700,203
TEGNA, Inc.(a)
03/15/2026	4.750%	1,010,000	1,072,129
Twitter, Inc.(a)
12/15/2027	3.875%	2,120,000	2,215,464
Total			56,393,519
Metals and Mining 4.3%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,165,000	2,242,280
09/30/2026	7.000%	1,675,000	1,794,456
Constellium NV(a)
03/01/2025	6.625%	3,870,000	3,995,703
02/15/2026	5.875%	9,260,000	9,523,039
Constellium SE(a)
06/15/2028	5.625%	1,300,000	1,397,363
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,692,000	4,118,272
08/01/2030	4.625%	3,358,000	3,732,359
03/15/2043	5.450%	9,673,000	12,051,998
Hudbay Minerals, Inc.(a)
01/15/2025	7.625%	3,333,000	3,474,655
04/01/2029	6.125%	7,120,000	7,655,962
Novelis Corp.(a)
09/30/2026	5.875%	9,483,000	9,945,423
01/30/2030	4.750%	4,257,000	4,516,005
Total			64,447,515
Midstream 5.6%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,539,000	2,649,926
Cheniere Energy, Inc.(a)
10/15/2028	4.625%	3,343,000	3,463,864
DCP Midstream Operating LP
04/01/2044	5.600%	6,182,000	5,766,749
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,675,534
EQM Midstream Partners LP(a)
07/01/2025	6.000%	1,590,000	1,695,888
07/01/2027	6.500%	1,517,000	1,672,756
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	396,000	367,683
02/01/2028	7.750%	1,684,000	1,556,517
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	3,523,000	3,465,699
NuStar Logistics LP
10/01/2025	5.750%	1,639,000	1,722,606
06/01/2026	6.000%	1,704,000	1,798,151
04/28/2027	5.625%	5,741,000	5,933,018
Rockies Express Pipeline LLC(a)
05/15/2025	3.600%	4,132,000	4,249,643
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	3,900,000	3,758,267
Sunoco LP/Finance Corp.
02/15/2026	5.500%	5,676,000	5,892,818
Sunoco LP/Finance Corp.(a)
05/15/2029	4.500%	927,000	955,562
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	806,000	795,024
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	964,000	1,008,403
01/15/2028	5.000%	8,057,000	8,454,454
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	6,463,000	7,028,779
02/01/2031	4.875%	2,446,000	2,601,309
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,106,000	5,203,909
Western Midstream Operating LP
02/01/2025	3.100%	7,101,000	7,084,096
Western Midstream Operating LP(d)
02/01/2030	5.050%	2,152,000	2,298,350
Total			83,099,005
Oil Field Services 0.8%
Apergy Corp.
05/01/2026	6.375%	2,325,000	2,321,445
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	2,708,000	2,796,078
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,604,000	849,936
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	7,367,306	5,746,499
Total			11,713,958
Other Industry 0.2%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%	1,588,000	1,645,204

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hillenbrand, Inc.
06/15/2025	5.750%	649,000	698,672
Total			2,343,876
Other REIT 0.9%
Hospitality Properties Trust
03/15/2024	4.650%	1,517,000	1,469,294
Ladder Capital Finance Holdings LLLP/Corp.(a)
03/15/2022	5.250%	2,085,000	2,071,388
10/01/2025	5.250%	5,662,000	5,449,122
02/01/2027	4.250%	291,000	269,483
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	2,852,000	3,005,075
Service Properties Trust
10/01/2024	4.350%	704,000	674,106
Total			12,938,468
Packaging 1.7%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,412,203
08/15/2026	4.125%	2,762,000	2,870,473
08/15/2027	5.250%	2,724,000	2,847,686
08/15/2027	5.250%	1,107,000	1,159,458
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,088,000	1,153,295
Berry Global, Inc.
07/15/2023	5.125%	2,182,000	2,219,517
BWAY Holding Co.(a)
04/15/2024	5.500%	3,523,000	3,579,314
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,582,000	1,612,303
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,750,000	2,901,083
Novolex(a)
01/15/2025	6.875%	1,763,000	1,792,837
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,625,000	2,756,250
Total			25,304,419
Pharmaceuticals 3.0%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	330,000	339,979
04/15/2025	6.125%	5,575,000	5,735,872
12/15/2025	9.000%	2,881,000	3,164,767
04/01/2026	9.250%	4,619,000	5,122,748
01/31/2027	8.500%	4,595,000	5,063,236
01/30/2028	5.000%	1,926,000	1,927,760
02/15/2029	6.250%	3,397,000	3,599,770
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a),(c)
02/15/2029	5.000%	1,159,000	1,167,066
02/15/2031	5.250%	1,688,000	1,705,834
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	3,137,939
07/15/2027	5.000%	727,000	766,935
Emergent BioSolutions, Inc.(a)
08/15/2028	3.875%	680,000	689,748
Endo Dac/Finance LLC/Finco, Inc.(a)
07/31/2027	9.500%	1,999,000	2,201,004
06/30/2028	6.000%	2,753,000	2,191,569
Jaguar Holding Co. II/PPD Development LP(a)
06/15/2025	4.625%	1,303,000	1,364,590
06/15/2028	5.000%	1,197,000	1,278,699
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	4,556,000	4,920,320
Total			44,377,836
Property & Casualty 1.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,402,000	2,447,101
10/15/2027	6.750%	5,380,000	5,768,241
HUB International Ltd.(a)
05/01/2026	7.000%	5,080,000	5,297,118
MGIC Investment Corp.
08/15/2028	5.250%	460,000	490,019
Radian Group, Inc.
03/15/2025	6.625%	179,000	199,222
03/15/2027	4.875%	1,061,000	1,125,741
USI, Inc.(a)
05/01/2025	6.875%	1,503,000	1,543,601
Total			16,871,043
Restaurants 1.1%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,420,007
IRB Holding Corp.(a)
06/15/2025	7.000%	2,261,000	2,470,581
02/15/2026	6.750%	6,967,000	7,208,555
Yum! Brands, Inc.(a)
04/01/2025	7.750%	436,000	482,728
Yum! Brands, Inc.
03/15/2031	3.625%	3,909,000	3,909,232
Total			16,491,103
Retailers 1.2%
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	475,000	504,389

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.(a)
07/01/2025	6.875%	1,646,000	1,776,224
07/01/2025	9.375%	667,000	813,144
10/01/2030	6.625%	996,000	1,092,244
L Brands, Inc.
02/01/2028	5.250%	1,472,000	1,526,457
06/15/2029	7.500%	848,000	935,054
11/01/2035	6.875%	2,352,000	2,558,911
Michaels Stores, Inc.(a)
07/15/2027	8.000%	386,000	399,558
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	870,498
PetSmart, Inc.(a)
03/15/2023	7.125%	4,902,000	4,839,492
06/01/2025	5.875%	2,582,000	2,621,257
Total			17,937,228
Supermarkets 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC
03/15/2025	5.750%	1,823,000	1,885,496
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,874,000	2,102,862
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	2,265,000	2,283,574
01/15/2027	4.625%	3,021,000	3,181,318
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	795,016
Total			10,248,266
Technology 6.2%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,873,000	2,965,069
08/01/2025	6.875%	2,691,000	2,776,437
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	788,000	843,404
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	4,002,000	4,062,875
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	969,527
03/01/2026	9.125%	546,000	587,251
BY Crown Parent LLC/Bond Finance, Inc.(a)
01/31/2026	4.250%	884,000	908,374
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,257,368
CDK Global, Inc.
06/01/2027	4.875%	2,037,000	2,145,876
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,491,000	3,581,169
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
07/01/2028	4.500%	2,740,000	2,890,700
10/01/2030	3.750%	2,741,000	2,850,975
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/U.S. Holdings I LLC(a)
11/30/2024	10.000%	3,340,000	3,507,000
Iron Mountain, Inc.(a)
07/15/2030	5.250%	3,390,000	3,602,795
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	4,711,000	4,878,306
Microchip Technology, Inc.(a)
09/01/2025	4.250%	2,608,000	2,734,753
NCR Corp.(a)
04/15/2025	8.125%	1,870,000	2,086,580
10/01/2028	5.000%	4,842,000	5,018,293
Plantronics, Inc.(a)
05/31/2023	5.500%	10,430,000	10,457,093
PTC, Inc.(a)
02/15/2025	3.625%	723,000	740,172
02/15/2028	4.000%	1,043,000	1,085,795
QualityTech LP/QTS Finance Corp.(a)
10/01/2028	3.875%	4,492,000	4,564,151
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	361,000	386,301
11/15/2026	8.250%	5,686,000	6,198,644
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	696,000	813,469
09/01/2025	7.375%	3,208,000	3,455,131
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	2,630,000	2,731,142
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	2,016,000	2,099,301
Switch Ltd.(a)
09/15/2028	3.750%	938,000	952,225
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,538,489
06/01/2025	6.750%	2,961,000	3,038,562
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,879,746
Total			91,606,973
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	1,409,000	1,397,241
Hertz Corp. (The)(a),(e)
01/15/2028	0.000%	2,601,000	1,164,471

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
XPO Logistics, Inc.(a)
06/15/2022	6.500%	2,314,000	2,321,920
Total			4,883,632
Wireless 3.8%
Altice France Holding SA(a)
05/15/2027	10.500%	4,123,000	4,648,378
02/15/2028	6.000%	2,238,000	2,270,698
Altice France SA(a)
02/01/2027	8.125%	3,670,000	4,048,344
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	11,186,412
Sprint Capital Corp.
11/15/2028	6.875%	8,231,000	10,687,482
Sprint Corp.
03/01/2026	7.625%	5,016,000	6,234,280
T-Mobile USA, Inc.
01/15/2026	6.500%	6,824,000	7,088,786
02/01/2026	4.500%	2,703,000	2,775,545
02/01/2028	4.750%	3,381,000	3,632,039
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	3,595,000	3,696,832
Total			56,268,796
Wirelines 1.7%
Cablevision Lightpath LLC(a)
09/15/2027	3.875%	1,065,000	1,076,055
09/15/2028	5.625%	1,001,000	1,049,054
CenturyLink, Inc.
04/01/2024	7.500%	7,238,000	8,104,415
CenturyLink, Inc.(a)
12/15/2026	5.125%	3,266,000	3,410,580
02/15/2027	4.000%	1,570,000	1,623,755
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	4,254,000	4,238,477
03/01/2028	6.125%	3,961,000	4,171,840
Telecom Italia Capital SA
09/30/2034	6.000%	1,454,000	1,735,322
Total			25,409,498
Total Corporate Bonds & Notes (Cost $1,328,327,911)			1,386,250,161
Exchange-Traded Fixed Income Funds 1.0%
	Shares	Value ($)
High Yield 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	175,000	15,106,000
Total Exchange-Traded Fixed Income Funds (Cost $14,542,443)		15,106,000

Foreign Government Obligations(f) 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.2%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	3,114,000	3,245,726
Total Foreign Government Obligations (Cost $3,192,110)			3,245,726

Senior Loans 2.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.650%	3,137,368	3,115,156
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	7.900%	3,441,442	3,389,820
Total			6,504,976
Food and Beverage 0.2%
BellRing Brands LLC(g),(h)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	2,499,613	2,505,862
Froneri International Ltd.(g),(h)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.896%	567,000	563,456
Total			3,069,318
Health Care 0.3%
Surgery Center Holdings, Inc.(g),(h),(i)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/03/2024	4.250%	4,968,080	4,859,825

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.1%
Endo Finance Co. I SARL(g),(h)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	1,518,000	1,470,562
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(g),(h)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	4,541,136	4,457,534
Technology 0.8%
Applied Systems, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	4.000%	1,752,315	1,744,956
Ascend Learning LLC(g),(h)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	1,474,186	1,452,442
Epicore Software Corp.(g),(h)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	8.750%	1,039,000	1,066,928
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Informatica LLC(g)
2nd Lien Term Loan
02/25/2025	7.125%	3,665,000	3,718,839
Project Alpha Intermediate Holding, Inc.(g),(h)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.480%	2,515,782	2,471,755
Ultimate Software Group, Inc. (The)(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.896%	1,873,080	1,860,437
Total			12,315,357
Total Senior Loans (Cost $32,607,100)			32,677,572

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(j),(k)	53,857,654	53,852,268
Total Money Market Funds (Cost $53,858,255)		53,852,268
Total Investments in Securities (Cost: $1,432,527,819)		1,491,131,727
Other Assets & Liabilities, Net		(7,814,074)
Net Assets		1,483,317,653

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $942,673,661, which represents 63.55% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2020.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2020, the total value of these securities amounted to $1,164,471, which represents 0.08% of total net assets.
(f)	Principal and interest may not be guaranteed by a governmental entity.
(g)	The stated interest rate represents the weighted average interest rate at November 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of November 30, 2020.
(i)	Represents a security purchased on a forward commitment basis.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	61,158,038	293,035,049	(300,341,212)	393	53,852,268	(8,399)	38,760	53,857,654
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,386,250,161	—	1,386,250,161
Exchange-Traded Fixed Income Funds	15,106,000	—	—	15,106,000
Foreign Government Obligations	—	3,245,726	—	3,245,726
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Senior Loans	—	32,677,572	—	32,677,572
Money Market Funds	53,852,268	—	—	53,852,268
Total Investments in Securities	68,958,268	1,422,173,459	—	1,491,131,727
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,378,669,564)	$1,437,279,459
Affiliated issuers (cost $53,858,255)	53,852,268
Cash	43,419
Receivable for:
Investments sold	272,765
Investments sold on a delayed delivery basis	184,830
Capital shares sold	6,624,886
Dividends	5,061
Interest	19,710,027
Foreign tax reclaims	2,478
Expense reimbursement due from Investment Manager	4,523
Prepaid expenses	5,419
Trustees’ deferred compensation plan	1,385
Other assets	28,886
Total assets	1,518,015,406
Liabilities
Payable for:
Investments purchased	2,513,801
Investments purchased on a delayed delivery basis	21,962,900
Capital shares purchased	4,023,387
Distributions to shareholders	5,786,427
Management services fees	76,504
Distribution and/or service fees	15,729
Transfer agent fees	131,061
Compensation of board members	145,067
Compensation of chief compliance officer	162
Other expenses	41,330
Trustees’ deferred compensation plan	1,385
Total liabilities	34,697,753
Net assets applicable to outstanding capital stock	$1,483,317,653
Represented by
Paid in capital	1,464,140,639
Total distributable earnings (loss)	19,177,014
Total - representing net assets applicable to outstanding capital stock	$1,483,317,653
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	19

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$636,590,741
Shares outstanding	53,503,282
Net asset value per share	$11.90
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.49
Advisor Class
Net assets	$101,070,912
Shares outstanding	8,446,291
Net asset value per share	$11.97
Class C
Net assets	$25,975,269
Shares outstanding	2,196,424
Net asset value per share	$11.83
Institutional Class
Net assets	$192,260,022
Shares outstanding	16,171,721
Net asset value per share	$11.89
Institutional 2 Class
Net assets	$101,178,221
Shares outstanding	8,534,079
Net asset value per share	$11.86
Institutional 3 Class
Net assets	$412,171,686
Shares outstanding	34,701,736
Net asset value per share	$11.88
Class R
Net assets	$14,070,802
Shares outstanding	1,179,044
Net asset value per share	$11.93
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$278,931
Dividends — affiliated issuers	38,760
Interest	40,304,386
Interfund lending	156
Total income	40,622,233
Expenses:
Management services fees	4,559,654
Distribution and/or service fees
Class A	789,826
Class C	134,124
Class R	35,270
Transfer agent fees
Class A	403,756
Advisor Class	65,244
Class C	17,146
Institutional Class	120,312
Institutional 2 Class	27,131
Institutional 3 Class	14,228
Class R	9,016
Compensation of board members	28,675
Custodian fees	10,965
Printing and postage fees	47,757
Registration fees	72,570
Audit fees	20,075
Legal fees	11,905
Compensation of chief compliance officer	162
Other	15,394
Total expenses	6,383,210
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(137,527)
Expense reduction	(1,745)
Total net expenses	6,243,938
Net investment income	34,378,295
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,989,860
Investments — affiliated issuers	(8,399)
Net realized gain	1,981,461
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	86,066,845
Investments — affiliated issuers	393
Net change in unrealized appreciation (depreciation)	86,067,238
Net realized and unrealized gain	88,048,699
Net increase in net assets resulting from operations	$122,426,994
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$34,378,295	$71,204,961
Net realized gain (loss)	1,981,461	(5,204,329)
Net change in unrealized appreciation (depreciation)	86,067,238	(19,182,857)
Net increase in net assets resulting from operations	122,426,994	46,817,775
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,009,656)	(33,176,464)
Advisor Class	(2,551,334)	(4,988,087)
Class C	(537,237)	(1,245,738)
Institutional Class	(4,709,389)	(9,036,268)
Institutional 2 Class	(2,298,297)	(4,192,698)
Institutional 3 Class	(9,989,524)	(18,759,219)
Class R	(317,474)	(832,937)
Total distributions to shareholders	(35,412,911)	(72,231,411)
Increase (decrease) in net assets from capital stock activity	49,082,160	(98,548,727)
Total increase (decrease) in net assets	136,096,243	(123,962,363)
Net assets at beginning of period	1,347,221,410	1,471,183,773
Net assets at end of period	$1,483,317,653	$1,347,221,410
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,190,717	60,268,519	11,326,165	130,695,026
Distributions reinvested	1,250,350	14,484,656	2,770,327	32,013,534
Redemptions	(8,061,191)	(93,469,636)	(19,498,614)	(224,162,581)
Net decrease	(1,620,124)	(18,716,461)	(5,402,122)	(61,454,021)
Advisor Class
Subscriptions	1,380,079	16,094,520	3,540,362	41,361,342
Distributions reinvested	216,710	2,523,443	425,525	4,933,242
Redemptions	(1,901,640)	(22,201,208)	(2,917,909)	(33,384,045)
Net increase (decrease)	(304,851)	(3,583,245)	1,047,978	12,910,539
Class C
Subscriptions	165,114	1,900,299	283,564	3,214,242
Distributions reinvested	44,650	514,077	103,091	1,185,083
Redemptions	(397,980)	(4,589,490)	(1,002,261)	(11,497,566)
Net decrease	(188,216)	(2,175,114)	(615,606)	(7,098,241)
Institutional Class
Subscriptions	3,884,507	44,855,570	7,987,677	88,646,660
Distributions reinvested	383,007	4,430,964	728,857	8,417,927
Redemptions	(3,430,312)	(39,876,499)	(8,623,208)	(96,653,041)
Net increase	837,202	9,410,035	93,326	411,546
Institutional 2 Class
Subscriptions	4,221,808	48,898,894	11,568,108	132,577,910
Distributions reinvested	198,425	2,292,493	357,363	4,134,529
Redemptions	(4,481,810)	(51,212,362)	(10,159,041)	(118,005,485)
Net increase (decrease)	(61,577)	(20,975)	1,766,430	18,706,954
Institutional 3 Class
Subscriptions	6,359,846	72,212,202	8,329,019	92,033,019
Distributions reinvested	797,428	9,228,068	1,480,160	17,077,934
Redemptions	(1,435,094)	(16,559,420)	(14,599,656)	(166,668,967)
Net increase (decrease)	5,722,180	64,880,850	(4,790,477)	(57,558,014)
Class R
Subscriptions	135,263	1,572,557	406,385	4,747,696
Distributions reinvested	25,160	292,236	62,562	724,466
Redemptions	(222,077)	(2,577,723)	(886,321)	(9,939,652)
Net decrease	(61,654)	(712,930)	(417,374)	(4,467,490)
Total net increase (decrease)	4,322,960	49,082,160	(8,317,845)	(98,548,727)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.19	0.27	0.72	0.99	(0.28)	(0.28)
Year Ended 5/31/2020	$11.44	0.56	(0.25)	0.31	(0.56)	(0.56)
Year Ended 5/31/2019	$11.39	0.56	0.05	0.61	(0.56)	(0.56)
Year Ended 5/31/2018	$11.92	0.56	(0.57)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.38	0.56	0.54	1.10	(0.56)	(0.56)
Year Ended 5/31/2016	$11.97	0.56	(0.59)	(0.03)	(0.56)	(0.56)
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.26	0.29	0.71	1.00	(0.29)	(0.29)
Year Ended 5/31/2020	$11.50	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.46	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.99	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.45	0.60	0.54	1.14	(0.60)	(0.60)
Year Ended 5/31/2016	$12.04	0.60	(0.59)	0.01	(0.60)	(0.60)
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.13	0.22	0.71	0.93	(0.23)	(0.23)
Year Ended 5/31/2020	$11.36	0.48	(0.23)	0.25	(0.48)	(0.48)
Year Ended 5/31/2019	$11.32	0.48	0.04	0.52	(0.48)	(0.48)
Year Ended 5/31/2018	$11.84	0.44	(0.52)	(0.08)	(0.44)	(0.44)
Year Ended 5/31/2017	$11.30	0.48	0.54	1.02	(0.48)	(0.48)
Year Ended 5/31/2016	$11.89	0.48	(0.59)	(0.11)	(0.48)	(0.48)
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.19	0.28	0.71	0.99	(0.29)	(0.29)
Year Ended 5/31/2020	$11.43	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.38	0.60	0.05	0.65	(0.60)	(0.60)
Year Ended 5/31/2018	$11.91	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.36	0.60	0.55	1.15	(0.60)	(0.60)
Year Ended 5/31/2016	$11.96	0.60	(0.60)	0.00(f)	(0.60)	(0.60)
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.16	0.29	0.71	1.00	(0.30)	(0.30)
Year Ended 5/31/2020	$11.39	0.60	(0.23)	0.37	(0.60)	(0.60)
Year Ended 5/31/2019	$11.35	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.88	0.56	(0.53)	0.03	(0.56)	(0.56)
Year Ended 5/31/2017	$11.35	0.60	0.53	1.13	(0.60)	(0.60)
Year Ended 5/31/2016	$11.93	0.60	(0.58)	0.02	(0.60)	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.90	8.83%	1.04%(d)	1.02%(d),(e)	4.60%(d)	29%	$636,591
Year Ended 5/31/2020	$11.19	2.82%	1.04%	1.03%(e)	4.86%	59%	$617,031
Year Ended 5/31/2019	$11.44	5.47%	1.04%	1.04%(e)	4.93%	41%	$692,138
Year Ended 5/31/2018	$11.39	0.10%	1.03%	1.03%(e)	4.60%	49%	$778,978
Year Ended 5/31/2017	$11.92	10.08%	1.03%	1.03%(e)	4.77%	60%	$929,057
Year Ended 5/31/2016	$11.38	(0.21%)	1.06%	1.06%(e)	4.88%	51%	$1,178,208
Advisor Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.97	9.21%	0.79%(d)	0.77%(d),(e)	4.85%(d)	29%	$101,071
Year Ended 5/31/2020	$11.26	3.08%	0.79%	0.78%(e)	5.11%	59%	$98,512
Year Ended 5/31/2019	$11.50	5.36%	0.79%	0.79%(e)	5.17%	41%	$88,582
Year Ended 5/31/2018	$11.46	0.37%	0.78%	0.78%(e)	4.89%	49%	$112,377
Year Ended 5/31/2017	$11.99	10.32%	0.79%	0.79%(e)	5.04%	60%	$68,934
Year Ended 5/31/2016	$11.45	0.07%	0.81%	0.81%(e)	5.11%	51%	$29,969
Class C(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.83	8.56%	1.78%(d)	1.76%(d),(e)	3.85%(d)	29%	$25,975
Year Ended 5/31/2020	$11.13	2.03%	1.79%	1.78%(e)	4.12%	59%	$26,532
Year Ended 5/31/2019	$11.36	4.68%	1.79%	1.79%(e)	4.17%	41%	$34,097
Year Ended 5/31/2018	$11.32	(0.68%)	1.78%	1.78%(e)	3.85%	49%	$65,568
Year Ended 5/31/2017	$11.84	8.91%	1.78%	1.78%(e)	4.02%	60%	$84,315
Year Ended 5/31/2016	$11.30	(0.64%)	1.82%	1.82%(e)	4.12%	51%	$82,543
Institutional Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.89	8.87%	0.79%(d)	0.77%(d),(e)	4.85%(d)	29%	$192,260
Year Ended 5/31/2020	$11.19	3.07%	0.79%	0.78%(e)	5.11%	59%	$171,521
Year Ended 5/31/2019	$11.43	5.73%	0.79%	0.79%(e)	5.17%	41%	$174,135
Year Ended 5/31/2018	$11.38	0.35%	0.78%	0.78%(e)	4.84%	49%	$242,148
Year Ended 5/31/2017	$11.91	10.36%	0.79%	0.79%(e)	5.04%	60%	$395,530
Year Ended 5/31/2016	$11.36	0.04%	0.81%	0.81%(e)	5.12%	51%	$227,058
Institutional 2 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.86	9.02%	0.72%(d)	0.70%(d)	4.92%(d)	29%	$101,178
Year Ended 5/31/2020	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$11.35	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$11.88	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$11.35	0.48%	0.71%	0.71%	5.18%	51%	$173,794
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.17	0.29	0.72	1.01	(0.30)	(0.30)
Year Ended 5/31/2020	$11.41	0.60	(0.24)	0.36	(0.60)	(0.60)
Year Ended 5/31/2019	$11.37	0.60	0.04	0.64	(0.60)	(0.60)
Year Ended 5/31/2018	$11.90	0.60	(0.53)	0.07	(0.60)	(0.60)
Year Ended 5/31/2017	$11.34	0.60	0.56	1.16	(0.60)	(0.60)
Year Ended 5/31/2016	$11.94	0.60	(0.60)	0.00(f)	(0.60)	(0.60)
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.23	0.26	0.70	0.96	(0.26)	(0.26)
Year Ended 5/31/2020	$11.47	0.52	(0.24)	0.28	(0.52)	(0.52)
Year Ended 5/31/2019	$11.43	0.52	0.04	0.56	(0.52)	(0.52)
Year Ended 5/31/2018	$11.96	0.52	(0.53)	(0.01)	(0.52)	(0.52)
Year Ended 5/31/2017	$11.41	0.52	0.55	1.07	(0.52)	(0.52)
Year Ended 5/31/2016	$12.01	0.52	(0.60)	(0.08)	(0.52)	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.88	9.24%	0.67%(d)	0.65%(d)	4.97%(d)	29%	$412,172
Year Ended 5/31/2020	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$11.37	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$11.90	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$11.34	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Class R(c)
Six Months Ended 11/30/2020 (Unaudited)	$11.93	8.58%	1.28%(d)	1.27%(d),(e)	4.35%(d)	29%	$14,071
Year Ended 5/31/2020	$11.23	2.57%	1.29%	1.28%(e)	4.61%	59%	$13,930
Year Ended 5/31/2019	$11.47	5.21%	1.29%	1.29%(e)	4.68%	41%	$19,019
Year Ended 5/31/2018	$11.43	(0.14%)	1.28%	1.28%(e)	4.36%	49%	$22,450
Year Ended 5/31/2017	$11.96	9.79%	1.28%	1.28%(e)	4.52%	60%	$25,925
Year Ended 5/31/2016	$11.41	(0.44%)	1.32%	1.32%(e)	4.63%	51%	$22,299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2020	27

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
28	Columbia High Yield Bond Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia High Yield Bond Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
30	Columbia High Yield Bond Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia High Yield Bond Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,745.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,592,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	130,884
Class C	—	1.00(b)	411

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
32	Columbia High Yield Bond Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.00%	1.03%
Advisor Class	0.75	0.78
Class C	1.75	1.78
Institutional Class	0.75	0.78
Institutional 2 Class	0.69	0.71
Institutional 3 Class	0.63	0.66
Class R	1.25	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,432,528,000	78,063,000	(19,459,000)	58,604,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(20,275,011)	(19,933,707)	(40,208,718)
Columbia High Yield Bond Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $472,318,191 and $395,712,893, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,533,333	0.61	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
34	Columbia High Yield Bond Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia High Yield Bond Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 57.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
36	Columbia High Yield Bond Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia High Yield Bond Fund | Semiannual Report 2020	37

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
38	Columbia High Yield Bond Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia High Yield Bond Fund | Semiannual Report 2020	39

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
40	Columbia High Yield Bond Fund | Semiannual Report 2020

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR160_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	19.39	5.64	8.89	10.11
	Including sales charges		12.55	-0.42	7.61	9.47
Advisor Class		12/11/06	19.54	5.94	9.17	10.32
Class C	Excluding sales charges	06/26/00	18.92	4.85	8.06	9.29
	Including sales charges		17.92	3.85	8.06	9.29
Institutional Class		09/27/10	19.57	5.94	9.16	10.40
Institutional 2 Class		12/11/06	19.56	6.00	9.24	10.50
Institutional 3 Class*		11/08/12	19.59	5.95	9.25	10.45
Class R		12/11/06	19.31	5.38	8.62	9.84
Russell 1000 Value Index			17.44	1.72	8.44	10.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Large Cap Value Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	97.3
Convertible Bonds	1.6
Money Market Funds	1.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	6.6
Consumer Discretionary	6.2
Consumer Staples	8.1
Energy	5.3
Financials	21.3
Health Care	13.5
Industrials	12.7
Information Technology	11.1
Materials	5.7
Real Estate	4.3
Utilities	5.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,193.90	1,020.12	5.73	5.27	1.03
Advisor Class	1,000.00	1,000.00	1,195.40	1,021.39	4.34	4.00	0.78
Class C	1,000.00	1,000.00	1,189.20	1,016.32	9.88	9.10	1.78
Institutional Class	1,000.00	1,000.00	1,195.70	1,021.39	4.34	4.00	0.78
Institutional 2 Class	1,000.00	1,000.00	1,195.60	1,021.69	4.01	3.69	0.72
Institutional 3 Class	1,000.00	1,000.00	1,195.90	1,021.85	3.84	3.54	0.69
Class R	1,000.00	1,000.00	1,193.10	1,018.85	7.11	6.55	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Communication Services 6.4%
Diversified Telecommunication Services 2.3%
AT&T, Inc.	1,518,400	43,654,000
Media 4.1%
Comcast Corp., Class A	1,253,900	62,995,936
DISH Network Corp., Class A(a)	385,045	13,811,564
Total		76,807,500
Total Communication Services		120,461,500
Consumer Discretionary 6.0%
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	240,100	25,925,998
Household Durables 1.2%
Toll Brothers, Inc.	498,300	23,594,505
Specialty Retail 2.1%
Home Depot, Inc. (The)	140,900	39,087,069
Textiles, Apparel & Luxury Goods 1.3%
Levi Strauss & Co., Class A	1,330,400	24,466,056
Total Consumer Discretionary		113,073,628
Consumer Staples 7.9%
Food & Staples Retailing 2.6%
Walmart, Inc.	315,000	48,128,850
Food Products 1.2%
General Mills, Inc.	386,200	23,488,684
Household Products 2.3%
Procter & Gamble Co. (The)	314,500	43,674,615
Tobacco 1.8%
Philip Morris International, Inc.	453,800	34,375,350
Total Consumer Staples		149,667,499
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.1%
Oil, Gas & Consumable Fuels 5.1%
Chevron Corp.	231,100	20,147,298
ConocoPhillips Co.	612,400	24,226,544
EOG Resources, Inc.	561,800	26,337,184
Valero Energy Corp.	502,200	27,003,294
Total		97,714,320
Total Energy		97,714,320
Financials 20.7%
Banks 8.7%
Citigroup, Inc.	659,600	36,324,172
JPMorgan Chase & Co.	558,400	65,824,192
PNC Financial Services Group, Inc. (The)	255,700	35,304,499
Truist Financial Corp.	606,100	28,135,162
Total		165,588,025
Capital Markets 4.6%
Bank of New York Mellon Corp. (The)	620,800	24,285,696
Intercontinental Exchange, Inc.	235,100	24,805,401
Morgan Stanley	610,300	37,734,849
Total		86,825,946
Diversified Financial Services 3.2%
Berkshire Hathaway, Inc., Class B(a)	264,200	60,478,022
Insurance 4.2%
Allstate Corp. (The)	239,624	24,525,516
Chubb Ltd.	220,200	32,552,166
Lincoln National Corp.	470,400	22,212,288
Total		79,289,970
Total Financials		392,181,963
Health Care 13.1%
Biotechnology 0.7%
Alexion Pharmaceuticals, Inc.(a)	60,300	7,363,233
BioNTech SE, ADR(a)	43,400	5,392,016
Total		12,755,249
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.3%
Baxter International, Inc.	270,500	20,576,935
Medtronic PLC	361,300	41,079,810
Total		61,656,745
Health Care Providers & Services 2.7%
Cigna Corp.	134,200	28,066,588
Humana, Inc.	58,500	23,430,420
Total		51,497,008
Pharmaceuticals 6.4%
Bristol-Myers Squibb Co.	429,800	26,819,520
Jazz Pharmaceuticals PLC(a)	79,510	11,187,852
Johnson & Johnson	415,600	60,129,008
Merck & Co., Inc.	298,100	23,964,259
Total		122,100,639
Total Health Care		248,009,641
Industrials 12.4%
Aerospace & Defense 1.1%
Northrop Grumman Corp.	66,500	20,100,290
Air Freight & Logistics 1.8%
FedEx Corp.	117,800	33,759,124
Airlines 1.3%
Alaska Air Group, Inc.	477,000	24,312,690
Building Products 1.4%
Trane Technologies PLC	185,800	27,171,392
Electrical Equipment 1.4%
Eaton Corp. PLC	218,352	26,444,611
Industrial Conglomerates 1.1%
3M Co.	125,000	21,591,250
Machinery 2.5%
Ingersoll Rand, Inc.(a)	500,500	22,157,135
Stanley Black & Decker, Inc.	135,900	25,047,729
Total		47,204,864
Road & Rail 1.8%
Norfolk Southern Corp.	141,500	33,538,330
Total Industrials		234,122,551
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 10.8%
Communications Equipment 2.0%
Cisco Systems, Inc.	865,200	37,220,904
IT Services 2.6%
Fiserv, Inc.(a)	258,488	29,772,648
MasterCard, Inc., Class A	57,400	19,315,674
Total		49,088,322
Semiconductors & Semiconductor Equipment 3.6%
Broadcom, Inc.	50,900	20,440,422
Lam Research Corp.	58,700	26,571,142
ON Semiconductor Corp.(a)	743,700	21,381,375
Total		68,392,939
Software 0.9%
Microsoft Corp.	74,800	16,012,436
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	137,400	16,357,470
Western Digital Corp.	371,100	16,654,968
Total		33,012,438
Total Information Technology		203,727,039
Materials 5.5%
Chemicals 4.4%
Albemarle Corp.	221,600	30,130,952
Eastman Chemical Co.	284,000	27,661,600
Linde PLC	96,400	24,718,888
Total		82,511,440
Metals & Mining 1.1%
Freeport-McMoRan, Inc.	922,500	21,577,275
Total Materials		104,088,715
Real Estate 4.2%
Equity Real Estate Investment Trusts (REITS) 4.2%
Alexandria Real Estate Equities, Inc.	164,500	26,933,585
American Tower Corp.	102,800	23,767,360
Duke Realty Corp.	745,600	28,377,536
Total		79,078,481
Total Real Estate		79,078,481

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 5.1%
Electric Utilities 2.2%
Pinnacle West Capital Corp.	162,400	13,292,440
Xcel Energy, Inc.	420,400	28,318,144
Total		41,610,584
Multi-Utilities 2.9%
Ameren Corp.	331,300	25,768,514
DTE Energy Co.	230,200	28,961,462
Total		54,729,976
Total Utilities		96,340,560
Total Common Stocks (Cost $1,208,259,744)		1,838,465,897

Convertible Bonds 1.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.5%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	9,701,831
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 1.1%
Lyft, Inc.(b)
05/15/2025	1.500%	17,000,000	21,409,375
Total Convertible Bonds (Cost $26,732,000)			31,111,206

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(c),(d)	20,752,711	20,750,636
Total Money Market Funds (Cost $20,747,657)		20,750,636
Total Investments in Securities (Cost: $1,255,739,401)		1,890,327,739
Other Assets & Liabilities, Net		1,582,441
Net Assets		1,891,910,180

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $21,409,375, which represents 1.13% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	18,672,136	185,697,447	(183,615,844)	(3,103)	20,750,636	(865)	17,599	20,752,711
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	120,461,500	—	—	120,461,500
Consumer Discretionary	113,073,628	—	—	113,073,628
Consumer Staples	149,667,499	—	—	149,667,499
Energy	97,714,320	—	—	97,714,320
Financials	392,181,963	—	—	392,181,963
Health Care	248,009,641	—	—	248,009,641
Industrials	234,122,551	—	—	234,122,551
Information Technology	203,727,039	—	—	203,727,039
Materials	104,088,715	—	—	104,088,715
Real Estate	79,078,481	—	—	79,078,481
Utilities	96,340,560	—	—	96,340,560
Total Common Stocks	1,838,465,897	—	—	1,838,465,897
Convertible Bonds	—	31,111,206	—	31,111,206
Money Market Funds	20,750,636	—	—	20,750,636
Total Investments in Securities	1,859,216,533	31,111,206	—	1,890,327,739
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,234,991,744)	$1,869,577,103
Affiliated issuers (cost $20,747,657)	20,750,636
Receivable for:
Capital shares sold	416,403
Dividends	2,542,740
Interest	108,045
Prepaid expenses	6,223
Other assets	18,932
Total assets	1,893,420,082
Liabilities
Payable for:
Capital shares purchased	904,837
Management services fees	101,890
Distribution and/or service fees	34,234
Transfer agent fees	159,272
Compensation of board members	246,895
Compensation of chief compliance officer	200
Other expenses	62,574
Total liabilities	1,509,902
Net assets applicable to outstanding capital stock	$1,891,910,180
Represented by
Paid in capital	1,250,217,761
Total distributable earnings (loss)	641,692,419
Total - representing net assets applicable to outstanding capital stock	$1,891,910,180
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$1,571,887,307
Shares outstanding	110,350,395
Net asset value per share	$14.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.11
Advisor Class
Net assets	$33,792,987
Shares outstanding	2,373,828
Net asset value per share	$14.24
Class C
Net assets	$17,845,294
Shares outstanding	1,256,678
Net asset value per share	$14.20
Institutional Class
Net assets	$160,090,644
Shares outstanding	11,257,845
Net asset value per share	$14.22
Institutional 2 Class
Net assets	$22,716,101
Shares outstanding	1,594,634
Net asset value per share	$14.25
Institutional 3 Class
Net assets	$83,184,804
Shares outstanding	5,767,491
Net asset value per share	$14.42
Class R
Net assets	$2,393,043
Shares outstanding	169,286
Net asset value per share	$14.14
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$20,505,238
Dividends — affiliated issuers	17,599
Interest	293,401
Total income	20,816,238
Expenses:
Management services fees	5,774,636
Distribution and/or service fees
Class A	1,854,129
Class C	88,975
Class R	5,866
Transfer agent fees
Class A	741,894
Advisor Class	15,770
Class C	8,913
Institutional Class	70,066
Institutional 2 Class	4,365
Institutional 3 Class	2,812
Class R	1,174
Compensation of board members	40,719
Custodian fees	4,436
Printing and postage fees	62,190
Registration fees	57,264
Audit fees	14,993
Legal fees	13,556
Compensation of chief compliance officer	200
Other	19,973
Total expenses	8,781,931
Expense reduction	(80)
Total net expenses	8,781,851
Net investment income	12,034,387
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,147,328
Investments — affiliated issuers	(865)
Net realized gain	38,146,463
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	266,381,493
Investments — affiliated issuers	(3,103)
Net change in unrealized appreciation (depreciation)	266,378,390
Net realized and unrealized gain	304,524,853
Net increase in net assets resulting from operations	$316,559,240
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$12,034,387	$30,937,784
Net realized gain	38,146,463	13,507,525
Net change in unrealized appreciation (depreciation)	266,378,390	(20,973,346)
Net increase in net assets resulting from operations	316,559,240	23,471,963
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,116,596)	(98,233,617)
Advisor Class	(275,171)	(2,123,384)
Class C	(73,163)	(1,148,874)
Institutional Class	(1,190,728)	(10,012,314)
Institutional 2 Class	(177,759)	(1,216,640)
Institutional 3 Class	(322,005)	(236,417)
Class R	(15,274)	(184,679)
Total distributions to shareholders	(13,170,696)	(113,155,925)
Decrease in net assets from capital stock activity	(48,434,780)	(135,116,293)
Total increase (decrease) in net assets	254,953,764	(224,800,255)
Net assets at beginning of period	1,636,956,416	1,861,756,671
Net assets at end of period	$1,891,910,180	$1,636,956,416
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,032,934	13,236,570	3,411,650	44,474,776
Distributions reinvested	896,665	11,043,771	7,286,221	97,651,601
Redemptions	(10,497,722)	(134,016,665)	(19,862,101)	(256,882,926)
Net decrease	(8,568,123)	(109,736,324)	(9,164,230)	(114,756,549)
Advisor Class
Subscriptions	201,191	2,580,968	464,848	6,070,395
Distributions reinvested	22,302	274,604	159,239	2,122,498
Redemptions	(383,236)	(4,841,862)	(768,564)	(10,137,787)
Net decrease	(159,743)	(1,986,290)	(144,477)	(1,944,894)
Class C
Subscriptions	42,329	551,472	141,428	1,829,287
Distributions reinvested	5,783	70,924	81,500	1,106,656
Redemptions	(295,341)	(3,775,484)	(593,199)	(7,745,714)
Net decrease	(247,229)	(3,153,088)	(370,271)	(4,809,771)
Institutional Class
Subscriptions	2,470,239	31,828,125	2,790,603	36,666,374
Distributions reinvested	96,451	1,186,380	749,518	9,981,221
Redemptions	(2,491,232)	(31,852,445)	(4,965,575)	(63,444,917)
Net increase (decrease)	75,458	1,162,060	(1,425,454)	(16,797,322)
Institutional 2 Class
Subscriptions	224,855	2,882,574	556,942	7,243,544
Distributions reinvested	14,412	177,676	91,278	1,215,347
Redemptions	(186,878)	(2,388,882)	(406,286)	(5,134,776)
Net increase	52,389	671,368	241,934	3,324,115
Institutional 3 Class
Subscriptions	6,036,548	72,132,770	149,044	1,992,862
Distributions reinvested	25,379	321,984	17,535	236,258
Redemptions	(569,098)	(7,487,101)	(106,209)	(1,328,192)
Net increase	5,492,829	64,967,653	60,370	900,928
Class R
Subscriptions	19,742	256,443	39,919	495,252
Distributions reinvested	1,248	15,265	13,786	184,135
Redemptions	(50,390)	(631,867)	(139,323)	(1,712,187)
Net decrease	(29,400)	(360,159)	(85,618)	(1,032,800)
Total net decrease	(3,383,819)	(48,434,780)	(10,887,746)	(135,116,293)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Semiannual Report 2020

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Columbia Large Cap Value Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$12.02	0.09	2.23	2.32	(0.10)	—	(0.10)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$12.02	0.10	2.23	2.33	(0.11)	—	(0.11)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$11.99	0.04	2.22	2.26	(0.05)	—	(0.05)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$12.00	0.10	2.23	2.33	(0.11)	—	(0.11)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$12.03	0.11	2.22	2.33	(0.11)	—	(0.11)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$14.24	19.39%	1.03%(c)	1.03%(c),(d)	1.33%(c)	13%	$1,571,887
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(d)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(d)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(d)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03%(d)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04%(d)	1.31%	43%	$2,159,152
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$14.24	19.54%	0.78%(c)	0.78%(c),(d)	1.58%(c)	13%	$33,793
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(d)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(d)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(d)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78%(d)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79%(d)	1.56%	43%	$7,052
Class C
Six Months Ended 11/30/2020 (Unaudited)	$14.20	18.92%	1.78%(c)	1.78%(c),(d)	0.59%(c)	13%	$17,845
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(d)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(d)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(d)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78%(d)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79%(d)	0.56%	43%	$64,809
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$14.22	19.57%	0.78%(c)	0.78%(c),(d)	1.58%(c)	13%	$160,091
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(d)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(d)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(d)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79%(d)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79%(d)	1.57%	43%	$17,788
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$14.25	19.56%	0.72%(c)	0.72%(c)	1.64%(c)	13%	$22,716
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$12.17	0.11	2.26	2.37	(0.12)	—	(0.12)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Class R
Six Months Ended 11/30/2020 (Unaudited)	$11.93	0.07	2.22	2.29	(0.08)	—	(0.08)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$14.42	19.59%	0.69%(c)	0.69%(c)	1.65%(c)	13%	$83,185
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Class R
Six Months Ended 11/30/2020 (Unaudited)	$14.14	19.31%	1.28%(c)	1.28%(c),(d)	1.09%(c)	13%	$2,393
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(d)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(d)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(d)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28%(d)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29%(d)	1.07%	43%	$5,688
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2020	19

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
20	Columbia Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
22	Columbia Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.04
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $80.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Large Cap Value Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $589,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	116,727
Class C	—	1.00(b)	127

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.08%	1.07%
Advisor Class	0.83	0.82
Class C	1.83	1.82
Institutional Class	0.83	0.82
Institutional 2 Class	0.76	0.76
Institutional 3 Class	0.74	0.74
Class R	1.33	1.32
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,255,739,000	678,613,000	(44,024,000)	634,589,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2020 as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	33,534,738
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $226,140,788 and $278,090,014, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2020.
Columbia Large Cap Value Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
26	Columbia Large Cap Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 84.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Large Cap Value Fund | Semiannual Report 2020	27

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
28	Columbia Large Cap Value Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Large Cap Value Fund | Semiannual Report 2020	29

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Large Cap Value Fund | Semiannual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR138_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Lukas Smart, CFA
Joel Schneider
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2020)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Institutional Class*	01/03/17	19.14	5.23	10.43	10.73
Institutional 3 Class*	12/18/19	19.16	5.31	10.44	10.74
Russell 1000 Value Index		17.44	1.72	8.44	10.70
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017. Returns shown for periods prior to the inception date of the Fund’s Institutional 3 Class shares include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2020)
Communication Services	8.6
Consumer Discretionary	10.1
Consumer Staples	8.6
Energy	3.9
Financials	21.5
Health Care	13.3
Industrials	12.1
Information Technology	13.5
Materials	4.1
Real Estate	1.9
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,191.40	1,021.69	4.00	3.69	0.72
Institutional 3 Class	1,000.00	1,000.00	1,191.60	1,022.10	3.55	3.28	0.64
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 8.4%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	1,452,900	41,770,875
CenturyLink, Inc.	360,355	3,765,710
GCI Liberty, Inc., Class A(a)	8,656	788,735
Verizon Communications, Inc.	383,104	23,143,312
Total		69,468,632
Entertainment 1.5%
Activision Blizzard, Inc.	12,618	1,002,878
Electronic Arts, Inc.(a)	3,665	468,204
Liberty Media Group LLC, Class C(a)	8,769	366,369
Madison Square Garden Entertainment Corp.(a)	1,307	99,345
Walt Disney Co. (The)	403,185	59,675,412
Total		61,612,208
Interactive Media & Services 0.8%
Alphabet, Inc., Class A(a)	6,389	11,208,862
Facebook, Inc., Class A(a)	64,920	17,980,892
Twitter, Inc.(a)	41,134	1,913,142
Zillow Group, Inc., Class C(a)	12,658	1,364,659
Total		32,467,555
Media 4.1%
Altice U.S.A., Inc., Class A(a)	1,939	65,771
Charter Communications, Inc., Class A(a)	77,019	50,215,618
Comcast Corp., Class A	1,891,816	95,044,836
Discovery, Inc., Class A(a)	51,868	1,395,768
Discovery, Inc., Class C(a)	109,981	2,641,744
DISH Network Corp., Class A(a)	70,159	2,516,603
Fox Corp., Class A	112,187	3,235,473
Fox Corp., Class B	84,668	2,402,878
Interpublic Group of Companies, Inc. (The)	96,055	2,140,105
Liberty Broadband Corp., Class A(a)	2,117	331,882
Liberty Broadband Corp., Class C(a)	9,623	1,514,179
Liberty SiriusXM Group, Class A(a)	8,846	362,155
Liberty SiriusXM Group, Class C(a)	24,870	1,019,919
News Corp., Class A	41,973	740,824
News Corp., Class B	22,496	400,654
Common Stocks (continued)
Issuer	Shares	Value ($)
Omnicom Group, Inc.	3,122	196,686
ViacomCBS, Inc., Class B	70,862	2,500,011
Total		166,725,106
Wireless Telecommunication Services 0.3%
T-Mobile USA, Inc.(a)	75,495	10,036,305
Total Communication Services		340,309,806
Consumer Discretionary 9.9%
Auto Components 0.9%
Aptiv PLC	8,949	1,062,246
Autoliv, Inc.	15,492	1,379,563
BorgWarner, Inc.	733,554	28,498,573
Gentex Corp.	48,054	1,566,560
Lear Corp.	17,454	2,495,049
Veoneer, Inc.(a)	1,815	36,173
Total		35,038,164
Automobiles 1.2%
Ford Motor Co.	881,577	8,004,719
General Motors Co.	948,872	41,598,549
Harley-Davidson, Inc.	15,987	644,116
Total		50,247,384
Distributors 0.1%
Genuine Parts Co.	29,049	2,857,550
LKQ Corp.(a)	77,842	2,741,595
Total		5,599,145
Diversified Consumer Services 0.1%
Service Corp. International	54,989	2,674,665
Hotels, Restaurants & Leisure 0.5%
Aramark	45,023	1,575,805
Carnival Corp.	50,862	1,016,223
Darden Restaurants, Inc.	4,621	498,976
Hyatt Hotels Corp., Class A	5,864	422,032
McDonald’s Corp.	49,758	10,819,380
MGM Resorts International	82,729	2,337,094
Norwegian Cruise Line Holdings Ltd.(a)	15,312	350,185
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Royal Caribbean Cruises Ltd.	31,724	2,500,168
Wynn Resorts Ltd.	2,721	273,461
Total		19,793,324
Household Durables 1.5%
D.R. Horton, Inc.	112,176	8,357,112
Garmin Ltd.	45,155	5,272,298
Lennar Corp., Class A	60,073	4,557,138
Lennar Corp., Class B	2,777	168,564
Mohawk Industries, Inc.(a)	20,238	2,546,548
Newell Brands, Inc.	25,359	539,132
NVR, Inc.(a)	8,002	31,985,434
PulteGroup, Inc.	82,663	3,606,587
Toll Brothers, Inc.	10,681	505,745
Whirlpool Corp.	20,193	3,929,760
Total		61,468,318
Internet & Direct Marketing Retail 1.0%
Booking Holdings, Inc.(a)	14,118	28,637,657
eBay, Inc.	260,743	13,149,269
Expedia Group, Inc.	2,714	337,866
Total		42,124,792
Leisure Products 0.1%
Hasbro, Inc.	28,922	2,690,614
Multiline Retail 1.0%
Dollar Tree, Inc.(a)	25,418	2,776,662
Kohl’s Corp.	21,495	692,139
Target Corp.	195,592	35,114,632
Total		38,583,433
Specialty Retail 2.2%
Advance Auto Parts, Inc.	20,257	2,991,959
CarMax, Inc.(a)	40,768	3,810,993
Gap, Inc. (The)	35,318	740,265
Home Depot, Inc. (The)	111,662	30,976,155
O’Reilly Automotive, Inc.(a)	38,036	16,828,648
Tiffany & Co.	797	104,789
TJX Companies, Inc. (The)	520,209	33,038,474
Total		88,491,283
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.3%
Hanesbrands, Inc.	1,376,140	19,541,188
PVH Corp.	15,238	1,211,269
Ralph Lauren Corp.	7,853	673,395
Skechers U.S.A., Inc., Class A(a)	1,000	33,470
Tapestry, Inc.	18,622	527,375
VF Corp.	374,363	31,221,874
Total		53,208,571
Total Consumer Discretionary		399,919,693
Consumer Staples 8.4%
Beverages 1.6%
Constellation Brands, Inc., Class A	18,319	3,770,783
Keurig Dr. Pepper, Inc.	33,975	1,034,539
Molson Coors Beverage Co., Class B	22,925	1,054,550
PepsiCo, Inc.	419,124	60,450,254
Total		66,310,126
Food & Staples Retailing 1.1%
Kroger Co. (The)	129,575	4,275,975
U.S. Foods Holding Corp.(a)	45,739	1,439,864
Walgreens Boots Alliance, Inc.	123,296	4,686,481
Walmart, Inc.	215,288	32,893,853
Total		43,296,173
Food Products 2.6%
Archer-Daniels-Midland Co.	506,077	25,187,452
Bunge Ltd.	20,487	1,206,479
ConAgra Foods, Inc.	106,671	3,899,892
General Mills, Inc.	4,924	299,478
Hershey Co. (The)	44,077	6,518,548
Hormel Foods Corp.	1,624	76,620
Ingredion, Inc.	7,765	599,070
JM Smucker Co. (The)	29,913	3,505,804
Kraft Heinz Co. (The)	38,582	1,270,891
Mondelez International, Inc., Class A	1,036,270	59,533,711
Pilgrim’s Pride Corp.(a)	1,716	32,415
Post Holdings, Inc.(a)	15,143	1,430,408
Tyson Foods, Inc., Class A	48,855	3,185,346
Total		106,746,114

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 2.6%
Kimberly-Clark Corp.	284,485	39,631,606
Procter & Gamble Co. (The)	476,621	66,188,358
Spectrum Brands Holdings, Inc.	670	44,776
Total		105,864,740
Personal Products 0.0%
Coty, Inc., Class A	33,118	238,119
Tobacco 0.5%
Philip Morris International, Inc.	253,644	19,213,533
Total Consumer Staples		341,668,805
Energy 3.9%
Energy Equipment & Services 0.1%
Baker Hughes Co.	70,381	1,317,532
Halliburton Co.	48,847	810,372
National Oilwell Varco, Inc.	38,273	469,227
Schlumberger NV	99,057	2,059,395
TechnipFMC PLC	48,738	405,013
Total		5,061,539
Oil, Gas & Consumable Fuels 3.8%
Apache Corp.	15,233	196,353
Cabot Oil & Gas Corp.	129,410	2,267,263
Chevron Corp.	867,524	75,630,742
Cimarex Energy Co.	573	20,599
Concho Resources, Inc.	25,995	1,494,193
ConocoPhillips Co.	326,166	12,903,127
Continental Resources, Inc.	12,782	196,587
Devon Energy Corp.	40,922	572,499
Diamondback Energy, Inc.	10,841	433,206
EOG Resources, Inc.	158,455	7,428,371
Exxon Mobil Corp.	475,397	18,126,888
Hess Corp.	50,496	2,382,401
HollyFrontier Corp.	28,219	660,043
Kinder Morgan, Inc.	194,614	2,798,549
Marathon Oil Corp.	47,942	283,817
Marathon Petroleum Corp.	111,632	4,340,252
Murphy Oil Corp.	2,493	25,080
Occidental Petroleum Corp.	136,761	2,155,353
ONEOK, Inc.	3,530	126,621
Common Stocks (continued)
Issuer	Shares	Value ($)
Parsley Energy, Inc., Class A	10,404	130,362
Phillips 66	40,450	2,450,461
Pioneer Natural Resources Co.	27,814	2,797,532
Targa Resources Corp.	21,606	507,741
Valero Energy Corp.	187,039	10,057,087
Williams Companies, Inc. (The)	147,065	3,085,424
Total		151,070,551
Total Energy		156,132,090
Financials 21.1%
Banks 8.0%
Bank of America Corp.	3,026,691	85,231,619
CIT Group, Inc.	1,264	42,331
Citigroup, Inc.	238,919	13,157,269
Citizens Financial Group, Inc.	45,602	1,489,361
Comerica, Inc.	7,695	378,594
East West Bancorp, Inc.	4,007	171,179
Fifth Third Bancorp	149,775	3,795,299
First Republic Bank	179,040	23,196,422
Huntington Bancshares, Inc.	321,505	3,883,780
JPMorgan Chase & Co.	827,831	97,584,718
KeyCorp	149,982	2,318,722
M&T Bank Corp.	24,152	2,813,467
PacWest Bancorp	1,197	27,842
People’s United Financial, Inc.	26,140	324,136
PNC Financial Services Group, Inc. (The)	156,017	21,541,267
Prosperity Bancshares, Inc.	809	50,829
Regions Financial Corp.	203,115	3,101,566
SVB Financial Group(a)	2,922	1,007,681
Synovus Financial Corp.	3,517	111,032
Truist Financial Corp.	662,490	30,752,786
U.S. Bancorp	497,480	21,496,111
Wells Fargo & Co.	298,102	8,153,090
Zions Bancorp	35,661	1,376,158
Total		322,005,259
Capital Markets 4.9%
Bank of New York Mellon Corp. (The)	192,072	7,513,857
BlackRock, Inc.	16,818	11,744,850
Charles Schwab Corp. (The)	887,889	43,311,225
CME Group, Inc.	73,000	12,777,190

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Franklin Resources, Inc.	100,218	2,203,794
Goldman Sachs Group, Inc. (The)	47,077	10,855,015
Invesco Ltd.	21,812	354,009
Janus Henderson Group PLC	4,217	120,311
KKR & Co., Inc., Class A	1,064,092	40,361,009
Morgan Stanley	620,689	38,377,201
Northern Trust Corp.	150,577	14,021,730
Raymond James Financial, Inc.	23,387	2,127,048
State Street Corp.	51,839	3,653,613
T. Rowe Price Group, Inc.	88,154	12,642,165
Total		200,063,017
Consumer Finance 0.3%
Ally Financial, Inc.	101,818	3,018,904
Capital One Financial Corp.	59,812	5,122,300
Discover Financial Services	4,066	309,707
Santander Consumer U.S.A. Holdings, Inc.	37,213	822,407
Synchrony Financial	139,285	4,244,014
Total		13,517,332
Diversified Financial Services 1.9%
Berkshire Hathaway, Inc., Class B(a)	329,667	75,464,073
Equitable Holdings, Inc.	46,718	1,185,703
Jefferies Financial Group, Inc.	15,054	342,177
Voya Financial, Inc.	10,144	584,599
Total		77,576,552
Insurance 6.0%
Aflac, Inc.	80,163	3,521,561
Alleghany Corp.	1,324	761,565
Allstate Corp. (The)	229,256	23,464,352
American Financial Group, Inc.	11,627	1,039,570
American International Group, Inc.	1,654,248	63,589,293
Arch Capital Group Ltd.(a)	57,962	1,866,087
Assurant, Inc.	7,430	959,362
Athene Holding Ltd., Class A(a)	6,495	288,053
Axis Capital Holdings Ltd.	3,614	181,098
Chubb Ltd.	156,703	23,165,404
Cincinnati Financial Corp.	644	49,169
CNA Financial Corp.	3,492	120,509
Everest Re Group Ltd.	4,525	1,028,668
Common Stocks (continued)
Issuer	Shares	Value ($)
Fidelity National Financial, Inc.	21,255	764,967
Globe Life, Inc.	34,379	3,200,685
Hartford Financial Services Group, Inc. (The)	739,884	32,702,873
Lincoln National Corp.	25,274	1,193,438
Loews Corp.	38,397	1,609,218
Markel Corp.(a)	666	648,571
Marsh & McLennan Companies, Inc.	342,542	39,269,015
MetLife, Inc.	607,692	28,057,140
Old Republic International Corp.	32,763	587,113
Principal Financial Group, Inc.	54,334	2,705,290
Prudential Financial, Inc.	25,383	1,919,462
Reinsurance Group of America, Inc.	8,100	933,768
RenaissanceRe Holdings Ltd.	4,218	694,452
Travelers Companies, Inc. (The)	41,619	5,395,903
Unum Group	26,532	589,806
Willis Towers Watson PLC	455	94,726
WR Berkley Corp.	12,900	840,177
Total		241,241,295
Thrifts & Mortgage Finance 0.0%
New York Community Bancorp, Inc.	35,013	339,276
Total Financials		854,742,731
Health Care 13.0%
Biotechnology 0.7%
AbbVie, Inc.	5,979	625,284
Alexion Pharmaceuticals, Inc.(a)	39,266	4,794,771
Biogen, Inc.(a)	11,972	2,875,315
Gilead Sciences, Inc.	344,592	20,906,397
Regeneron Pharmaceuticals, Inc.(a)	666	343,676
United Therapeutics Corp.(a)	824	109,295
Total		29,654,738
Health Care Equipment & Supplies 4.3%
Abbott Laboratories	634,092	68,621,436
Baxter International, Inc.	95,990	7,301,959
Becton Dickinson and Co.	14,916	3,502,874
Boston Scientific Corp.(a)	76,059	2,521,356
Cooper Companies, Inc. (The)	200	67,044
Danaher Corp.	50,410	11,323,598
Dentsply Sirona, Inc.	22,485	1,144,262

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Envista Holdings Corp.(a)	20,877	620,673
Medtronic PLC	630,289	71,663,859
STERIS PLC	18,482	3,581,997
Zimmer Biomet Holdings, Inc.	16,026	2,389,797
Total		172,738,855
Health Care Providers & Services 3.0%
Anthem, Inc.	43,806	13,646,445
Cardinal Health, Inc.	10,420	568,828
Centene Corp.(a)	54,179	3,340,135
Cigna Corp.	61,633	12,889,926
CVS Health Corp.	220,307	14,934,612
DaVita, Inc.(a)	39,208	4,306,999
Henry Schein, Inc.(a)	46,533	2,992,537
Humana, Inc.	78,647	31,499,696
Laboratory Corp. of America Holdings(a)	32,194	6,433,649
McKesson Corp.	18,484	3,325,456
Quest Diagnostics, Inc.	44,222	5,482,644
UnitedHealth Group, Inc.	54,854	18,449,594
Universal Health Services, Inc., Class B	25,282	3,301,324
Total		121,171,845
Health Care Technology 0.0%
Change Healthcare, Inc.(a)	21,256	364,115
Teladoc Health, Inc.(a)	1,504	298,950
Total		663,065
Life Sciences Tools & Services 0.5%
Bio-Rad Laboratories, Inc., Class A(a)	2,570	1,383,945
IQVIA Holdings, Inc.(a)	12,777	2,159,185
PerkinElmer, Inc.	7,714	1,025,962
Syneos Health, Inc.(a)	202	13,300
Thermo Fisher Scientific, Inc.	33,548	15,599,149
Total		20,181,541
Pharmaceuticals 4.5%
Bristol-Myers Squibb Co.	398,072	24,839,693
Elanco Animal Health, Inc.(a)	40,323	1,233,481
Eli Lilly and Co.	106,568	15,521,629
Horizon Therapeutics PLC(a)	2,619	184,456
Jazz Pharmaceuticals PLC(a)	7,690	1,082,060
Johnson & Johnson	278,175	40,246,359
Common Stocks (continued)
Issuer	Shares	Value ($)
Merck & Co., Inc.	393,755	31,653,964
Perrigo Co. PLC	15,360	740,659
Pfizer, Inc.	1,687,182	64,635,942
Viatris, Inc.(a)	261,264	4,394,461
Total		184,532,704
Total Health Care		528,942,748
Industrials 11.8%
Aerospace & Defense 1.9%
General Dynamics Corp.	38,265	5,714,878
Howmet Aerospace, Inc.	110,335	2,588,459
L3Harris Technologies, Inc.	100,116	19,221,271
Lockheed Martin Corp.	74,833	27,314,045
Northrop Grumman Corp.	26,054	7,875,082
Raytheon Technologies Corp.	168,593	12,091,490
Teledyne Technologies, Inc.(a)	300	113,382
Textron, Inc.	69,891	3,152,084
Total		78,070,691
Air Freight & Logistics 0.7%
FedEx Corp.	41,010	11,752,646
United Parcel Service, Inc., Class B	73,462	12,567,144
XPO Logistics, Inc.(a)	28,278	3,016,697
Total		27,336,487
Airlines 0.3%
Alaska Air Group, Inc.	13,240	674,843
Delta Air Lines, Inc.	100,418	4,041,824
JetBlue Airways Corp.(a)	43,204	651,948
Southwest Airlines Co.	79,425	3,680,555
United Airlines Holdings, Inc.(a)	80,291	3,617,110
Total		12,666,280
Building Products 1.4%
AO Smith Corp.	4,289	241,514
Carrier Global Corp.	601,433	22,896,554
Fortune Brands Home & Security, Inc.	26,407	2,204,984
Johnson Controls International PLC	64,277	2,959,313
Owens Corning	26,387	1,922,821
Trane Technologies PLC	176,896	25,869,271
Total		56,094,457

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.5%
Republic Services, Inc.	72,089	6,972,448
Waste Management, Inc.	113,621	13,535,670
Total		20,508,118
Construction & Engineering 0.1%
AECOM(a)	18,481	958,979
Arcosa, Inc.	4,509	233,972
Jacobs Engineering Group, Inc.	14,085	1,518,926
Quanta Services, Inc.	20,909	1,428,921
Total		4,140,798
Electrical Equipment 0.7%
Acuity Brands, Inc.	575	68,264
AMETEK, Inc.	43,668	5,175,968
Eaton Corp. PLC	158,925	19,247,407
Emerson Electric Co.	12,124	931,366
Hubbell, Inc.	12,952	2,092,913
nVent Electric PLC	3,199	73,577
Sensata Technologies Holding(a)	24,803	1,211,130
Total		28,800,625
Industrial Conglomerates 1.4%
Carlisle Companies, Inc.	14,492	2,098,876
General Electric Co.	420,892	4,284,681
Honeywell International, Inc.	251,370	51,259,370
Roper Technologies, Inc.	804	343,308
Total		57,986,235
Machinery 3.4%
AGCO Corp.	14,889	1,377,381
Caterpillar, Inc.	117,450	20,388,146
Cummins, Inc.	63,457	14,669,355
Deere & Co.	80,163	20,972,244
Dover Corp.	15,740	1,920,752
Fortive Corp.	46,945	3,292,253
Ingersoll Rand, Inc.(a)	17,482	773,928
Oshkosh Corp.	13,550	1,090,775
Otis Worldwide Corp.	62,282	4,169,157
PACCAR, Inc.	56,917	4,955,194
Parker-Hannifin Corp.	182,029	48,649,071
Pentair PLC	35,117	1,819,763
Common Stocks (continued)
Issuer	Shares	Value ($)
Snap-On, Inc.	13,906	2,445,370
Stanley Black & Decker, Inc.	39,004	7,188,827
Westinghouse Air Brake Technologies Corp.	19,803	1,451,560
Xylem, Inc.	25,892	2,484,855
Total		137,648,631
Professional Services 0.1%
IHS Markit Ltd.	2,417	240,395
ManpowerGroup, Inc.	8,371	725,347
Nielsen Holdings PLC	39,363	636,500
Total		1,602,242
Road & Rail 1.2%
AMERCO	3,003	1,243,933
CSX Corp.	5,730	515,986
Kansas City Southern	31,372	5,840,525
Knight-Swift Transportation Holdings, Inc.	15,751	650,359
Norfolk Southern Corp.	42,590	10,094,682
Union Pacific Corp.	153,584	31,343,423
Total		49,688,908
Trading Companies & Distributors 0.1%
HD Supply Holdings, Inc.(a)	6,415	357,829
United Rentals, Inc.(a)	17,947	4,073,610
Total		4,431,439
Total Industrials		478,974,911
Information Technology 13.3%
Communications Equipment 0.8%
Ciena Corp.(a)	32,759	1,467,603
Cisco Systems, Inc.	665,139	28,614,280
Juniper Networks, Inc.	45,526	991,101
Total		31,072,984
Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc.(a)	16,992	1,557,317
Avnet, Inc.	1,118	33,931
Corning, Inc.	251,942	9,427,670
Dolby Laboratories, Inc., Class A	3,254	287,816
Flex Ltd.(a)	79,012	1,282,365
FLIR Systems, Inc.	2,400	91,776
IPG Photonics Corp.(a)	2,685	555,822
Jabil, Inc.	729	27,862

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
SYNNEX Corp.	5,786	927,554
TE Connectivity Ltd.	117,547	13,396,831
Trimble Navigation Ltd.(a)	29,486	1,765,327
Vontier Corp.(a)	25,836	856,980
Total		30,211,251
IT Services 4.1%
Accenture PLC, Class A	64,450	16,053,850
Akamai Technologies, Inc.(a)	3,315	343,136
Amdocs Ltd.	43,532	2,864,841
Automatic Data Processing, Inc.	72,482	12,603,170
CACI International, Inc., Class A(a)	388	92,068
Cognizant Technology Solutions Corp., Class A	497,375	38,859,909
DXC Technology Co.	28,903	633,265
Fidelity National Information Services, Inc.	296,676	44,029,685
Fiserv, Inc.(a)	31,077	3,579,449
Global Payments, Inc.	16,298	3,181,207
International Business Machines Corp.	166,513	20,567,686
Leidos Holdings, Inc.	36,534	3,678,974
Visa, Inc., Class A	96,736	20,348,417
Total		166,835,657
Semiconductors & Semiconductor Equipment 5.3%
Analog Devices, Inc.	142,114	19,765,215
Broadcom, Inc.	71,532	28,725,821
Intel Corp.	682,861	33,016,329
KLA Corp.	86,195	21,718,554
Lam Research Corp.	60,046	27,180,422
Marvell Technology Group Ltd.	71,240	3,297,700
Microchip Technology, Inc.	46,313	6,224,004
Micron Technology, Inc.(a)	185,223	11,870,942
ON Semiconductor Corp.(a)	95,690	2,751,088
Qorvo, Inc.(a)	25,079	3,929,378
Skyworks Solutions, Inc.	23,073	3,257,215
Texas Instruments, Inc.	323,486	52,162,118
Total		213,898,786
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.3%
Microsoft Corp.	219,406	46,968,243
NortonLifeLock, Inc.	6,775	123,508
SS&C Technologies Holdings, Inc.	73,425	5,058,248
Total		52,149,999
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	293,847	34,982,485
Dell Technologies, Inc.(a)	1,780	122,873
Hewlett Packard Enterprise Co.	401,247	4,429,767
HP, Inc.	42,384	929,481
Western Digital Corp.	45,649	2,048,727
Xerox Holdings Corp.	28,569	625,376
Total		43,138,709
Total Information Technology		537,307,386
Materials 4.0%
Chemicals 2.3%
Air Products & Chemicals, Inc.	12,868	3,604,841
Albemarle Corp.	34,425	4,680,767
Celanese Corp., Class A	9,134	1,181,300
CF Industries Holdings, Inc.	46,702	1,741,985
Corteva, Inc.	80,469	3,083,572
Dow, Inc.	106,099	5,624,308
DuPont de Nemours, Inc.	35,583	2,257,386
Eastman Chemical Co.	44,058	4,291,249
Huntsman Corp.	16,423	406,798
International Flavors & Fragrances, Inc.	11,319	1,268,860
Linde PLC	142,496	36,538,824
LyondellBasell Industries NV, Class A	101,311	8,621,566
Mosaic Co. (The)	32,080	704,477
PPG Industries, Inc.	1,793	263,159
Sherwin-Williams Co. (The)	23,659	17,688,178
Valvoline, Inc.	35,216	802,573
Westlake Chemical Corp.	13,430	1,009,264
Total		93,769,107
Construction Materials 0.3%
Martin Marietta Materials, Inc.	20,420	5,424,165
Vulcan Materials Co.	43,698	6,102,426
Total		11,526,591

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 0.9%
Amcor PLC	446,698	5,061,088
AptarGroup, Inc.	500	63,160
Avery Dennison Corp.	41,139	6,143,698
Ball Corp.	5,081	487,827
International Paper Co.	129,578	6,411,519
Packaging Corp. of America	70,150	9,119,500
Sonoco Products Co.	111,177	6,454,937
WestRock Co.	83,737	3,534,539
Total		37,276,268
Metals & Mining 0.5%
Arconic Corp.(a)	27,583	758,808
Freeport-McMoRan, Inc.	181,239	4,239,180
Newmont Corp.	93,793	5,516,904
Nucor Corp.	100,960	5,421,552
Reliance Steel & Aluminum Co.	20,889	2,460,724
Royal Gold, Inc.	3,882	428,845
Southern Copper Corp.	4,000	237,480
Steel Dynamics, Inc.	59,208	2,143,922
Total		21,207,415
Total Materials		163,779,381
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITS) 1.7%
AvalonBay Communities, Inc.	26,936	4,487,268
Crown Castle International Corp.	45,644	7,648,565
Digital Realty Trust, Inc.	95,990	12,934,652
Extra Space Storage, Inc.	59,553	6,713,410
Public Storage	85,108	19,103,342
Weyerhaeuser Co.	627,172	18,213,075
Total		69,100,312
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a)	110,524	6,757,437
Howard Hughes Corporation(a)	1,499	109,022
Jones Lang LaSalle, Inc.(a)	10,951	1,448,708
Total		8,315,167
Total Real Estate		77,415,479
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.4%
Electric Utilities 1.0%
American Electric Power Co., Inc.	107,744	9,146,388
Eversource Energy	97,949	8,571,517
NextEra Energy, Inc.	154,759	11,388,715
NRG Energy, Inc.	40,158	1,315,174
Xcel Energy, Inc.	144,964	9,764,775
Total		40,186,569
Independent Power and Renewable Electricity Producers 0.1%
Vistra Corp.	160,014	2,989,062
Multi-Utilities 1.3%
Ameren Corp.	109,703	8,532,699
CMS Energy Corp.	113,621	6,992,236
Dominion Energy, Inc.	265,254	20,819,787
DTE Energy Co.	50,419	6,343,214
MDU Resources Group, Inc.	11,170	278,580
WEC Energy Group, Inc.	110,486	10,490,646
Total		53,457,162
Total Utilities		96,632,793
Total Common Stocks (Cost $3,135,853,272)		3,975,825,823

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.122%(b),(c)	66,514,428	66,507,777
Total Money Market Funds (Cost $66,507,777)		66,507,777
Total Investments in Securities (Cost: $3,202,361,049)		4,042,333,600
Other Assets & Liabilities, Net		10,282,857
Net Assets		4,052,616,457

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.122%
	77,637,462	258,087,204	(269,212,886)	(4,003)	66,507,777	(9,342)	58,243	66,514,428
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	340,309,806	—	—	340,309,806
Consumer Discretionary	399,919,693	—	—	399,919,693
Consumer Staples	341,668,805	—	—	341,668,805
Energy	156,132,090	—	—	156,132,090
Financials	854,742,731	—	—	854,742,731
Health Care	528,942,748	—	—	528,942,748
Industrials	478,974,911	—	—	478,974,911
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	537,307,386	—	—	537,307,386
Materials	163,779,381	—	—	163,779,381
Real Estate	77,415,479	—	—	77,415,479
Utilities	96,632,793	—	—	96,632,793
Total Common Stocks	3,975,825,823	—	—	3,975,825,823
Money Market Funds	66,507,777	—	—	66,507,777
Total Investments in Securities	4,042,333,600	—	—	4,042,333,600
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	15

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,135,853,272)	$3,975,825,823
Affiliated issuers (cost $66,507,777)	66,507,777
Receivable for:
Investments sold	6,633,848
Capital shares sold	6,292,485
Dividends	8,357,573
Foreign tax reclaims	129,896
Prepaid expenses	11,965
Other assets	9,910
Total assets	4,063,769,277
Liabilities
Payable for:
Investments purchased	7,709,659
Capital shares purchased	2,723,352
Management services fees	201,668
Transfer agent fees	329,692
Compensation of board members	103,627
Compensation of chief compliance officer	407
Other expenses	84,415
Total liabilities	11,152,820
Net assets applicable to outstanding capital stock	$4,052,616,457
Represented by
Paid in capital	3,152,912,489
Total distributable earnings (loss)	899,703,968
Total - representing net assets applicable to outstanding capital stock	$4,052,616,457
Institutional Class
Net assets	$4,052,613,905
Shares outstanding	274,753,723
Net asset value per share	$14.75
Institutional 3 Class
Net assets	$2,552
Shares outstanding	173
Net asset value per share(a)	$14.77

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$42,707,880
Dividends — affiliated issuers	58,243
Total income	42,766,123
Expenses:
Management services fees	11,505,033
Transfer agent fees
Institutional Class	1,941,468
Institutional 3 Class	1
Compensation of board members	38,722
Custodian fees	12,667
Printing and postage fees	122,521
Registration fees	50,735
Audit fees	15,052
Legal fees	23,492
Interest on interfund lending	5
Compensation of chief compliance officer	407
Other	27,401
Total expenses	13,737,504
Net investment income	29,028,619
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	82,222,046
Investments — affiliated issuers	(9,342)
Futures contracts	391,330
Net realized gain	82,604,034
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	558,747,461
Investments — affiliated issuers	(4,003)
Foreign currency translations	8,828
Net change in unrealized appreciation (depreciation)	558,752,286
Net realized and unrealized gain	641,356,320
Net increase in net assets resulting from operations	$670,384,939
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020 (a)
Operations
Net investment income	$29,028,619	$55,021,443
Net realized gain (loss)	82,604,034	(5,204,247)
Net change in unrealized appreciation (depreciation)	558,752,286	29,349,066
Net increase in net assets resulting from operations	670,384,939	79,166,262
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(209,539)
Institutional Class	(29,207,784)	(116,433,005)
Institutional 3 Class	(19)	(10)
Total distributions to shareholders	(29,207,803)	(116,642,554)
Increase (decrease) in net assets from capital stock activity	(177,714,362)	770,692,927
Total increase in net assets	463,462,774	733,216,635
Net assets at beginning of period	3,589,153,683	2,855,937,048
Net assets at end of period	$4,052,616,457	$3,589,153,683

	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	85	2,042
Distributions reinvested	—	—	14,654	209,423
Redemptions	—	—	(516,499)	(7,587,747)
Net decrease	—	—	(501,760)	(7,376,282)
Institutional Class
Subscriptions	23,099,474	309,867,452	107,193,486	1,324,596,542
Distributions reinvested	2,261,361	29,207,784	8,553,659	116,433,005
Redemptions	(38,252,799)	(516,789,598)	(50,171,340)	(662,962,838)
Net increase (decrease)	(12,891,964)	(177,714,362)	65,575,805	778,066,709
Institutional 3 Class
Subscriptions	—	—	173	2,500
Net increase	—	—	173	2,500
Total net increase (decrease)	(12,891,964)	(177,714,362)	65,074,218	770,692,927

(a)	Institutional 3 Class shares are based on operations from December 18, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2020

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Multi-Manager Value Strategies Fund | Semiannual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$12.48	0.10	2.27	2.37	(0.10)	—	(0.10)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(e)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(e)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(g)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$12.50	0.11	2.27	2.38	(0.11)	—	(0.11)
Year Ended 5/31/2020(h)	$14.47	0.11	(2.02)(e)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(h)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$14.75	19.14%	0.72%(c),(d)	0.72%(c),(d)	1.52%(c)	8%	$4,052,614
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(f)	0.78%(f)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(g)	$12.97	5.39%	0.82%(c)	0.82%(c)	1.43%(c)	97%	$2,471,575
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$14.77	19.16%	0.65%(c),(d)	0.64%(c),(d)	1.60%(c)	8%	$3
Year Ended 5/31/2020(h)	$12.50	(13.14%)	0.66%(c)	0.64%(c)	1.84%(c)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	21

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on collateral to the broker and/or CCP. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	391,330
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	876,682

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.60% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP , each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
26	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class. In addition, effective October 1, 2020 through September 30, 2021, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to Institutional 3 Class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.10
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2021
Institutional Class	0.74%
Institutional 3 Class	0.64
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective October 1, 2020 through September 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.01% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,202,361,000	988,919,000	(148,946,000)	839,973,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2020 as arising on June 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	17,474,407
28	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $306,369,067 and $476,405,540, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	0.62	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank,
Multi-Manager Value Strategies Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
30	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2020	31

 Approval of Management and SubadvisoryAgreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Threadneedle and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers and the enhancements made to the Subadviser investment oversight program. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements
32	Multi-Manager Value Strategies Fund | Semiannual Report 2020

Approval of Management and Subadvisory
Agreements  (continued)

anticipated for 2020. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring each Subadviser), noting that no material changes are proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no concerns material to the Fund have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreements. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that each Subadviser is in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the product score of the Fund (taking into account performance relative to peers and benchmarks) and (v) the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Threadneedle’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that
Multi-Manager Value Strategies Fund | Semiannual Report 2020	33

Approval of Management and Subadvisory
Agreements  (continued)

the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. Based on its reviews, including JDL’s conclusions/analyses, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
34	Multi-Manager Value Strategies Fund | Semiannual Report 2020

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR116_05_L01_(01/21)

SemiAnnual Report
November 30, 2020
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive shareholder reports for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that the Fund’s shareholder report is available at the Columbia Funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since October 2020
Average annual total returns (%) (for the period ended November 30, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	19.14	10.90	9.77	8.65
	Including sales charges		12.25	4.54	8.48	7.96
Advisor Class*		11/08/12	19.38	11.26	10.06	8.89
Class C	Excluding sales charges	07/28/11	18.65	10.09	8.95	7.84
	Including sales charges		17.65	9.09	8.95	7.84
Institutional Class		07/28/11	19.29	11.20	10.05	8.91
Institutional 2 Class*		11/08/12	19.38	11.29	10.10	8.93
Institutional 3 Class*		03/01/17	19.33	11.26	10.06	8.80
Class R		07/28/11	19.02	10.62	9.51	8.36
Blended Benchmark			20.06	17.54	10.70	9.80
Bloomberg Barclays U.S. Aggregate Bond Index			1.79	7.28	4.34	3.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2020)
Common Stocks	39.4
Convertible Bonds	15.7
Convertible Preferred Stocks	13.6
Corporate Bonds & Notes	27.8
Limited Partnerships	1.1
Money Market Funds	1.1
Preferred Debt	0.9
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2020 — November 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,191.40	1,020.22	5.61	5.17	1.01
Advisor Class	1,000.00	1,000.00	1,193.80	1,021.54	4.17	3.84	0.75
Class C	1,000.00	1,000.00	1,186.50	1,016.47	9.70	8.94	1.75
Institutional Class	1,000.00	1,000.00	1,192.90	1,021.49	4.22	3.89	0.76
Institutional 2 Class	1,000.00	1,000.00	1,193.80	1,021.64	4.06	3.74	0.73
Institutional 3 Class	1,000.00	1,000.00	1,193.30	1,021.90	3.78	3.48	0.68
Class R	1,000.00	1,000.00	1,190.20	1,019.01	6.94	6.40	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	5

Portfolio of Investments
November 30, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 39.0%
Issuer	Shares	Value ($)
Communication Services 2.6%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	315,000	9,056,250
Verizon Communications, Inc.	192,500	11,628,925
Total		20,685,175
Media 0.6%
Comcast Corp., Class A	115,000	5,777,600
Total Communication Services		26,462,775
Consumer Discretionary 2.9%
Hotels, Restaurants & Leisure 1.2%
Extended Stay America, Inc.	400,000	5,484,000
Wyndham Destinations, Inc.	150,000	6,309,000
Total		11,793,000
Household Durables 1.0%
Newell Brands, Inc.	250,000	5,315,000
Whirlpool Corp.	26,500	5,157,165
Total		10,472,165
Specialty Retail 0.7%
Home Depot, Inc. (The)	25,000	6,935,250
Total Consumer Discretionary		29,200,415
Consumer Staples 3.0%
Food & Staples Retailing 0.5%
Walgreens Boots Alliance, Inc.	130,000	4,941,300
Food Products 1.0%
JM Smucker Co. (The)	42,500	4,981,000
Kraft Heinz Co. (The)	160,000	5,270,400
Total		10,251,400
Household Products 0.6%
Kimberly-Clark Corp.	45,000	6,268,950
Tobacco 0.9%
Philip Morris International, Inc.	117,500	8,900,625
Total Consumer Staples		30,362,275
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 2.6%
Oil, Gas & Consumable Fuels 2.6%
Chevron Corp.	117,500	10,243,650
Valero Energy Corp.	100,000	5,377,000
Williams Companies, Inc. (The)	485,000	10,175,300
Total		25,795,950
Total Energy		25,795,950
Financials 7.4%
Banks 2.6%
JPMorgan Chase & Co.	87,500	10,314,500
KeyCorp	144,496	2,233,908
PNC Financial Services Group, Inc. (The)	65,000	8,974,550
Zions Bancorp	130,000	5,016,700
Total		26,539,658
Capital Markets 2.6%
Ares Capital Corp.	650,000	10,712,000
Morgan Stanley	190,000	11,747,700
TCG BDC, Inc.	300,000	3,258,000
Total		25,717,700
Insurance 0.8%
MetLife, Inc.	180,000	8,310,600
Mortgage Real Estate Investment Trusts (REITS) 1.4%
Blackstone Mortgage Trust, Inc.	125,000	3,247,500
Starwood Property Trust, Inc.	575,000	10,315,500
Total		13,563,000
Total Financials		74,130,958
Health Care 3.2%
Biotechnology 1.1%
AbbVie, Inc.	107,500	11,242,350
Pharmaceuticals 2.1%
Amryt Pharma PLC, ADR(a)	172,608	2,157,600
Bristol-Myers Squibb Co.	77,500	4,836,000
Johnson & Johnson	67,500	9,765,900
Merck & Co., Inc.	55,000	4,421,450
Total		21,180,950
Total Health Care		32,423,300
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 3.8%
Aerospace & Defense 1.1%
Raytheon Technologies Corp.	150,000	10,758,000
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	60,000	10,264,200
Electrical Equipment 0.9%
Eaton Corp. PLC	70,000	8,477,700
Machinery 0.8%
Caterpillar, Inc.	47,500	8,245,525
Total Industrials		37,745,425
Information Technology 8.0%
Communications Equipment 1.0%
Cisco Systems, Inc.	240,000	10,324,800
Electronic Equipment, Instruments & Components 1.4%
Corning, Inc.	215,000	8,045,300
Vishay Intertechnology, Inc.	315,000	6,098,400
Total		14,143,700
IT Services 1.0%
International Business Machines Corp.	80,000	9,881,600
Semiconductors & Semiconductor Equipment 2.5%
Broadcom, Inc.	37,500	15,059,250
Texas Instruments, Inc.	62,500	10,078,125
Total		25,137,375
Software 0.7%
NortonLifeLock, Inc.	400,000	7,292,000
Technology Hardware, Storage & Peripherals 1.4%
HP, Inc.	360,000	7,894,800
Seagate Technology PLC	95,000	5,586,950
Total		13,481,750
Total Information Technology		80,261,225
Materials 1.5%
Chemicals 1.5%
Dow, Inc.	185,000	9,806,850
Nutrien Ltd.	110,000	5,419,700
Total		15,226,550
Total Materials		15,226,550
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
Alexandria Real Estate Equities, Inc.	42,500	6,958,525
Crown Castle International Corp.	27,500	4,608,175
Duke Realty Corp.	125,000	4,757,500
Medical Properties Trust, Inc.	500,000	9,700,000
Total		26,024,200
Total Real Estate		26,024,200
Utilities 1.4%
Electric Utilities 1.4%
Edison International	135,000	8,283,600
Pinnacle West Capital Corp.	65,000	5,320,250
Total		13,603,850
Total Utilities		13,603,850
Total Common Stocks (Cost $351,900,478)		391,236,923

Convertible Bonds 15.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.9%
Air Canada(b)
07/01/2025	4.000%	6,200,000	9,259,458
Cable and Satellite 1.0%
DISH Network Corp.
08/15/2026	3.375%	9,500,000	9,470,550
Consumer Cyclical Services 0.5%
Zillow Group, Inc.
05/15/2025	2.750%	3,000,000	5,407,839
Health Care 1.6%
CONMED Corp.
02/01/2024	2.625%	4,000,000	5,226,039
Invacare Corp.
11/15/2024	5.000%	4,500,000	4,202,170
Novavax, Inc.
02/01/2023	3.750%	4,400,000	6,230,224
Total			15,658,433
Home Construction 0.5%
SunPower Corp.
01/15/2023	4.000%	4,508,000	5,418,578

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.1%
Chesapeake Energy Corp.(c)
09/15/2026	0.000%	10,500,000	577,500
Leisure 1.5%
NCL Corp., Ltd.(b)
08/01/2025	5.375%	5,000,000	7,687,500
Royal Caribbean Cruises Ltd(b)
06/15/2023	4.250%	5,300,000	7,282,200
Total			14,969,700
Life Insurance 0.8%
AXA SA(b)
05/15/2021	7.250%	7,000,000	8,057,070
Other Financial Institutions 0.8%
RWT Holdings, Inc.
10/01/2025	5.750%	8,250,000	7,765,725
Other Industry 0.6%
Green Plains, Inc.
09/01/2022	4.125%	6,000,000	5,621,917
Other REIT 0.6%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	6,340,000	6,288,646
Pharmaceuticals 3.4%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	1,209,987
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	6,500,000	5,758,469
Clovis Oncology, Inc.
05/01/2025	1.250%	11,700,000	8,137,719
Insmed, Inc.
01/15/2025	1.750%	4,000,000	4,812,463
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	5,800,000	4,445,525
Radius Health, Inc.
09/01/2024	3.000%	6,800,000	5,827,904
Tilray, Inc.
10/01/2023	5.000%	6,000,000	3,960,000
Total			34,152,067
Property & Casualty 0.4%
MGIC Investment Corp.(b),(d)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,072,075
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 1.5%
American Eagle Outfitters, Inc.(b)
04/15/2025	3.750%	2,300,000	5,055,688
Dick’s Sporting Goods, Inc.(b)
04/15/2025	3.250%	2,700,000	4,863,527
Guess?, Inc.
04/15/2024	2.000%	5,500,000	5,280,000
Total			15,199,215
Technology 1.4%
Avaya Holdings Corp.
06/15/2023	2.250%	5,300,000	5,432,900
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	4,500,000	8,873,437
Total			14,306,337
Total Convertible Bonds (Cost $143,293,615)			156,225,110

Convertible Preferred Stocks 13.4%
Issuer		Shares	Value ($)
Communication Services 0.6%
Diversified Telecommunication Services 0.6%
2020 Cash Mandatory Exchangeable Trust(b)	5.250%	4,800	5,818,560
Total Communication Services			5,818,560
Consumer Discretionary 1.4%
Auto Components 0.7%
Aptiv PLC	5.500%	52,500	7,340,550
Internet & Direct Marketing Retail 0.7%
2020 Mandatory Exchangeable Trust(b)	6.500%	3,800	6,729,230
Total Consumer Discretionary			14,069,780
Consumer Staples 0.5%
Household Products 0.5%
Energizer Holdings, Inc.	7.500%	55,000	4,973,739
Total Consumer Staples			4,973,739
Financials 1.7%
Capital Markets 1.0%
AMG Capital Trust II	5.150%	87,500	4,183,593
KKR & Co., Inc.	6.000%	95,000	5,206,950
Total			9,390,543

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Insurance 0.7%
Assurant, Inc.	6.500%	60,000	7,382,051
Total Financials			16,772,594
Health Care 3.6%
Health Care Equipment & Supplies 2.1%
Becton Dickinson and Co.	6.000%	140,000	7,316,400
Boston Scientific Corp.	5.500%	65,000	6,618,300
Danaher Corp.	5.000%	5,500	7,171,560
Total			21,106,260
Health Care Technology 0.7%
Change Healthcare, Inc.	6.000%	125,000	7,660,000
Life Sciences Tools & Services 0.8%
Avantor, Inc.	6.250%	90,000	7,770,600
Total Health Care			36,536,860
Industrials 1.0%
Machinery 1.0%
Stanley Black & Decker, Inc.	5.250%	90,000	10,044,000
Total Industrials			10,044,000
Information Technology 1.2%
Electronic Equipment, Instruments & Components 0.8%
II-VI, Inc.	6.000%	26,500	7,660,885
IT Services 0.4%
Sabre Corp.	6.500%	31,500	4,611,600
Total Information Technology			12,272,485
Real Estate 0.5%
Equity Real Estate Investment Trusts (REITS) 0.5%
QTS Realty Trust, Inc.	6.500%	35,000	4,732,700
Total Real Estate			4,732,700
Utilities 2.9%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.219%	200,000	9,800,000
Multi-Utilities 1.4%
DTE Energy Co.	6.250%	305,000	14,667,450
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Water Utilities 0.5%
Essential Utilities, Inc.	6.000%	85,000	4,998,850
Total Utilities			29,466,300
Total Convertible Preferred Stocks (Cost $118,114,837)			134,687,018

Corporate Bonds & Notes 27.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.3%
Rolls-Royce PLC(b)
10/15/2027	5.750%	5,333,000	5,736,017
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,707,882
Total			13,443,899
Brokerage/Asset Managers/Exchanges 0.9%
LPL Holdings, Inc.(b)
09/15/2025	5.750%	8,650,000	8,950,911
Cable and Satellite 1.0%
Gogo Intermediate Holdings LLC/Finance Co., Inc.(b)
05/01/2024	9.875%	4,500,000	4,800,225
Telesat Canada/LLC(b)
10/15/2027	6.500%	5,114,000	5,262,487
Total			10,062,712
Chemicals 1.0%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	5,000,000	5,485,191
Starfruit Finco BV/US Holdco LLC(b)
10/01/2026	8.000%	4,300,000	4,604,328
Total			10,089,519
Consumer Cyclical Services 0.6%
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,600,000	2,836,594
01/15/2028	6.250%	2,695,000	2,875,378
Total			5,711,972
Consumer Products 0.4%
Mattel, Inc.
10/01/2040	6.200%	2,770,000	3,110,097
11/01/2041	5.450%	1,100,000	1,165,116
Total			4,275,213

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 2.1%
Fortress Transportation and Infrastructure Investors LLC(b)
10/01/2025	6.500%	7,000,000	7,195,473
08/01/2027	9.750%	3,240,000	3,679,386
Springleaf Finance Corp.
03/15/2025	6.875%	6,700,000	7,681,360
03/15/2026	7.125%	2,091,000	2,407,218
Total			20,963,437
Food and Beverage 1.2%
Chobani LLC/Finance Corp., Inc.(b)
04/15/2025	7.500%	4,672,000	4,901,111
United Natural Foods, Inc.(b)
10/15/2028	6.750%	6,420,000	6,664,261
Total			11,565,372
Gaming 0.5%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	4,799,000	5,275,410
Health Care 1.7%
Quotient Ltd.(b),(e),(f)
04/15/2024	12.000%	1,330,000	1,330,000
04/15/2024	12.000%	570,000	570,000
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	7,500,000	7,653,407
Tenet Healthcare Corp.(b)
10/01/2028	6.125%	7,021,000	7,134,554
Total			16,687,961
Independent Energy 1.4%
Indigo Natural Resources LLC(b)
02/15/2026	6.875%	9,500,000	9,610,836
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	4,169,067	3,960,614
Total			13,571,450
Leisure 1.6%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(b)
10/01/2028	6.500%	4,600,000	4,867,206
NCL Corp., Ltd.(b)
05/15/2024	12.250%	4,600,000	5,453,498
Royal Caribbean Cruises Ltd.(b)
06/15/2023	9.125%	4,928,000	5,331,903
Total			15,652,607
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.4%
Lions Gate Capital Holdings LLC(b)
11/01/2024	5.875%	9,250,000	9,276,444
Meredith Corp.
02/01/2026	6.875%	5,000,000	4,973,735
Total			14,250,179
Metals and Mining 1.3%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	4,600,000	3,071,946
Constellium NV(b)
03/01/2025	6.625%	5,000,000	5,162,408
Warrior Met Coal, Inc.(b)
11/01/2024	8.000%	4,937,000	4,942,171
Total			13,176,525
Midstream 0.3%
Rockpoint Gas Storage Canada Ltd.(b)
03/31/2023	7.000%	3,111,000	2,997,940
Oil Field Services 0.3%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	2,560,842
01/15/2028	7.500%	1,131,000	599,300
Total			3,160,142
Other Industry 0.6%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	6,412,624
Packaging 3.0%
ARD Finance SA(b),(g)
06/30/2027	6.500%	9,500,000	9,999,836
BWAY Holding Co.(b)
04/15/2025	7.250%	11,000,000	11,038,390
Novolex(b)
01/15/2025	6.875%	9,000,000	9,152,317
Total			30,190,543
Pharmaceuticals 1.0%
Bausch Health Companies, Inc.(b)
01/30/2028	5.000%	1,532,000	1,533,400
01/30/2030	5.250%	8,032,000	8,201,606
Total			9,735,006
Restaurants 1.0%
Dave & Buster’s, Inc.(b)
11/01/2025	7.625%	4,700,000	4,876,380

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp.(b)
02/15/2026	6.750%	4,700,000	4,862,955
Total			9,739,335
Retailers 1.1%
Academy Ltd.(b)
11/15/2027	6.000%	5,333,000	5,493,552
L Brands, Inc.(b)
10/01/2030	6.625%	4,800,000	5,263,828
Total			10,757,380
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	5,345,133
Technology 2.4%
Avaya, Inc.(b)
09/15/2028	6.125%	5,000,000	5,273,228
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,700,000	2,966,688
Diebold, Inc.
04/15/2024	8.500%	7,500,000	7,486,321
Plantronics, Inc.(b)
05/31/2023	5.500%	5,100,000	5,113,248
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,571,309
09/01/2025	7.375%	1,077,000	1,159,967
Total			24,570,761
Transportation Services 0.5%
Hertz Corp. (The)(b),(c)
10/15/2024	0.000%	5,000,000	2,214,302
08/01/2026	0.000%	5,500,000	2,475,199
Total			4,689,501
Wirelines 0.5%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	5,000,000	5,266,145
Total Corporate Bonds & Notes (Cost $276,441,066)			276,541,677
Limited Partnerships 1.1%
Issuer	Shares	Value ($)
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Enviva Partners LP	115,000	5,133,600
Rattler Midstream LP	525,000	4,352,250
Summit Midstream Partners LP	74,667	1,122,992
Total		10,608,842
Total Energy		10,608,842
Total Limited Partnerships (Cost $16,250,592)		10,608,842

Preferred Debt 0.9%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.4%
Citigroup Capital XIII(d)
10/30/2040	6.584%	165,000	4,527,600
Finance Companies 0.5%
GMAC Capital Trust I(d)
02/15/2040	6.006%	175,000	4,548,250
Total Preferred Debt (Cost $8,830,184)			9,075,850

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC/EagleClaw Midstream Ventures(h),(i)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	4,994,235	4,424,043
Total Senior Loans (Cost $4,954,538)			4,424,043

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(a),(e),(f)	16,125	0
Total Energy		0
Total Warrants (Cost $—)		0

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Money Market Funds 1.1%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.026%(j)	10,484,308	10,484,308
Total Money Market Funds (Cost $10,484,308)		10,484,308
Total Investments in Securities (Cost: $930,269,618)		993,283,771
Other Assets & Liabilities, Net		9,081,083
Net Assets		1,002,364,854
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2020, the total value of these securities amounted to $300,447,378, which represents 29.97% of total net assets.
(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2020, the total value of these securities amounted to $5,267,001, which represents 0.53% of total net assets.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2020.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2020, the total value of these securities amounted to $1,900,000, which represents 0.19% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	The stated interest rate represents the weighted average interest rate at November 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(i)	Variable rate security. The interest rate shown was the current rate as of November 30, 2020.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2020.
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	26,462,775	—	—	26,462,775
Consumer Discretionary	29,200,415	—	—	29,200,415
Consumer Staples	30,362,275	—	—	30,362,275
Energy	25,795,950	—	—	25,795,950
Financials	74,130,958	—	—	74,130,958
Health Care	32,423,300	—	—	32,423,300
Industrials	37,745,425	—	—	37,745,425
Information Technology	80,261,225	—	—	80,261,225
Materials	15,226,550	—	—	15,226,550
Real Estate	26,024,200	—	—	26,024,200
Utilities	13,603,850	—	—	13,603,850
Total Common Stocks	391,236,923	—	—	391,236,923
Convertible Bonds	—	156,225,110	—	156,225,110
Convertible Preferred Stocks
Communication Services	—	5,818,560	—	5,818,560
Consumer Discretionary	—	14,069,780	—	14,069,780
Consumer Staples	—	4,973,739	—	4,973,739
Financials	—	16,772,594	—	16,772,594
Health Care	—	36,536,860	—	36,536,860
Industrials	—	10,044,000	—	10,044,000
Information Technology	—	12,272,485	—	12,272,485
Real Estate	—	4,732,700	—	4,732,700
Utilities	—	29,466,300	—	29,466,300
Total Convertible Preferred Stocks	—	134,687,018	—	134,687,018
Corporate Bonds & Notes	—	274,641,677	1,900,000	276,541,677
Limited Partnerships
Energy	10,608,842	—	—	10,608,842
Total Limited Partnerships	10,608,842	—	—	10,608,842
Preferred Debt	9,075,850	—	—	9,075,850
Senior Loans	—	4,424,043	—	4,424,043
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
November 30, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	10,484,308	—	—	10,484,308
Total Investments in Securities	421,405,923	569,977,848	1,900,000	993,283,771

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $930,269,618)	$993,283,771
Receivable for:
Investments sold	11,094,500
Capital shares sold	996,566
Dividends	2,061,508
Interest	5,205,262
Prepaid expenses	4,270
Other assets	30,726
Total assets	1,012,676,603
Liabilities
Payable for:
Investments purchased	5,078,034
Capital shares purchased	4,992,382
Management services fees	53,139
Distribution and/or service fees	22,845
Transfer agent fees	78,029
Compensation of board members	48,752
Compensation of chief compliance officer	107
Other expenses	38,461
Total liabilities	10,311,749
Net assets applicable to outstanding capital stock	$1,002,364,854
Represented by
Paid in capital	929,003,796
Total distributable earnings (loss)	73,361,058
Total - representing net assets applicable to outstanding capital stock	$1,002,364,854
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	15

Statement of Assets and Liabilities  (continued)
November 30, 2020 (Unaudited)
Class A
Net assets	$249,832,952
Shares outstanding	17,841,725
Net asset value per share	$14.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.85
Advisor Class
Net assets	$19,296,235
Shares outstanding	1,366,044
Net asset value per share	$14.13
Class C
Net assets	$213,558,539
Shares outstanding	15,349,862
Net asset value per share	$13.91
Institutional Class
Net assets	$461,998,712
Shares outstanding	32,999,223
Net asset value per share	$14.00
Institutional 2 Class
Net assets	$40,952,454
Shares outstanding	2,897,089
Net asset value per share	$14.14
Institutional 3 Class
Net assets	$15,743,672
Shares outstanding	1,129,096
Net asset value per share	$13.94
Class R
Net assets	$982,290
Shares outstanding	70,224
Net asset value per share	$13.99
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$13,635,248
Interest	13,452,941
Interfund lending	17
Foreign taxes withheld	(11,481)
Total income	27,076,725
Expenses:
Management services fees	3,049,931
Distribution and/or service fees
Class A	289,921
Class C	1,043,288
Class R	2,406
Transfer agent fees
Class A	96,087
Advisor Class	7,968
Class C	86,531
Institutional Class	181,209
Institutional 2 Class	10,996
Institutional 3 Class	648
Class R	399
Compensation of board members	15,973
Custodian fees	3,678
Printing and postage fees	28,311
Registration fees	75,358
Audit fees	14,993
Legal fees	9,426
Compensation of chief compliance officer	107
Other	15,449
Total expenses	4,932,679
Net investment income	22,144,046
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,562,604
Foreign currency translations	373
Net realized gain	16,562,977
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	127,433,075
Net change in unrealized appreciation (depreciation)	127,433,075
Net realized and unrealized gain	143,996,052
Net increase in net assets resulting from operations	$166,140,098
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations
Net investment income	$22,144,046	$47,376,359
Net realized gain (loss)	16,562,977	(7,893,342)
Net change in unrealized appreciation (depreciation)	127,433,075	(49,443,734)
Net increase (decrease) in net assets resulting from operations	166,140,098	(9,960,717)
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,819,658)	(10,354,370)
Advisor Class	(509,557)	(976,979)
Class C	(4,620,233)	(8,738,038)
Institutional Class	(11,531,180)	(21,736,617)
Institutional 2 Class	(972,966)	(1,318,869)
Institutional 3 Class	(410,980)	(595,592)
Class R	(23,313)	(65,609)
Total distributions to shareholders	(23,887,887)	(43,786,074)
Increase (decrease) in net assets from capital stock activity	(58,697,317)	86,621,573
Total increase in net assets	83,554,894	32,874,782
Net assets at beginning of period	918,809,960	885,935,178
Net assets at end of period	$1,002,364,854	$918,809,960
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2020 (Unaudited)		May 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,545,091	19,781,385	5,490,720	70,565,071
Distributions reinvested	456,284	5,671,544	851,210	10,165,284
Redemptions	(2,315,901)	(29,428,258)	(5,143,692)	(64,020,869)
Net increase (decrease)	(314,526)	(3,975,329)	1,198,238	16,709,486
Advisor Class
Subscriptions	303,203	3,967,123	1,031,825	13,413,751
Distributions reinvested	40,703	509,556	81,132	976,853
Redemptions	(577,253)	(7,446,211)	(1,413,713)	(17,994,813)
Net decrease	(233,347)	(2,969,532)	(300,756)	(3,604,209)
Class C
Subscriptions	580,182	7,421,403	4,093,060	53,056,336
Distributions reinvested	369,409	4,567,155	722,457	8,584,091
Redemptions	(3,068,823)	(38,763,390)	(4,443,549)	(53,440,411)
Net increase (decrease)	(2,119,232)	(26,774,832)	371,968	8,200,016
Institutional Class
Subscriptions	3,538,923	45,591,029	14,476,075	187,063,867
Distributions reinvested	922,204	11,450,148	1,811,445	21,569,336
Redemptions	(6,819,707)	(86,713,796)	(13,255,528)	(161,072,842)
Net increase (decrease)	(2,358,580)	(29,672,619)	3,031,992	47,560,361
Institutional 2 Class
Subscriptions	1,290,172	16,401,321	2,010,293	25,036,107
Distributions reinvested	77,449	972,966	109,680	1,318,741
Redemptions	(861,706)	(11,471,866)	(1,214,310)	(14,443,021)
Net increase	505,915	5,902,421	905,663	11,911,827
Institutional 3 Class
Subscriptions	66,732	848,474	633,469	8,176,022
Distributions reinvested	33,224	410,911	50,993	595,466
Redemptions	(188,185)	(2,396,827)	(207,645)	(2,536,902)
Net increase (decrease)	(88,229)	(1,137,442)	476,817	6,234,586
Class R
Subscriptions	736	9,279	32,783	414,729
Distributions reinvested	1,872	23,248	5,441	65,493
Redemptions	(8,055)	(102,511)	(74,269)	(870,716)
Net decrease	(5,447)	(69,984)	(36,045)	(390,494)
Total net increase (decrease)	(4,613,446)	(58,697,317)	5,647,877	86,621,573
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2020 (Unaudited)	$12.06	0.30	1.97	2.27	(0.33)	—	(0.33)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	—	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$12.16	0.32	1.99	2.31	(0.34)	—	(0.34)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Class C
Six Months Ended 11/30/2020 (Unaudited)	$11.99	0.25	1.95	2.20	(0.28)	—	(0.28)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(e)	(0.49)	—	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$12.06	0.32	1.96	2.28	(0.34)	—	(0.34)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$12.17	0.32	1.99	2.31	(0.34)	—	(0.34)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2020 (Unaudited)	$14.00	19.14%	1.01%(c)	1.01%(c)	4.67%(c)	29%	$249,833
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(d)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Advisor Class
Six Months Ended 11/30/2020 (Unaudited)	$14.13	19.38%	0.75%(c)	0.75%(c)	4.92%(c)	29%	$19,296
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(d)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Class C
Six Months Ended 11/30/2020 (Unaudited)	$13.91	18.65%	1.75%(c)	1.75%(c)	3.92%(c)	29%	$213,559
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(d)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Institutional Class
Six Months Ended 11/30/2020 (Unaudited)	$14.00	19.29%	0.76%(c)	0.76%(c)	4.92%(c)	29%	$461,999
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(d)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Institutional 2 Class
Six Months Ended 11/30/2020 (Unaudited)	$14.14	19.38%	0.73%(c)	0.73%(c)	4.92%(c)	29%	$40,952
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$12.01	0.32	1.95	2.27	(0.34)	—	(0.34)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	—	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(f)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
Class R
Six Months Ended 11/30/2020 (Unaudited)	$12.05	0.29	1.96	2.25	(0.31)	—	(0.31)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	—	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2020 (Unaudited)	$13.94	19.33%	0.68%(c)	0.68%(c)	4.99%(c)	29%	$15,744
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(f)	$12.44	0.84%	0.74%(c)	0.74%(c)	(184.79%)(c)	71%	$2
Class R
Six Months Ended 11/30/2020 (Unaudited)	$13.99	19.02%	1.25%(c)	1.25%(c)	4.41%(c)	29%	$982
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(d)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	23

Notes to Financial Statements
November 30, 2020 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and
24	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2020 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Columbia Flexible Capital Income Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
28	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,037,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	239,737
Class C	—	1.00(b)	4,368

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2020 through September 30, 2021	Prior to October 1, 2020
Class A	1.20%	1.22%
Advisor Class	0.95	0.97
Class C	1.95	1.97
Institutional Class	0.95	0.97
Institutional 2 Class	0.92	0.95
Institutional 3 Class	0.87	0.90
Class R	1.45	1.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
At November 30, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
930,270,000	115,970,000	(52,956,000)	63,014,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(13,025,513)	—	(13,025,513)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $264,992,109 and $333,182,679, respectively, for the six months ended November 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,000,000	0.60	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating
30	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to 1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2020.
Note 8. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
Columbia Flexible Capital Income Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At November 30, 2020, one unaffiliated shareholder of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
32	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
November 30, 2020 (Unaudited)
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	33

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2020

Approval of Management Agreement  (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Flexible Capital Income Fund | Semiannual Report 2020	35

Approval of Management Agreement  (continued)

Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
36	Columbia Flexible Capital Income Fund | Semiannual Report 2020

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR148_05_L01_(01/21)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	January 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	January 22, 2021